UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3274

Money Market Portfolio
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
 (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:  December 31
Date of reporting period: December 31, 2003

ITEM 1.  REPORT TO STOCKHOLDERS.

         The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT
DECEMBER 31, 2003

                                                              [UMBRELLA ART TOP]

                          [UMBRELLA ART BOTTOM]
                  MANAGED ASSETS TRUST
                  HIGH YIELD BOND TRUST
                  CAPITAL APPRECIATION FUND
                  MONEY MARKET PORTFOLIO
                  THE TRAVELERS SERIES TRUST:

                  U.S. GOVERNMENT SECURITIES PORTFOLIO
                  SOCIAL AWARENESS STOCK PORTFOLIO
                  PIONEER FUND PORTFOLIO

[TRAVELERS LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Cityplace
Hartford, CT 06103

ANNUAL REPORT FOR MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CAPITAL APPRECIATION FUND, MONEY MARKET PORTFOLIO AND THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  WHAT'S INSIDE

LETTER FROM THE CHAIRMAN....................................    1
MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CAPITAL
APPRECIATION FUND AND MONEY MARKET PORTFOLIO:
MANAGER OVERVIEW AND FUND PERFORMANCE (IF APPLICABLE):
     MANAGED ASSETS TRUST...................................    3
     HIGH YIELD BOND TRUST..................................    7
     CAPITAL APPRECIATION FUND..............................    9
     MONEY MARKET PORTFOLIO.................................   12
SCHEDULES OF INVESTMENTS....................................   13
STATEMENTS OF ASSETS AND LIABILITIES........................   40
STATEMENTS OF OPERATIONS....................................   41
STATEMENTS OF CHANGES IN NET ASSETS.........................   42
NOTES TO FINANCIAL STATEMENTS...............................   46
FINANCIAL HIGHLIGHTS........................................   51
INDEPENDENT AUDITORS' REPORT................................   53
TAX INFORMATION.............................................   54
THE TRAVELERS SERIES TRUST - U.S. GOVERNMENT SECURITIES
PORTFOLIO, SOCIAL AWARENESS STOCK PORTFOLIO AND PIONEER FUND
PORTFOLIO:
MANAGER OVERVIEW AND FUND PERFORMANCE:
     U.S. GOVERNMENT SECURITIES PORTFOLIO...................   55
     SOCIAL AWARENESS STOCK PORTFOLIO.......................   57
     PIONEER FUND PORTFOLIO.................................   60
SCHEDULES OF INVESTMENTS....................................   63
STATEMENTS OF ASSETS AND LIABILITIES........................   75
STATEMENTS OF OPERATIONS....................................   76
STATEMENTS OF CHANGES IN NET ASSETS.........................   77
NOTES TO FINANCIAL STATEMENTS...............................   80
FINANCIAL HIGHLIGHTS........................................   85
INDEPENDENT AUDITORS' REPORT................................   87
ADDITIONAL INFORMATION......................................   88
TAX INFORMATION.............................................   91

--------------------------------------------------------------------------------
                            LETTER FROM THE CHAIRMAN

                                                           [R. JAY GERKEN PHOTO]

                                                        R. JAY GERKEN, CFA
                                                        Chairman, President and
                                                        Chief Executive Officer
DEAR SHAREHOLDER,

The year 2003 marked a sharp turning point in the investment world. After a three-year equity bear market, the worst since the 1930s, stocks of all sizes and styles made a strong comeback, making gains across all industries and sectors through the year. The greatest gains were made by small-cap, rather than large-cap stocks, and by those that had fallen the farthest since the market peaks of 2000, particularly technology stocks. Overall, bond performance was a story of contrasts, with high yield bonds significantly outperforming investment-grade corporate bonds and government-issued fixed-income securities. Notably, bond market performance paralleled stock performance in that the most volatile securities outperformed the most conservative. Investors clearly had increased appetites for risk.

The turning point for stocks came in mid-March as the U.S. ended the uncertainty over the impending Iraq War and achieved a swift and decisive victory. Meanwhile, historically low interest rates and lowered income taxes combined to provide a strong economic stimulus, which first raised expectations for economic growth and then led to gains in consumer confidence and rapid expansion in the third quarter. Meanwhile, job growth remained sluggish. This led to some concerns over the sustainability of both the economic rebound and the market's strong performance.

Within this environment, the funds performed as follows:

                Performance of the Funds as of December 31, 2003

                                                                6 MONTHS   12 MONTHS
                                                                --------   ---------
MANAGED ASSETS TRUST........................................      9.54%     21.98%
S&P 500 Index...............................................     15.14      28.67
Lehman Brothers Government/Credit Bond Index................     -0.53       4.67
Lipper Flexible Portfolio Variable Funds Category Average...      9.44      18.65

HIGH YIELD BOND TRUST.......................................     10.95      29.15
Credit Suisse First Boston High Yield Index.................      9.05      27.94
Lipper High Current Yield Variable Funds Category Average...      8.41      23.93

CAPITAL APPRECIATION FUND...................................     15.20      24.91
S&P 500 Index...............................................     15.14      28.67
Russell 2000 Index..........................................     24.92      47.25
Lipper Large-Cap Growth Variable Funds Category Average.....     13.57      28.18

MONEY MARKET PORTFOLIO......................................      0.34       0.78
Lipper Money Market Variable Funds Category Average.........      0.27       0.64

U.S. GOVERNMENT SECURITIES PORTFOLIO........................     -1.81       2.75
Merrill Lynch U.S. Treasury/Agency Master Index.............     -1.11       2.36
Lipper General U.S. Government Variable Funds Category
  Average...................................................     -0.76       2.33

SOCIAL AWARENESS STOCK PORTFOLIO............................     14.85      28.85
S&P 500 Index...............................................     15.14      28.67
Lipper Specialty/Miscellaneous Variable Funds Category
  Average...................................................     18.50      40.40

PIONEER FUND PORTFOLIO......................................     14.80      23.78
S&P 500 Index...............................................     15.14      28.67
Lipper Multi-Cap Core Variable Funds Category Average.......     15.82      31.84

ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. Principal value and investment returns will fluctuate and investors' shares, when redeemed may be worth more or less than their original cost.

Each fund's returns reflect expenses incurred by that fund, but do not reflect any charges or expenses imposed by the variable annuity or life contract you own, and do not reflect the deduction of any taxes. Therefore, your actual returns would have been lower. An investor may not invest directly in the fund.

Index returns are provided for comparison, but an investor cannot invest directly in an index. Additionally, these returns do not reflect any deduction for fees or expenses, as indices are unmanaged, and do not incur such expenses. Index returns also do not reflect any deduction for taxes.

The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Credit Suisse First Boston High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. The Lehman Brothers Government/Credit Bond Index is a broad-based bond index composed of government and corporate debt issues that are investment grade (rated Baa/BBB or higher). The Merrill Lynch U.S. Treasury/Agency Master Index is an index comprises of U.S. Treasury and Agency securities.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2003 and include the reinvestment of dividends and capital gains, if any. Returns were calculated among the 149 funds for the six-month period and among the 146 funds for the 12-month period in the Lipper large-cap growth variable funds category. Returns were calculated among the 88 funds for the six-month period and among the 86 funds for the 12-month period in the Lipper high current yield variable funds category. Returns were calculated among the 87 funds for the six-month period and among the 86 funds for the 12-month period in the Lipper flexible portfolio variable funds category. Returns were calculated among the 109 funds for the six-month period and among the 107 funds for the 12-month period in the Lipper money market variable funds category. Returns were calculated among the 135 funds for the six-month period and among the 130 funds for the 12-month period in the Lipper specialty/ miscellaneous variable funds category. Returns were calculated among the 54 funds for the six-month period and among the 51 funds for the 12-month period in the Lipper general U.S. Government variable funds category. Returns were calculated among the 124 funds for the six-month period and among the 121 funds for the 12-month period in the Lipper multi-cap core variable funds category.

Please read on for a more detailed look at prevailing economic and market conditions during the funds' fiscal year and to learn how those conditions and changes made to the portfolio during this time may have affected fund performance.

INFORMATION ABOUT YOUR FUND

In recent months several issues in the mutual fund and variable insurance products industries have come under the scrutiny of federal and state regulators. Travelers Life & Annuity and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, and other mutual fund and variable product issues in connection with various investigations. The funds have been informed that Travelers Life & Annuity and its affiliates are responding to those information requests and cooperating with the regulators, but are not in a position to predict the outcome of these requests and investigations.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 20, 2004

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

MANAGED ASSETS TRUST

PERFORMANCE UPDATE

During its fiscal year ended December 31, 2003, the fund generated a return of 21.98%. In comparison, the fund outperformed one of its unmanaged benchmarks, the Lehman Brothers Government/Credit Bond Index,(i) which advanced by 4.67%, but underperformed its other unmanaged benchmark, the S&P 500 Index,(ii) which gained 28.67% and for the same period. The fund outperformed its Lipper flexible portfolio variable funds category average, which was up 18.65% over the same time frame.(1)

EQUITY MARKET OVERVIEW

Optimistic forecasts for a strong economic rebound in 2003 have proven to be correct. With real gross domestic product ("GDP")(iii) growth of 3.3% in the second quarter and a surge of 8.2% in the third quarter, the economy gradually responded to the stimulus of aggressive monetary and fiscal policies. However, some investors continued to express concerns that the effects of these stimulative policies might wear off, and corporate revenue growth might not be sustainable. Other issues for the economy focus on weak employment data, sluggish capital spending, and the impact on consumer spending from a slowdown in mortgage refinancing.

From the monetary perspective, the Federal Reserve Board appeared to be firmly committed to maintaining low interest rates, despite the widely discussed risk of a further decline in inflation. The nation's fiscal stimulus also seemed to be effective, and despite the scheduled expiration of recent tax cuts, most consumers apparently perceived the reduction in tax rates as permanent.

The employment rate began to improve toward the end of 2003. Non-farm payrolls rose, and initial claims for unemployment insurance fell steadily. The industrial sector began to advance as well, with industrial production moving higher over the last four months of the year. Many major corporations have started to indicate some willingness to invest. Capital-goods orders have trended higher, and capital spending rose in the final three quarters of 2003. Consumer spending has clearly been a pillar for economic growth and any significant weakening could be detrimental to the overall recovery. With the recent slowdown in mortgage refinancing, there have been widespread concerns that consumer spending could be losing its momentum.

Economic data released during 2003 showed evidence of a cyclical recovery and provided more hope late in the year as retail sales and initial unemployment claims were better than anticipated. With lower inventories and higher operating profits, many companies have finally begun to hire selectively and slowly boost capital expenditures. Along with continuing strength in consumer confidence, the increase in capital spending helped lift many stocks to produce their best returns in recent years. In addition, the gains were remarkably broad-based and every economic sector participated.

With historically high oil and natural gas prices, energy stocks delivered exceptional performance in the past year. The technology and consumer discretionary sectors also traded much higher on improved capital investments and strong retail sales. However, during the past month, weaker sales from major department stores have led investors to begin gradually reduce their lofty expectations on the industry. The only exceptions were luxury item stores, which realized solid sales increases during the holiday season. Similarly, technology investors turned less bullish as well. When it became evident that major capital spending would not occur until later in 2004, most technology stocks came under pressure and traded lower.

OVERVIEW OF FUND'S EQUITY INVESTMENTS

Our stock selection models produced mixed results during the course of 2003. The strong market rally was primarily fueled by the tremendous gains of lower quality stocks, which typically perform well at the inflection point of a market recovery. Especially in industries such as semiconductors and telecommunications, many stocks surged significantly without any visible rebound in demand. Throughout the year, positive economic data continued to lead investors towards stocks with higher earnings leverage and sales growth in anticipation of a strong economic recovery.

Consequently, we feel that the focus on management guidance and longer-term business outlook undermined the importance of earnings surprises and estimates revisions as stock selection factors in 2003. As a result, most of our

(1) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2003, calculated among the 86 funds in the Lipper flexible portfolio variable funds category including the reinvestment of dividends and capital gains, if any.

earnings factors remained anemic. Among our valuation factors, operating cash flow remained a strong preference with investors, although its effectiveness has clearly diminished from the peak of the accounting crisis. Overall, our stock selection was modestly favorable in the producer durables, technology and transportation sectors, but adverse in the utilities sector.

In the producer durables sector, the fund benefited from positions in Boeing Co., Centex Corp., and PerkinElmer, Inc. when the market rally began in the second quarter. Boeing reported quarterly earnings from operations above the consensus estimate. The company cited ongoing strength in the military business as the main reason for the upside surprise. Although the commercial business remained weak, the stock gained during the second quarter. Similarly, Centex reported higher earnings than expected. The upside was driven by strength in the homebuilding and financial services, despite losses in construction products and services. PerkinElmer reiterated its earnings guidance for the coming quarter. Management stated that revenues seemed to have stabilized and would be higher than the previous quarter.

In the technology sector, fund positions in Avaya, Inc., Scientific-Atlanta, Inc., and Cisco Systems helped us during the third quarter. Avaya announced that its domestic operation grew faster than management had previously guided for, although its European group was slightly weaker. Analysts raised their earnings estimates based on the new guidance and the stock moved higher. Scientific-Atlanta posted robust financial results for the second quarter. Demand for its digital systems exceeded management's expectation, and the company guided for higher earnings growth for the coming year. Cisco continued to gain market share in the data networking industry. The company reaffirmed its earnings guidance and substantially strengthened its balance sheet.

In the auto & transportation sector, fund positions in Norfolk Southern Corp., Ford Motor Co., and Eaton contributed positively to performance towards the end of the year. Norfolk Southern announced better earnings than the consensus estimate. Although revenue was below analysts' expectations, operating costs were also lower than expected. Its strength in cost control allowed the stock to trade at a relatively higher earnings multiple than its competitors. Ford Motor traded higher on reports that showed sales in Europe might be rebounding. The company also met its production schedule and succeeded in reducing its inventory level. Eaton, which manufactures power systems, benefited from an improvement in the capital goods markets. Management guided for higher sales and expected its market share to increase in the coming quarters.

On the other hand, in the utilities sector, the fund was negatively impacted by its positions in AT&T Corp., Nicor, Inc., and Alltel Corp. at the beginning of the year. AT&T pre-announced that earnings would miss consensus expectation. Management acknowledged that consumer business remained weak and might take longer to improve. The stock traded lower after the news. Nicor posted lower earnings for the quarter due to a decline in utility revenue and higher operating costs. The company trimmed its earnings guidance for the coming year. Alltel missed its subscriber growth target in its wireless operation. Revenue growth in its wireless business was also weaker than expected. Although most analysts maintained their earnings estimates, they downgraded their rating on the stock.

In our disciplined approach to stock selection, we screen our research universe of over 1,000 large cap securities for companies that offer improving earnings fundamentals at discounted stock valuations. We continued to focus on this dual theme of low valuations and improving earnings outlook as the basis of our stock selection.

FIXED-INCOME MARKET AND FUND OVERVIEW

By the end of 2003, equity prices rose for three consecutive quarters, giving credence to an ongoing economic recovery. The labor markets finally showed some long-awaited, albeit modest, strength and the U.S. economy continued its second year of expansion, mainly due to gains in productivity. Consumer spending was considerably stronger than first estimated. Although shrinking pay increases and higher inflation expectations have spawned some worries, consumer sentiment has held up surprisingly well.

The dramatic improvement in stocks benefited the equity portion of the fund. The convertible portion of the fund continued to benefit from higher stock prices and tighter fixed-income spreads as well as investors increased willingness to take on more risk. The fixed income portion of the portfolio performed well even as a "flight from quality" continued in the bond markets.

Despite some mixed signals from the economy, conventional wisdom suggests that real economic growth may continue to pick up in 2004. Tax cuts seem to be having their desired impact, interest rates are low and corporations are lean. Furthermore, a falling dollar is helping to improve pricing power and earnings for beaten-up manufacturing companies. Given this backdrop, interest rates may rise moderately as should equity prices. Accordingly, we maintained our asset allocation strategy of keeping the fund's investments close to 60% equities/40% fixed-income securities.

Thank you for your investment in the Managed Assets Trust. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,


[/s/ DAVID A. TYSON]                                      [/s/ SANDIP A. BHAGAT]
David Tyson                                               Sandip A. Bhagat, CFA
Travelers Asset Management International                  Travelers Investment Management Company
Company LLC

January 21, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. The opinions expressed are current only through the end of the period of this report as stated on the cover and are subject to change at any time based on market or other conditions. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change and may not be representative of the portfolio managers' current or future investments. The fund's top ten holdings as of this date were: Freddie Mac Benchmark Notes, 2.125% due 11/15/05 (2.77%); U.S. Treasury Notes, 5.750% due 8/15/10 (2.41%); France Telecom S.A. (2.30%); PP&L Transition Bond Co. LLC (1.93%); U.S. Treasury Notes, 4.250% due 11/15/13 (1.89%); General Electric Co. (1.82%); Nationwide Health Properties, Inc. (1.76%); Microsoft Corp. (1.76%); Pfizer Inc. (1.63%); Clear Channel Communications, Inc. (1.53%). Please refer to pages 13 through 26 for a list and percentage breakdown of the fund's holdings.

Fund performance reflects fund expenses, but does not reflect any charges or expenses imposed by your variable contract. Index performance does not reflect any deduction for fees or expenses. An investor may not invest directly in an index. RISK: The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

(i) The Lehman Brothers Government/Credit Bond Index is a broad-based bond index composed of government and corporate debt issues that are investment grade (rated Baa/BBB or higher).

(ii) The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.

(iii) Gross domestic product is a market value of goods and services produced by labor and property in a given country.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MANAGED ASSETS TRUST AS OF 12/31/03 (UNAUDITED)


           AVERAGE ANNUAL TOTAL RETURNS
           ----------------------------
    Twelve Months Ended
      12/31/03                              21.98%
    Five Years Ended 12/31/03                3.53
    Ten Years Ended 12/31/03                 9.50



             CUMULATIVE TOTAL RETURN
             ------------------------
    12/31/93 through 12/31/03              147.72%




This chart assumes an initial investment of $10,000 made on December 31, 1993, assuming reinvestment of dividends, through December 31, 2003. The Lehman Brothers Government/Credit Bond Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Brothers Credit Bond Index, which is comprised of all public fixed-rate non-convertible investment grade domestic corporate debt, excluding collateralized mortgage obligations. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets.
[MANAGED ASSETS TRUST LINE GRAPH]

                                          Managed Assets Trust   Lehman Brothers Government/Credit Bond Index
12/93                                                10000.00                                        10000.00
12/94                                                 9776.00                                         9648.00
12/95                                                12427.00                                        11505.00
12/96                                                14139.00                                        11839.00
12/97                                                17152.00                                        12994.00
12/98                                                20830.00                                        14225.00
12/99                                                23792.00                                        13601.00
12/00                                                23407.00                                        15213.00
12/01                                                22218.00                                        16507.00
12/02                                                20307.00                                        18329.00
12/31/03                                             24772.00                                        19185.00

                                          Consumer Price Index        S&P 500 Index
12/93                                                10000.00              10000.00
12/94                                                10268.00              10132.00
12/95                                                10528.00              12353.00
12/96                                                10877.00              15188.00
12/97                                                11062.00              20254.00
12/98                                                11240.00              26075.00
12/99                                                11575.00              31559.00
12/00                                                11968.00              28687.00
12/01                                                12153.00              25279.00
12/02                                                12443.00              19694.00
12/31/03                                             12677.00              25340.00

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The total returns and graph presented above do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

HIGH YIELD BOND TRUST

SPECIAL SHAREHOLDER NOTICE

Effective February 6, 2004, Mr. Paul A. Mataras and Mr. David A. Nadeau began serving as Portfolio Managers to the fund.

PERFORMANCE UPDATE

During its fiscal year ended December 31, 2003, the fund returned 29.15%. In comparison, the fund outperformed its unmanaged benchmark, the Credit Suisse First Boston High Yield Index,(i) which returned 27.94% for the same period. The fund also outperformed its Lipper high current yield variable funds average, which was 23.93% over the same frame.(1)

An improving economy, strong third quarter earnings, declining default rates and significant inflows of assets into high yield mutual funds propelled the high yield market during the fund's fiscal year. The lowest rated issues, those rated CCC, within the non-investment-grade universe outperformed again, as many investors sought higher yields.

Our investment philosophy is based on finding total return opportunities on a bond-by-bond basis, investing in companies which meet a rigorous fundamental credit analysis. We continue to follow our bottom-up discipline. We focus on companies with superior market shares and/or high barriers to entry and also look for companies with catalysts to improving valuations and total return realizations.

Key sectors which helped fund performance in 2003 included chemicals, utilities, wireless telecommunications, and domestic cable. Although almost all high yield bonds performed well, the past year's performance results for the whole market were led by weaker companies.

Thank you for your investment in the High Yield Bond Trust. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

Thomas L. Hajdukiewicz
Travelers Asset Management International Company LLC

January 21, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. The opinions expressed are current only through the end of the period of this report as stated on the cover and are subject to change at any time based on market or other conditions. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change. Please refer to pages 27 through 34 for a list and percentage breakdown of the fund's holdings.

Fund performance reflects fund expenses, but does not reflect any charges or expenses imposed by your variable contract. Index performance does not reflect any deduction for fees or expenses. An investor may not invest directly in an index.

RISK: High yield bonds involve greater credit and liquidity risks than investment grade bonds. Additionally, the fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

(1) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2003, calculated among the 86 funds in the Lipper high current yield variable funds category including the reinvestment of dividends and capital gains, if any.

(i) The Credit Suisse First Boston High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- HIGH YIELD BOND TRUST AS OF 12/31/03 (UNAUDITED)


            AVERAGE ANNUAL TOTAL RETURNS
            ----------------------------
    Twelve Months Ended 12/31/03           29.15%
    Five Years Ended 12/31/03               9.30
    Ten Years Ended 12/31/03                9.87



              CUMULATIVE TOTAL RETURN
              ------------------------
    12/31/93 through 12/31/03             156.35%




This chart assumes an initial investment of $10,000 made on December 31, 1993, assuming reinvestment of dividends, through December 31, 2003. The Credit Suisse First Boston High Yield Index (formerly known as Credit Suisse First Boston Global High Yield Index) is a broad-based market measure of high-yield bonds, commonly known as "junk bonds." The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.
[HIGH YIELD BOND TRUST LINE GRAPH]

                                                      High Yield Bond Trust       Comsumer Price Index
12/93                                                              10000.00                   10000.00
12/94                                                               9874.00                   10268.00
12/95                                                              11401.00                   10528.00
12/96                                                              13231.00                   10877.00
12/97                                                              15422.00                   11062.00
12/98                                                              16433.00                   11240.00
12/99                                                              17160.00                   11575.00
12/00                                                              17326.00                   11968.00
12/01                                                              18981.00                   12153.00
12/02                                                              19849.00                   12443.00
12/03                                                              25635.00                   12677.00

                                                    Credit Suisse First Boston High Yield Index
12/93                                                                                  10000.00
12/94                                                                                   9981.00
12/95                                                                                  11845.00
12/96                                                                                  13115.00
12/97                                                                                  14772.00
12/98                                                                                  14815.00
12/99                                                                                  15473.00
12/00                                                                                  14939.00
12/01                                                                                  15805.00
12/02                                                                                  16296.00
12/03                                                                                  20849.00

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The total returns and graph presented above do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

CAPITAL APPRECIATION FUND

PERFORMANCE UPDATE

During its fiscal year ended December 31, 2003, the fund returned 24.91%. In comparison, the fund underperformed both of its benchmarks, the unmanaged S&P 500 Index,(i) which returned 28.67%, and the Russell 2000 Index,(ii) which returned 47.25% for the same period. The fund also underperformed its Lipper large-cap growth variable funds average, which was 28.18% for the same period.(1)

MARKET OVERVIEW

Broadly speaking, many equity investors enjoyed positive performance in 2003 as the major U.S. stock market indices ended the fiscal year with gains for the first time since 1999. Meanwhile, U.S. Treasury yields fluctuated with the daily headline news and fortunes of the stock market.

The period began with a brief rally that was quickly overcome by worries of a looming conflict with Iraq. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the months leading up to the war, however, both the market and consumer confidence bounced back sharply by the time the hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate to a 45-year low of 1% in an attempt to spur corporate investment and hiring. As the fiscal year came to a close, however, stocks added to their gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and better-than-expected economic growth, prevailed despite questions about whether the positive momentum could be sustained.

INVESTMENT DECISIONS DURING THE PERIOD

Similar to post-bear market trends throughout history, the equity markets spent much of 2003 bidding up small-capitalization stocks while dismissing large-cap issues. Consequently, as the fund's charter demands that it generally invest in larger companies, its short-term performance suffered slightly on a relative basis.

While enduring the whims of the market, we worked diligently and monitored the volatility that naturally occurs within a concentrated fund. By exploring a larger universe and investing in a broader array of industries, we are striving for more consistent returns through the market's ups and downs.

CONTRIBUTORS AND DETRACTORS TO PERFORMANCE

Portfolio detractors included global beverage giant Coca Cola Co, and insurer American International Group Inc., more commonly known as AIG. Elsewhere, defense contractor General Dynamics Corp. slumped, as did apparel and housewares retailer Kohl's Corp., amid concerns over the durability of consumers' purchasing power. Also lagging was deep-discount retailer Dollar Tree Stores, Inc.

One of the leaders of the broad Nasdaq rally was the fund's pacesetter -- innovative biotechnology interest Genentech, Inc., which benefited from numerous developments within its strong research and development pipeline. Other standouts included satellite radio provider XM Satellite Radio Holdings, Inc. and health insurance interest UnitedHealth Group, which launched an acquisition of health maintenance organization operator Mid-Atlantic Medical Services. Videogame creator Electronic Arts Inc. and athletic shoe and active wear manufacturer Nike, Inc. provided additional gains.

(1) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2003, calculated among the 146 funds in the Lipper large-cap growth variable funds category including the reinvestment of dividends and capital gains, if any.

While investment decisions remained rooted in extensive company-level research, sector analysis offers some insight into the fund's performance. The biggest contributor on an absolute basis was the consumer discretionary sector, as standouts such as eBay, Inc. helped compensate for the Kohl's setback. The healthcare area, powered by companies such as Genentech, was another solid contributor. Further aiding performance was the fund's overweight position in both sectors, relative to the benchmark. The sole sector to generate a negative return on an absolute basis was the consumer staples sector, although the fund's underweight position actually helped results on a relative basis. Another leading laggard was the industrials area, even though minimal gains were generated by holdings in this sector.

Thank you for your investment in the Capital Appreciation Fund. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

Scott Schoelzel
Janus Capital Management LLC

January 21, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. The opinions expressed are current only through the end of the period of this report as stated on the cover and are subject to change at any time based on market or other conditions. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings as of this date were:
UnitedHealth Group, Inc. (6.50%), Murphy Oil Corp. (5.30%), Microsoft Corp. (5.07%), Genentech, Inc. (4.66%), Electronic Arts Inc. (4.38%), XM Satellite Radio Holdings, Inc. (4.14%), Nike Inc. Class B Shares (3.96%), SLM Corp. (3.92%), The Goldman Sachs Group, Inc. (3.61%), Nextel Communications, Inc. (3.53%). Please refer to pages 35 through 37 for a list and percentage breakdown of the fund's holdings.

Fund performance reflects fund expenses, but does not reflect any charges or expenses imposed by your variable contract. Index performance does not reflect any deduction for fees or expenses. An investor may not invest directly in an index.

RISK: The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

(i) The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.

(ii) The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
 10

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- CAPITAL APPRECIATION FUND AS OF 12/31/03 (UNAUDITED)


            AVERAGE ANNUAL TOTAL RETURNS
            ----------------------------
    Twelve Months Ended 12/31/03           24.91%
    Five Years Ended 12/31/03              (3.67)
    Ten Years Ended 12/31/03               10.86



              CUMULATIVE TOTAL RETURN
    --------------------------------------------
    12/31/93 through 12/31/03             180.50%




This chart assumes an initial investment of $10,000 made on December 31, 1993, assuming reinvestment of dividends, through December 31, 2003. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitaled U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.
[CAPITAL APPRECIATION FUND LINE GRAPH]

                                          Capital Appreciation Fund         S&P Index          Russell 2000 Index
12/93                                                      10000.00          10000.00                    10000.00
12/94                                                       9487.00          10132.00                     4149.00
12/95                                                      12937.00          12353.00                     5330.00
12/96                                                      16586.00          15188.00                     6210.00
12/97                                                      20922.00          20254.00                     7599.00
12/98                                                      33816.00          26075.00                     7405.00
12/99                                                      51913.00          31559.00                     8979.00
12/00                                                      40556.00          28687.00                     8708.00
12/01                                                      29976.00          25279.00                     8931.00
12/02                                                      22456.00          19694.00                     7102.00
12/03                                                      28050.00          25340.00                    10458.00

                                          Consumer Price Index
12/93                                                 10000.00
12/94                                                 10268.00
12/95                                                 10528.00
12/96                                                 10877.00
12/97                                                 11062.00
12/98                                                 11240.00
12/99                                                 11575.00
12/00                                                 11968.00
12/01                                                 12153.00
12/02                                                 12443.00
12/03                                                 12677.00

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The total returns and graph presented above do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

MONEY MARKET PORTFOLIO

PERFORMANCE UPDATE

As of December 31, 2003, the seven-day current yield for the Money Market Portfolio was 0.69% and its seven-day effective yield, which reflects compounding, was 0.69%. These numbers are the same due to rounding.

Both yields include a partial waiver of the management fee; the yields would have been lower had the full management fee been included. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment. Please note that the performance represents past performance, which is not a guarantee of future results and yields will vary. In addition, your investment is neither insured nor guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

INTEREST RATES HIT 45-YEAR LOW

Short-term interest rates and yields of money market instruments declined during the fund's fiscal year ended December 31, 2003 as the Fed and Bush Administration implemented measures to stimulate renewed economic growth.

When the fund's fiscal year began in January of 2003, views of the economy's prospects were mixed. U.S. corporations reigned in capital spending as the effects of a declining stock market and corporate accounting scandals took their toll on investor confidence and business activity. Corporations remained cautious as it became clearer early in 2003 that the United States and its allies were likely to go to war in Iraq. In effect, the economy adopted a "wait-and-see" attitude. Even the Fed indicated at its March 2003 meeting that it could not adequately assess prevailing economic risks because of the geopolitical situation. As a result, the U.S. economy expanded sluggishly.

As major combat operations in Iraq wound down in the spring, consumers and businesses became increasingly optimistic. Improving sentiment was reinforced by legislation enacting federal tax cuts, including a reduction in taxes on capital gains and dividends. For its part, the Fed cut short-term interest rates by another 0.25% in late June, driving the federal funds rate to just 1%, its lowest level since the Eisenhower Administration. Money market yields continued to decline as well.

By the end of August, evidence of sustainable economic improvement began to emerge. Stronger retail sales, rising domestic consumption and increasing export activity contributed to an improvement in gross domestic product(1) during the third calendar quarter of 2003, which grew at a rate not seen in over two decades. However, to forestall potential deflationary forces, the Fed indicated that it was likely to leave rates at prevailing low levels for the foreseeable future, which it did through the end of the period in December.

OUR INVESTMENT STRATEGY IN THIS MARKET ENVIRONMENT

Our strategy in management for the fund was to maintain a 20-40 day average life weighting. At the end of the fiscal year, the fund's asset size had decreased as many investors rebalanced their portfolios as a result of historically low money market yields and continued evidence of economic improvement.

Thank you for your investment in the Money Market Portfolio. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,


/s/ Emil Molinaro, Jr.                               /s/ Michele Mirabella
Emil Molinaro, Jr.                                   Michele Mirabella, CFA
Portfolio Manager                                    Portfolio Manager

January 21, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. The opinions expressed are current only through the end of the period of this report as stated on the cover and are subject to change at any time based on market or other conditions. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change. Please refer to page 38 for a list and percentage breakdown of the fund's holdings.

Fund performance reflects fund expenses, but does not reflect any charges or expenses imposed by your variable contract. RISK: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at one dollar per share, it is possible to lose money by investing in the fund.

(1) Gross domestic product is a market value of goods and services produced by labor and property in a given country.
 12

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 2003

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCK -- 60.6%
-----------------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 1.1%
          20,904         The Boeing Co. .............................................    $    880,895
           2,299         L-3 Communications Holdings, Inc. (a).......................         118,077
          10,625         Lockheed Martin Corp. ......................................         546,125
             809         Northrop Grumman Corp. .....................................          77,340
          22,184         Raytheon Co. ...............................................         666,407
           8,288         United Technologies Corp. ..................................         785,454
-----------------------------------------------------------------------------------------------------
                                                                                            3,074,298
-----------------------------------------------------------------------------------------------------
AIR FREIGHT AND COURIERS -- 0.5%
          19,243         United Parcel Service, Inc., Class B Shares.................       1,434,566
-----------------------------------------------------------------------------------------------------
AUTO COMPONENTS -- 0.2%
           4,633         Dana Corp. .................................................          85,016
           4,167         Gentex Corp. ...............................................         184,015
           1,903         Johnson Controls, Inc. .....................................         220,976
-----------------------------------------------------------------------------------------------------
                                                                                              490,007
-----------------------------------------------------------------------------------------------------
AUTOMOBILES -- 0.9%
          34,912         Ford Motor Co. .............................................         558,592
          22,840         General Motors Corp. .......................................       1,219,656
          17,068         Harley-Davidson, Inc. ......................................         811,242
-----------------------------------------------------------------------------------------------------
                                                                                            2,589,490
-----------------------------------------------------------------------------------------------------
BANKS -- 4.5%
          33,449         Bank of America Corp. ......................................       2,690,303
          11,407         Bank One Corp. .............................................         520,045
          12,321         BB&T Corp. .................................................         476,083
              69         First Tennessee National Corp. .............................           3,043
          20,373         FleetBoston Financial Corp. ................................         889,281
           8,766         HSBC Holdings PLC...........................................         690,936
           7,512         KeyCorp.....................................................         220,252
           6,425         Marshall & Ilsley Corp. ....................................         245,756
           7,072         Mellon Financial Corp. .....................................         227,082
          23,293         National City Corp. ........................................         790,564
          10,766         PNC Financial Services Group................................         589,223
          10,336         Regions Financial Corp. ....................................         384,499
           2,509         SunTrust Banks, Inc. .......................................         179,394
          17,970         U.S. Bancorp................................................         535,147
           4,363         United Bankshares Inc. .....................................         136,126
          37,249         Wachovia Corp. .............................................       1,735,431
          18,005         Washington Mutual, Inc. ....................................         722,361
          36,111         Wells Fargo & Co. ..........................................       2,126,577
-----------------------------------------------------------------------------------------------------
                                                                                           13,162,103
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
BEVERAGES -- 1.8%
          19,888         Anheuser-Busch Co., Inc. ...................................    $  1,047,700
          41,864         The Coca-Cola Co. ..........................................       2,124,598
          23,041         Coca-Cola Enterprises Inc. .................................         503,907
          34,384         PepsiCo, Inc. ..............................................       1,602,982
-----------------------------------------------------------------------------------------------------
                                                                                            5,279,187
-----------------------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 0.9%
          28,128         Amgen, Inc. (a).............................................       1,738,310
          11,225         Biogen, Inc. (a)............................................         412,855
           3,465         Cephalon, Inc. (a)..........................................         167,741
             998         Chiron Corp. (a)............................................          56,876
          12,992         MedImmune, Inc. (a).........................................         329,997
-----------------------------------------------------------------------------------------------------
                                                                                            2,705,779
-----------------------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.2%
           9,993         Crane Co. ..................................................         307,185
          12,565         Masco Corp. ................................................         344,407
-----------------------------------------------------------------------------------------------------
                                                                                              651,592
-----------------------------------------------------------------------------------------------------
CHEMICALS -- 0.9%
          19,810         The Dow Chemical Co. .......................................         823,502
           7,393         E.I. du Pont de Nemours & Co. ..............................         339,265
          12,710         Ecolab, Inc. ...............................................         347,873
          10,412         International Flavors & Fragrances, Inc. ...................         363,587
          24,982         Monsanto Co. ...............................................         718,982
-----------------------------------------------------------------------------------------------------
                                                                                            2,593,209
-----------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 0.5%
           4,600         Avery Dennison Corp. .......................................         257,692
          18,666         Cendant Corp. (a)...........................................         415,692
           1,881         Paychex, Inc. ..............................................          69,973
          11,907         Total System Services, Inc. ................................         370,665
           6,127         Weight Watchers International, Inc. (a).....................         235,093
-----------------------------------------------------------------------------------------------------
                                                                                            1,349,115
-----------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 2.1%
         144,058         Cisco Systems, Inc. (a).....................................       3,499,169
          29,606         Comverse Technology, Inc. (a)...............................         520,770
          24,096         Corning, Inc. (a)...........................................         251,321
          45,406         McDATA Corp., Class A Shares (a)............................         432,719
          18,526         QUALCOMM, Inc...............................................         999,107
          17,927         Scientific-Atlanta, Inc.....................................         489,407
-----------------------------------------------------------------------------------------------------
                                                                                            6,192,493
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 14

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 2.0%
          32,738         Dell Inc. (a)...............................................    $  1,111,782
          22,555         EMC Corp. (a)...............................................         291,411
          52,352         Hewlett-Packard Co. ........................................       1,202,525
          27,797         International Business Machines Corp. ......................       2,576,226
          21,138         NVIDIA Corp. (a)............................................         491,458
-----------------------------------------------------------------------------------------------------
                                                                                            5,673,402
-----------------------------------------------------------------------------------------------------
CONTAINERS AND PACKAGING -- 0.4%
           3,858         Ball Corp. .................................................         229,821
          17,711         Pactiv Corp. (a)............................................         423,293
           9,562         Sealed Air Corp. (a)........................................         517,687
-----------------------------------------------------------------------------------------------------
                                                                                            1,170,801
-----------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 4.4%
          31,011         American Express Co. .......................................       1,495,661
           4,172         The Bear Stearns Cos. Inc. .................................         333,551
           5,309         Capital One Financial Corp. ................................         325,389
          40,831         The Charles Schwab Corp. ...................................         483,439
          13,685         Countrywide Credit Industries, Inc. ........................       1,038,032
          14,564         Fannie Mae..................................................       1,093,174
          12,942         Freddie Mac.................................................         754,777
          10,528         The Goldman Sachs Group, Inc. ..............................       1,039,429
          40,907         J.P. Morgan Chase & Co. ....................................       1,502,514
           5,681         Lehman Brothers Holdings, Inc. .............................         438,687
          38,983         MBNA Corp. .................................................         968,728
          13,422         Merrill Lynch & Co., Inc. ..................................         787,200
          23,469         Morgan Stanley .............................................       1,358,151
          17,537         Principal Financial Group, Inc. ............................         579,949
          21,880         Providian Financial Corp. (a) ..............................         254,683
           7,519         SLM Corp. ..................................................         283,316
-----------------------------------------------------------------------------------------------------
                                                                                           12,736,680
-----------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.4%
           5,321         Alltel Corp. ...............................................         247,852
          15,341         BellSouth Corp. ............................................         434,150
          19,758         CenturyTel, Inc. ...........................................         644,506
          40,710         Citizens Communications Co. (a).............................         505,618
          32,863         SBC Communications, Inc. ...................................         856,738
           6,479         Sprint Corp. (FON Group)....................................         106,385
          35,196         Verizon Communications Inc. ................................       1,234,676
-----------------------------------------------------------------------------------------------------
                                                                                            4,029,925
-----------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 1.6%
          17,537         Alliant Energy Corp. .......................................         436,671
          12,230         Ameren Corp. ...............................................         562,580
          18,068         CMS Energy Corp. (a)........................................         153,939
          14,209         Constellation Energy Group, Inc. ...........................         556,424
          16,862         Edison International (a)....................................         369,784
          14,015         Entergy Corp. ..............................................         800,677

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 1.6% (CONTINUED)
          15,216         Exelon Corp. ...............................................    $  1,009,734
          12,569         Public Service Enterprise Group Inc. .......................         550,522
           9,894         The Southern Co. ...........................................         299,294
-----------------------------------------------------------------------------------------------------
                                                                                            4,739,625
-----------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.4%
           3,101         Cooper Industries, Inc. ....................................         179,641
          10,363         Emerson Electric Co. .......................................         671,004
           9,966         Thomas & Betts Corp. (a)....................................         228,122
-----------------------------------------------------------------------------------------------------
                                                                                            1,078,767
-----------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 0.3%
          13,880         Avnet, Inc. (a).............................................         300,641
          27,379         Ingram Micro Inc., Class A Shares (a).......................         435,326
           2,632         Mettler-Toledo International Inc. (a).......................         111,097
-----------------------------------------------------------------------------------------------------
                                                                                              847,064
-----------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 0.3%
           3,170         Baker Hughes, Inc. .........................................         101,947
           7,077         Halliburton Co. ............................................         184,002
           8,938         Schlumberger Ltd. ..........................................         489,087
           7,657         Transocean Inc. (a).........................................         183,845
-----------------------------------------------------------------------------------------------------
                                                                                              958,881
-----------------------------------------------------------------------------------------------------
FOOD AND DRUG RETAILING -- 0.2%
           8,112         CVS Corp. ..................................................         293,005
           9,980         SYSCO Corp. ................................................         371,555
-----------------------------------------------------------------------------------------------------
                                                                                              664,560
-----------------------------------------------------------------------------------------------------
FOOD PRODUCTS -- 0.5%
          13,404         Archer-Daniels-Midland Co. .................................         204,009
          28,817         Del Monte Foods Co. (a).....................................         299,697
           3,716         General Mills, Inc. ........................................         168,335
           3,698         Hershey Foods Corp. ........................................         284,709
           6,026         Hormel Foods Corp. .........................................         155,531
          12,598         Kellogg Co. ................................................         479,732
-----------------------------------------------------------------------------------------------------
                                                                                            1,592,013
-----------------------------------------------------------------------------------------------------
GAS UTILITIES -- 0.1%
          16,388         National Fuel Gas Co. ......................................         400,523
-----------------------------------------------------------------------------------------------------
HEALTHCARE - EQUIPMENT AND SUPPLIES -- 1.3%
          19,147         Apogent Technologies, Inc. (a)..............................         441,147
          15,471         Becton Dickinson & Co. .....................................         636,477
          29,356         Boston Scientific Corp. (a).................................       1,079,127
          12,361         Guidant Corp. ..............................................         744,132
          15,415         Medtronic, Inc. ............................................         749,323
           2,926         St. Jude Medical, Inc. (a)..................................         179,510
-----------------------------------------------------------------------------------------------------
                                                                                            3,829,716
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 16

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
HEALTHCARE - PROVIDERS AND SERVICES -- 0.9%
           9,053         AETNA, Inc. ................................................    $    611,802
           8,769         AmerisourceBergen Corp. ....................................         492,379
           2,048         Anthem, Inc. (a)............................................         153,600
          14,068         Lincare Holding Inc. (a)....................................         422,462
          10,762         UnitedHealth Group Inc. ....................................         626,133
           2,473         WellPoint Health Networks, Inc. (a).........................         239,856
-----------------------------------------------------------------------------------------------------
                                                                                            2,546,232
-----------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS AND LEISURE -- 0.8%
          27,774         Darden Restaurants, Inc. ...................................         584,365
          16,581         Marriott International Inc., Class A Shares.................         766,042
          30,670         McDonald's Corp. ...........................................         761,536
           3,024         Starwood Hotels & Resorts Worldwide, Inc. ..................         108,773
-----------------------------------------------------------------------------------------------------
                                                                                            2,220,716
-----------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.7%
           4,979         The Black & Decker Corp. ...................................         245,564
          13,380         Fortune Brands, Inc. .......................................         956,536
           8,835         Furniture Brands International, Inc. .......................         259,131
           1,600         KB HOME.....................................................         116,032
          10,374         Newell Rubbermaid Inc. .....................................         236,216
           1,554         Pulte Homes, Inc............................................         145,485
-----------------------------------------------------------------------------------------------------
                                                                                            1,958,964
-----------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.2%
          16,138         Colgate-Palmolive Co. ......................................         807,707
           8,611         Kimberly-Clark Corp. .......................................         508,824
          22,278         The Procter & Gamble Co. ...................................       2,225,127
-----------------------------------------------------------------------------------------------------
                                                                                            3,541,658
-----------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 2.8%
           8,336         3M Co. .....................................................         708,810
         170,387         General Electric Co. .......................................       5,278,589
          26,062         Honeywell International Inc. ...............................         871,253
           6,179         Teleflex Inc. ..............................................         298,631
          35,733         Tyco International Ltd. ....................................         946,924
-----------------------------------------------------------------------------------------------------
                                                                                            8,104,207
-----------------------------------------------------------------------------------------------------
INSURANCE -- 3.8%
           5,050         ACE Ltd. ...................................................         209,171
           9,150         AFLAC, Inc. ................................................         331,047
          25,368         Allstate Corp. .............................................       1,091,331
           9,864         Ambac Financial Group, Inc. ................................         684,463
          16,768         American Financial Group, Inc. .............................         443,681
          44,839         American International Group, Inc. .........................       2,971,929
           8,937         Aon Corp. ..................................................         213,952
          11,365         The Chubb Corp. ............................................         773,956
           6,730         Fidelity National Financial, Inc. ..........................         260,989
           1,943         The Hartford Financial Services Group, Inc. ................         114,695

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
INSURANCE -- 3.8% (CONTINUED)
           7,461         Jefferson-Pilot Corp. ......................................    $    377,900
           3,328         Lincoln National Corp. .....................................         134,351
          16,565         Marsh & McLennan Cos., Inc. ................................         793,298
          15,013         MBIA, Inc. .................................................         889,220
           6,337         MGIC Investment Corp. ......................................         360,829
           8,610         The PMI Group, Inc. ........................................         320,550
           1,401         The Progressive Corp. ......................................         117,110
          10,246         Prudential Financial, Inc. .................................         427,975
           2,286         SAFECO Corp. ...............................................          88,994
           8,072         The St. Paul Cos., Inc. ....................................         320,055
-----------------------------------------------------------------------------------------------------
                                                                                           10,925,496
-----------------------------------------------------------------------------------------------------
INTERNET AND CATALOG RETAIL -- 0.4%
          16,522         eBay Inc. (a)...............................................       1,067,156
-----------------------------------------------------------------------------------------------------
INTERNET SOFTWARE AND SERVICES -- 0.2%
          13,019         Yahoo! Inc. (a).............................................         588,068
-----------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT AND PRODUCTS -- 0.2%
          25,083         Hasbro, Inc. ...............................................         533,766
           7,455         Mattel, Inc. ...............................................         143,658
-----------------------------------------------------------------------------------------------------
                                                                                              677,424
-----------------------------------------------------------------------------------------------------
MACHINERY -- 0.8%
           4,725         Deere & Co. ................................................         307,361
           1,735         Eaton Corp. ................................................         187,345
           9,831         Ingersoll-Rand Co. .........................................         667,328
           5,834         ITT Industries, Inc. .......................................         432,941
           2,830         PACCAR Inc. ................................................         240,890
           9,356         Pentair, Inc. ..............................................         427,569
-----------------------------------------------------------------------------------------------------
                                                                                            2,263,434
-----------------------------------------------------------------------------------------------------
MEDIA -- 2.0%
          49,503         Comcast Corp., Class A Shares (a)...........................       1,627,164
          20,086         Fox Entertainment Group Inc., Class A Shares (a)............         585,507
           9,265         Scholastic Corp. (a)........................................         315,381
          55,819         Time Warner Inc. (a)........................................       1,004,184
           8,751         Tribune Co. ................................................         451,552
          32,796         Viacom Inc., Class B Shares ................................       1,455,486
          11,516         The Walt Disney Co. ........................................         268,668
-----------------------------------------------------------------------------------------------------
                                                                                            5,707,942
-----------------------------------------------------------------------------------------------------
METALS AND MINING -- 0.7%
          37,591         Alcoa Inc. .................................................       1,428,458
           7,010         Newmont Mining Corp. .......................................         340,756
           2,270         Nucor Corp. ................................................         127,120
-----------------------------------------------------------------------------------------------------
                                                                                            1,896,334
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 18

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
MULTILINE RETAIL -- 2.3%
          32,836         Big Lots, Inc. (a)..........................................    $    466,600
           7,819         Costco Wholesale Corp. (a)..................................         290,710
          35,067         Dollar General Corp. .......................................         736,056
           7,024         Dollar Tree Stores, Inc. (a)................................         211,141
           4,483         Federated Department Stores, Inc............................         211,284
           6,547         J.C. Penney Co., Inc. ......................................         172,055
          14,085         Target Corp. ...............................................         540,864
          74,075         Wal-Mart Stores, Inc. ......................................       3,929,679
-----------------------------------------------------------------------------------------------------
                                                                                            6,558,389
-----------------------------------------------------------------------------------------------------
MULTI-UTILITIES -- 0.3%
          37,054         Duke Energy Corp. ..........................................         757,754
-----------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS -- 0.1%
          23,088         Xerox Corp. (a).............................................         318,614
-----------------------------------------------------------------------------------------------------
OIL AND GAS -- 2.5%
           5,200         Anadarko Petroleum Corp. ...................................         265,252
           7,500         Burlington Resources, Inc. .................................         415,350
          13,051         ChevronTexaco Corp. ........................................       1,127,476
          11,958         ConocoPhillips..............................................         784,086
           2,798         Devon Energy Corp. .........................................         160,213
         102,211         Exxon Mobil Corp. ..........................................       4,190,651
           6,700         Occidental Petroleum Corp. .................................         283,008
-----------------------------------------------------------------------------------------------------
                                                                                            7,226,036
-----------------------------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.1%
           6,300         Georgia Pacific Corp. ......................................         193,221
           3,635         Weyerhaeuser Co. ...........................................         232,640
-----------------------------------------------------------------------------------------------------
                                                                                              425,861
-----------------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 4.6%
          15,033         Abbott Laboratories.........................................         700,538
          18,216         Bristol-Myers Squibb Co. ...................................         520,978
          15,248         Eli Lilly & Co. ............................................       1,072,392
          52,707         Johnson & Johnson...........................................       2,722,844
           4,825         Medco Health Solutions, Inc. (a)............................         164,002
          40,009         Merck & Co. Inc. ...........................................       1,848,416
          16,880         Mylan Laboratories Inc. ....................................         426,389
         134,061         Pfizer Inc. ................................................       4,736,375
          15,357         Schering-Plough Corp. ......................................         267,058
          19,440         Wyeth.......................................................         825,228
-----------------------------------------------------------------------------------------------------
                                                                                           13,284,220
-----------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.0%
           7,067         Annaly Mortgage Management Inc. ............................         130,033
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 2.6%
          18,793         Analog Devices, Inc. (a)....................................    $    857,900
          99,054         Intel Corp. ................................................       3,189,539
          10,758         KLA-Tencor Corp. (a)........................................         631,172
           7,999         Lam Research Corp. (a)......................................         258,368
           6,210         Maxim Integrated Products, Inc. ............................         309,258
          13,417         Micron Technology, Inc. (a).................................         180,727
          27,270         Teradyne, Inc. (a)..........................................         694,021
          43,566         Texas Instruments Inc. .....................................       1,279,969
-----------------------------------------------------------------------------------------------------
                                                                                            7,400,954
-----------------------------------------------------------------------------------------------------
SOFTWARE -- 3.2%
          18,537         Autodesk, Inc. .............................................         455,639
          12,554         BMC Software, Inc. (a)......................................         234,132
          26,453         Computer Associates International, Inc. ....................         723,225
          13,940         Electronic Arts Inc. (a)....................................         666,053
           3,659         Intuit Inc. (a).............................................         193,598
         185,393         Microsoft Corp. ............................................       5,105,723
           3,610         National Instruments Corp. .................................         164,147
          80,978         Oracle Corp. (a)............................................       1,068,910
          19,509         VERITAS Software Corp. (a)..................................         724,954
-----------------------------------------------------------------------------------------------------
                                                                                            9,336,381
-----------------------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 2.2%
           5,398         AutoNation, Inc. (a)........................................          99,161
           4,611         AutoZone, Inc. (a)..........................................         392,903
          11,079         Best Buy Co., Inc. .........................................         578,767
          12,032         The Gap, Inc. ..............................................         279,263
          52,811         The Home Depot, Inc. .......................................       1,874,262
          19,713         Lowe's Cos., Inc. ..........................................       1,091,903
          18,615         PETsMART, Inc. .............................................         443,037
          12,997         Pier 1 Imports Inc. ........................................         284,114
          35,910         Staples, Inc. (a)...........................................         980,343
          25,629         Toys "R" Us, Inc. (a).......................................         323,951
-----------------------------------------------------------------------------------------------------
                                                                                            6,347,704
-----------------------------------------------------------------------------------------------------
TEXTILES AND APPAREL -- 0.4%
           2,525         Jones Apparel Group, Inc. ..................................          88,956
          16,905         Liz Claiborne, Inc. ........................................         599,451
           3,969         NIKE Inc., Class B Shares...................................         271,718
           2,809         Reebok International Ltd. ..................................         110,450
-----------------------------------------------------------------------------------------------------
                                                                                            1,070,575
-----------------------------------------------------------------------------------------------------
TOBACCO -- 0.7%
          34,589         Altria Group, Inc. .........................................       1,881,245
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.6%
          41,781         American Tower Corp., Class A Shares (a)....................    $    452,070
          81,535         AT&T Wireless Services Inc. (a).............................         651,465
          17,337         Nextel Communications, Inc. (a).............................         486,476
-----------------------------------------------------------------------------------------------------
                                                                                            1,590,011
-----------------------------------------------------------------------------------------------------
                         TOTAL COMMON STOCK (Cost -- $159,262,599)...................     175,069,204
-----------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 3.4%
-----------------------------------------------------------------------------------------------------
AUTOMOBILES -- 1.4%
          36,000         Ford Motor Co. Capital Trust II, 6.500% Cumulative Trust
                           Preferred Securities......................................       2,010,600
                         General Motors Corp., Sr. Debentures:
          37,000           5.250% Series B...........................................         994,190
          33,000           6.250% Series C...........................................       1,065,900
-----------------------------------------------------------------------------------------------------
                                                                                            4,070,690
-----------------------------------------------------------------------------------------------------
BANKS -- 0.5%
     3,000(UNIT)         Washington Mutual Capital Trust I, 5.375% Cumulative (b)....         166,980
    25,000(UNIT)         Washington Mutual Inc., 5.375% Cumulative (b)(c)............       1,391,500
-----------------------------------------------------------------------------------------------------
                                                                                            1,558,480
-----------------------------------------------------------------------------------------------------
CONTAINERS AND PACKAGING -- 0.4%
           4,000         Amcor Ltd., 7.250% PRIDES(SM)...............................         250,000
          21,000         Newell Financial Trust I, 5.250% Cumulative QUIPS(SM).......         966,000
-----------------------------------------------------------------------------------------------------
                                                                                            1,216,000
-----------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.2%
          10,000         CalEnergy Capital Trust II, 6.250% Trust Preferred
                           Securities................................................         480,000
-----------------------------------------------------------------------------------------------------
GAS UTILITIES -- 0.2%
          15,200         El Paso Energy Capital Trust I, 4.750% Trust Preferred
                           Securities................................................         513,000
-----------------------------------------------------------------------------------------------------
MEDIA -- 0.5%
          17,000         Tribune Co., 2.000% PHONES(SM)..............................       1,381,250
-----------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.2%
           7,000         Equity Office Properties Trust, 5.250% Cumulative, Series
                           B.........................................................         350,070
           9,000         Reckson Associates Realty Corp., 7.625% Cumulative, Series
                           A.........................................................         227,250
-----------------------------------------------------------------------------------------------------
                                                                                              577,320
-----------------------------------------------------------------------------------------------------
                         TOTAL CONVERTIBLE PREFERRED STOCK (Cost -- $9,011,032)......       9,796,740
-----------------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                       SECURITY                                  VALUE
--------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 11.6%
--------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 7.8%
                  U.S. Treasury Notes:
$ 3,200,000         1.625% due 10/31/05.............................................     3,196,003
  2,320,000         3.000% due 2/15/08..............................................     2,331,510
  3,500,000         2.625% due 5/15/08..............................................     3,448,459
    710,000         3.375% due 11/15/08.............................................       715,853
    500,000         3.375% due 12/15/08.............................................       503,555

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                              MANAGED ASSETS TRUST

   FACE
  AMOUNT                                       SECURITY                                  VALUE
--------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 7.8% (CONTINUED)
$ 6,225,000         5.750% due 8/15/10..............................................  $  6,981,730
  5,480,000         4.250% due 11/15/13.............................................     5,475,720
--------------------------------------------------------------------------------------------------
                                                                                        22,652,830
--------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 3.8%
                  Freddie Mac, Benchmark Notes:
  8,000,000         2.125% due 11/15/05.............................................     8,038,936
    500,000         4.875% due 11/15/13.............................................       506,390
                  Federal National Mortgage Association (FNMA):
      3,470         8.500% due 3/1/05...............................................         3,621
    791,053         6.000% due 1/1/13...............................................       831,767
     80,218         6.500% due 12/1/27..............................................        84,098
    195,805         6.000% due 3/1/28...............................................       202,914
     62,499         6.000% due 4/1/28...............................................        64,810
    149,337         6.000% due 5/1/28...............................................       154,759
    192,310         6.000% due 6/1/28...............................................       199,293
    177,265         6.000% due 7/1/28...............................................       183,701
    503,138         5.500% due 8/1/28...............................................       512,754
    128,862         6.000% due 8/1/28...............................................       133,541
                  Government National Mortgage Association (GNMA):
     25,280         9.000% due 11/15/19.............................................        28,329
      7,442         9.500% due 1/15/20..............................................         8,338
     19,982         7.500% due 5/15/23..............................................        21,566
--------------------------------------------------------------------------------------------------
                                                                                        10,974,817
--------------------------------------------------------------------------------------------------
                  TOTAL U.S. GOVERNMENT AGENCIES AND OBLIGATIONS
                  (Cost -- $33,827,445).............................................    33,627,647
--------------------------------------------------------------------------------------------------

   FACE
  AMOUNT          RATING(d)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 13.8%
-------------------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.1%
$   100,000       BBB-       Bombardier Inc., Notes, 6.750% due 5/1/12 (c)...............       109,750
    200,000       BBB-       Raytheon Co., Notes, 5.375% due 4/1/13......................       200,705
-------------------------------------------------------------------------------------------------------
                                                                                                310,455
-------------------------------------------------------------------------------------------------------
BANKS -- 0.4%
  1,000,000       A1*        Fleet National Bank, Sub. Notes, 5.750% due 1/15/09.........     1,091,957
-------------------------------------------------------------------------------------------------------
CONSTRUCTION SERVICES -- 0.1%
    300,000       BBB-       MDC Holdings, Inc., Sr. Notes, 5.500% due 5/15/13...........       301,175
-------------------------------------------------------------------------------------------------------
CONTAINERS AND PACKAGING -- 0.1%
    200,000       BBB        Sealed Air Corp, Sr. Notes, 5.625% due 7/15/13 (c)..........       205,034
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 22

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                              MANAGED ASSETS TRUST

   FACE
  AMOUNT          RATING(d)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 0.7%
$   300,000       Aa3*       Credit Suisse First Boston (USA), Inc., Notes, 6.125% due
                               11/15/11..................................................  $    327,133
  1,000,000       A3*        Ford Motor Credit Co., Global Landmark Securities, 7.000%
                               due 10/1/13...............................................     1,056,547
    600,000       Aa3*       Merrill Lynch & Co., Inc., Medium-Term Notes, Series B,
                               3.375% due 9/14/07........................................       608,275
-------------------------------------------------------------------------------------------------------
                                                                                              1,991,955
-------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATIONS SERVICES -- 3.0%
  5,000,000       BBB        France Telecom S.A., Sr. Notes, 8.500% due 3/1/31...........     6,666,200
    800,000       BBB+       Deutsche Telekom International Finance BV, Bonds, 8.250% due
                               6/15/05...................................................       868,162
  1,100,000       BBB+       Telecom Italia Capital SA, Sr. Global Notes, 5.250% due
                               11/15/13 (c)..............................................     1,104,716
-------------------------------------------------------------------------------------------------------
                                                                                              8,639,078
-------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 1.8%
  3,000,000       CCC+       Calpine Corp., Sr. Notes, 8.500% due 2/15/11................     2,388,750
  2,000,000       BB-        PSEG Energy Holdings LLC, Sr. Notes, 8.500% due 6/15/11.....     2,227,500
    700,000       AA+        SP PowerAssets Ltd., Notes, 5.000% due 10/22/13 (c).........       705,343
-------------------------------------------------------------------------------------------------------
                                                                                              5,321,593
-------------------------------------------------------------------------------------------------------
GAS UTILITIES -- 0.1%
    300,000       A+         Southern California Gas Co., First Mortgage Bonds, Series
                               II,
                               4.375% due 1/15/11........................................       300,383
-------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 0.3%
    800,000       A-         Hutchison Whampoa International Ltd., Sr. Notes, 6.250% due
                               1/24/14 (c)...............................................       814,114
-------------------------------------------------------------------------------------------------------
INSURANCE -- 0.6%
  1,000,000       AA+        New York Life Global Funding, Notes, 5.375% due 9/15/13
                               (c).......................................................     1,033,617
    600,000       AA         Principal Life Global Funding I, Bonds, 6.125% due 10/15/33
                               (c).......................................................       602,563
-------------------------------------------------------------------------------------------------------
                                                                                              1,636,180
-------------------------------------------------------------------------------------------------------
MEDIA -- 3.7%
  4,000,000       BBB-       Clear Channel Communications, Inc., Sr. Notes, 6.625% due
                               6/15/08...................................................     4,448,228
  2,000,000       BBB        Comcast Cable Communications, Inc., Notes, 8.875% due
                               5/1/17....................................................     2,579,536
    800,000       BBB-       Liberty Media Corp., Sr. Notes, 2.640% due 9/17/06 (e)......       809,327
  2,000,000       BBB+       Time Warner, Inc., Guaranteed Debentures, 7.625% due
                               4/15/31...................................................     2,316,148
  1,500,000       NR         WorldCom Inc., Notes, 8.250% due 5/15/31 (f)................       506,250
-------------------------------------------------------------------------------------------------------
                                                                                             10,659,489
-------------------------------------------------------------------------------------------------------
METALS AND MINING -- 0.2%
    700,000       A-         Alcan Inc., Notes, 6.125% due 12/15/33......................       706,682
-------------------------------------------------------------------------------------------------------
OIL AND GAS -- 0.3%
    600,000       BBB        Amerada Hess Corp., Notes, 7.875% due 10/1/29...............       660,216
    300,000       BBB+       Anadarko Finance Co., Sr. Notes, Series B, 6.750% due
                               5/1/11....................................................       340,588
-------------------------------------------------------------------------------------------------------
                                                                                              1,000,804
-------------------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 0.2%
    500,000       A          Wyeth, Notes, 6.500% due 2/1/34.............................       512,971
-------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 1.8%
  5,000,000       BBB-       Nationwide Health Properties, Inc., Medium-Term Notes,
                               Series C,
                               6.900% due 10/1/37........................................     5,112,820
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                              MANAGED ASSETS TRUST

   FACE
  AMOUNT          RATING(d)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------------
SOVEREIGN -- 0.2%
$   500,000       AAA        Canada Mortgage and Housing Corp., Notes, 3.375% due
                               12/1/08...................................................  $    498,870
-------------------------------------------------------------------------------------------------------
TOBACCO -- 0.2%
    700,000       BBB        Altria Group, Inc., Notes, 5.625% due 11/4/08...............       718,841
-------------------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS AND NOTES (Cost -- $34,917,192).......    39,822,401
-------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 5.4%
-------------------------------------------------------------------------------------------------------
AUTOMOBILES -- 0.4%
                             Lear Corp., Sr. Notes:
  1,150,000       BBB-         Zero coupon due 2/20/22...................................       605,188
  1,000,000       BBB-         Zero coupon due 2/20/22 (c)...............................       526,250
-------------------------------------------------------------------------------------------------------
                                                                                              1,131,438
-------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 0.1%
    400,000       BBB        Electronic Data Systems Corp, Sr. Notes, 3.875% due 7/15/23
                               (c).......................................................       419,500
-------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 0.3%
  1,662,000       Aa3*       Merrill Lynch & Co., Inc., LYO(TM)Ns, zero coupon due
                               5/23/31...................................................       916,178
-------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.1%
    250,000       BBB        PPL Energy Supply LLC, Sr. Notes, 2.625% due 5/15/23 (c)....       257,500
-------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 0.1%
    440,000       BBB-       Arrow Electronics, Inc., Sr. Debentures, zero coupon due
                               2/21/21...................................................       231,000
-------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 0.9%
                             Diamond Offshore Drilling, Inc., Sr. Debentures:
    915,000       A            1.500% due 4/15/31........................................       841,800
    300,000       A            1.500% due 4/15/31 (c)....................................       276,000
                             Global Marine Inc., Debentures:
  1,000,000       A-           Zero coupon due 6/23/20...................................       578,750
    300,000       A-           Zero coupon due 6/23/20 (c)...............................       173,625
    500,000       BBB        Halliburton Co., Sr. Notes, 3.125% due 7/15/23 (c)..........       520,625
    100,000       B          Hanover Compressor Co., Sr. Notes, 4.750% due 3/15/08.......        93,000
-------------------------------------------------------------------------------------------------------
                                                                                              2,483,800
-------------------------------------------------------------------------------------------------------
GAS UTILITIES -- 0.1%
    818,000       B-         El Paso Corp., Debentures, zero coupon due 2/28/21..........       380,370
-------------------------------------------------------------------------------------------------------
HEALTHCARE - PROVIDERS AND SERVICES -- 0.3%
    800,000       BBB+       Health Management Associates, Inc., Sr. Sub. Notes, 1.500%
                               due 8/1/23 (c)............................................       884,000
-------------------------------------------------------------------------------------------------------
INSURANCE -- 0.5%
  2,150,000       AAA        American International Group, Inc., Sr. Debentures, zero
                               coupon due 11/9/31........................................     1,432,438
-------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT AND PRODUCTS -- 0.2%
  1,050,000       BB+        Royal Caribbean Cruises Ltd., Sr. LYO(TM)Ns, zero coupon due
                               2/2/21....................................................       509,250
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 24

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                              MANAGED ASSETS TRUST

   FACE
  AMOUNT          RATING(d)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------------
MEDIA -- 1.1%
                             Liberty Media Corp., Sr. Exchangeable Debentures:
$   500,000       BBB-         0.750% due 3/30/23 (c)....................................  $    592,500
    650,000       BBB-         4.000% due 11/15/29.......................................       459,063
    650,000       BBB-         3.500% due 1/15/31........................................       547,625
    100,000       BBB-         3.500% due 1/15/31 (c)....................................        84,250
  1,500,000       BBB+       The Walt Disney Co., Sr. Notes, 2.125% due 4/15/23..........     1,595,625
-------------------------------------------------------------------------------------------------------
                                                                                              3,279,063
-------------------------------------------------------------------------------------------------------
METALS AND MINING -- 0.0%
     50,000       BBB+       Placer Dome Inc., Sr. Notes, 2.750% due 10/15/23 (c)........        60,063
-------------------------------------------------------------------------------------------------------
MULTILINE RETAIL -- 0.5%
                             J.C. Penney Co., Inc., Sub. Notes:
    550,000       BB-          5.000% due 10/15/08.......................................       606,375
    650,000       BB-          5.000% due 10/15/08 (c)...................................       716,625
-------------------------------------------------------------------------------------------------------
                                                                                              1,323,000
-------------------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 0.2%
    250,000       A          Allergan, Inc., Sr. Notes, zero coupon due 11/6/22 (c)......       239,375
    140,000       BBB-       Watson Pharmaceuticals, Inc., Sr. Debentures, 1.750% due
                               3/15/23 (c)...............................................       184,975
-------------------------------------------------------------------------------------------------------
                                                                                                424,350
-------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 0.6%
    200,000       BB+        Best Buy Co., Inc., Sub. Debentures, 2.250% due 1/15/22
                               (c).......................................................       218,500
  1,000,000       BB+        The Gap, Inc., Sr. Notes, 5.750% due 3/15/09................     1,538,750
-------------------------------------------------------------------------------------------------------
                                                                                              1,757,250
-------------------------------------------------------------------------------------------------------
                             TOTAL CONVERTIBLE CORPORATE BONDS (Cost -- $14,100,692).....    15,489,200
-------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 2.9%
                             Chase Funding Mortgage Loan:
    500,000       AAA          Series 2002-2, Class 1A5, 5.833% due 4/25/32..............       525,575
  2,000,000       AAA          Series 2003-4, Class 2A2, 1.441% due 5/25/33..............     2,001,302
    444,956       NR         Delta Funding Mortgage Corp., Series 1987-1, 9.250% due
                               7/2/07....................................................       327,043
  5,000,000       AAA        PP&L Transition Bond Co. LLC, Series 1999-1, Class A7,
                               7.050% due 6/25/09........................................     5,591,400
-------------------------------------------------------------------------------------------------------
                             TOTAL ASSET-BACKED SECURITIES (Cost -- $7,967,119)..........     8,445,320
-------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.8%
    500,000       AAA        CS First Boston Mortgage Securities Corp., Series 2003-C5,
                               Class A4,
                               4.900% due 12/15/36.......................................       501,247
  1,908,930       AAA        Washington Mutual Inc., Series 2003-S8, Class A2, 5.000% due
                               9/25/18...................................................     1,911,629
-------------------------------------------------------------------------------------------------------
                             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                               (Cost -- $2,422,938)......................................     2,412,876
-------------------------------------------------------------------------------------------------------
                             SUB-TOTAL INVESTMENTS (Cost -- $261,509,017)................   284,663,388
-------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.5%
-------------------------------------------------------------------------------------------------------
U.S. TREASURY BILLS -- 0.2%
    500,000                  U.S. Treasury Bills, due 3/18/04 (Cost -- $499,054).........       499,121
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                              MANAGED ASSETS TRUST

   FACE
  AMOUNT                                          SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.3%
$ 3,820,000             State Street Bank and Trust Co., 0.800% due 1/2/04; Proceeds
                          at maturity -- $3,820,170; Fully collateralized by U.S.
                          Treasury Bonds, 7.500% due 11/15/16; Market
                          value -- $3,896,736) (Cost -- $3,820,000).................  $  3,820,000
--------------------------------------------------------------------------------------------------
                        TOTAL SHORT-TERM INVESTMENTS (Cost -- $4,319,054)...........     4,319,121
--------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100.0% (Cost -- $265,828,071**)........  $288,982,509
--------------------------------------------------------------------------------------------------

(a)  Non-income producing security.
(b)  Security issued with attached warrants.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid pursuant to guidelines established by the Board of Trustees.
(d) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(e)  Variable rate security.
(f)  Security is currently in default.
**   Aggregate cost for Federal income tax purposes is $267,067,911.

     Abbreviations used in this schedule:

     LYO(TM)Ns    --   Liquid Yield Option(TM) Notes -- Trademark of Merrill Lynch
                       & Co., Inc.
     PHONES(SM)   --   Participation Hybrid Option Note Exchangeable
                       Securities(SM) -- Service Mark of Merrill Lynch & Co., Inc.
     PRIDES(SM)   --   Perpetual Redeemable Income Debt, Exchangeable for
                       Stock(SM) -- Service Mark of Merrill Lynch & Co., Inc.
     QUIPS(SM)    --   Quarterly Income Preferred Securities(SM) -- Service Mark of
                       Goldman Sachs & Co.

     See page 39 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(A)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 85.8%
--------------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 1.0%
$   450,000   B-         BE Aerospace, Inc., Sr. Sub. Notes, Series B, 8.875% due
                           5/1/11....................................................  $   424,125
    500,000   CCC+       Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09............      526,250
--------------------------------------------------------------------------------------------------
                                                                                           950,375
--------------------------------------------------------------------------------------------------
AIRLINES -- 1.2%
  1,650,000   B          Delta Air Lines, Inc., Notes, 8.300% due 12/15/29...........    1,099,313
--------------------------------------------------------------------------------------------------
ALTERNATIVE VIDEO PROVIDERS -- 0.3%
    300,000   BB-        EchoStar DBS Corp., Sr. Notes, 9.375% due 2/1/09............      315,375
--------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 3.9%
                         Collins & Aikman Products Co., Sr. Sub. Notes:
    975,000   B-           11.500% due 4/15/06.......................................      901,875
    500,000   B2*          10.750% due 12/31/11......................................      493,750
    400,000   B+         Intermet Corp., Sr. Notes, 9.750% due 6/15/09...............      412,000
    950,000   B          Metaldyne Corp., Sr. Sub. Notes, 11.000% due 6/15/12........      878,750
    500,000   B1*        RJ Tower Corp., Sr. Notes, 12.000% due 6/1/13 (b)...........      495,000
    500,000   CCC+       Tenneco Automotive Inc., Sr. Notes, 11.625% due 10/15/09....      542,500
--------------------------------------------------------------------------------------------------
                                                                                         3,723,875
--------------------------------------------------------------------------------------------------
BROADBAND ACCESS AND INTERNET SERVICES -- 0.5%
    400,000   B-         TSI Telecommunications Services, Inc., Sr. Sub. Notes,
                           12.750% due 2/1/09........................................      441,000
--------------------------------------------------------------------------------------------------
BUILDING MATERIALS -- 0.5%
                         Armstrong World Industries, Inc., Sr. Notes:
    550,000   NR           6.500% due 8/15/05 (c)....................................      308,000
    300,000   NR           7.450% due 5/15/29 (c)....................................      168,000
--------------------------------------------------------------------------------------------------
                                                                                           476,000
--------------------------------------------------------------------------------------------------
BUSINESS SERVICES -- 0.7%
    425,000   B+         Danka Business Systems PLC, Sr. Notes, 11.000% due
                           6/15/10...................................................      423,937
    250,000   Caa2*      Foster Wheeler Ltd., Notes, 6.750% due 11/15/05.............      186,250
--------------------------------------------------------------------------------------------------
                                                                                           610,187
--------------------------------------------------------------------------------------------------
CABLE -- 7.5%
                         Adelphia Communications Corp., Sr. Notes:
    875,000   NR           10.250% due 6/15/11 (c)...................................      831,250
                           Series B:
    250,000   NR              8.125% due 7/15/03 (c).................................      232,500
    725,000   NR              8.375% due 2/1/08 (c)..................................      679,687
                         Charter Communications Holdings, LLC, Sr. Discount Notes:
    550,000   CCC-         Step bond to yield 10.736% due 4/1/11.....................      473,000
  1,250,000   CCC-         Step bond to yield 18.487% due 5/15/11....................      843,750
  1,200,000   BB-        CSC Holdings Inc., Sr. Notes, Series B, 7.625% due 4/1/11...    1,269,000
    100,000   NR         Frontiervision Holdings LP, Sr. Discount Notes, 11.875% due
                           9/15/07 (c)...............................................      106,500
    725,000   B+         Insight Midwest, L.P./Insight Capital, Inc., Sr. Notes,
                           9.750% due 10/1/09........................................      770,312

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(A)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
CABLE -- 7.5% (CONTINUED)
$ 1,350,000   B+         Mediacom LLC/Mediacom Capital Corp., Sr. Notes, 9.500% due
                           1/15/13...................................................  $ 1,437,750
    375,000   BB+        Shaw Communications Inc., Sr. Notes, 7.250% due 4/6/11......      407,344
--------------------------------------------------------------------------------------------------
                                                                                         7,051,093
--------------------------------------------------------------------------------------------------
CELLULAR -- 3.0%
                         Centennial Communications Corp./Centennial Cellular
                           Operating Co. LLC:
    700,000   Caa1*        Sr. Notes, 10.125% due 6/15/13............................      771,750
    150,000   CCC          Sr. Sub. Notes, 10.750% due 12/15/08......................      159,000
                         Dobson Communications Corp., Sr. Notes:
    425,000   B3*          10.875% due 7/1/10........................................      465,375
    700,000   B3*          8.875% due 10/1/13 (b)....................................      712,250
    700,000   CCC        Rural Cellular Corp., Sr. Sub. Notes, 9.750% due 1/15/10....      687,750
--------------------------------------------------------------------------------------------------
                                                                                         2,796,125
--------------------------------------------------------------------------------------------------
CHEMICALS -- 7.2%
    325,000   BBB-       Georgia Gulf Corp., Notes, 7.625% due 11/15/05..............      343,687
    475,000   CCC+       Huntsman ICI Chemicals LLC, Sr. Sub. Notes, 10.125% due
                           7/1/09....................................................      491,625
    450,000   B-         Huntsman International LLC, Sr. Notes, 9.875% due 3/1/09....      495,000
                         Lyondell Chemical Co.:
    450,000   BB-          Sr. Notes, Series B, 9.875% due 5/1/07....................      477,000
    825,000   B            Sr. Sub. Notes, 10.875% due 5/1/09........................      849,750
  1,475,000   BB-        Millennium America Inc., Sr. Notes, 7.000% due 11/15/06.....    1,519,250
                         Nalco Co.:
     75,000   B            Sr. Notes, 7.750% due 11/15/11 (b)........................       80,625
    125,000   B            Sr. Sub. Notes, 8.875% due 11/15/13 (b)...................      133,125
    325,000   BB-        PolyOne Corp., Sr. Notes, 10.625% due 5/15/10...............      326,625
                         Resolution Performance Products LLC/RPP Capital Corp.:
    400,000   B-           Sr. Second Secured Notes, 9.500% due 4/15/10..............      408,000
    175,000   B+           Sr. Secured Notes, 8.000% due 12/15/09 (b)................      182,000
                         Rhodia SA:
    675,000   B3*          Sr. Notes, 7.625% due 6/1/10 (b)..........................      651,375
    400,000   CCC+         Sr. Sub. Notes, 8.875% due 6/1/11 (b).....................      370,000
    475,000   BBB-       Union Carbide Corp., Debentures, 6.790% due 6/1/25..........      470,250
     50,000   B          United Agri Products, Inc., Sr. Notes, 8.250% due 12/15/11
                           (b).......................................................       51,625
--------------------------------------------------------------------------------------------------
                                                                                         6,849,937
--------------------------------------------------------------------------------------------------
CLECS AND OTHER LOCAL CARRIERS -- 0.2%
    150,000   B-         Cincinnati Bell Inc., Sr. Sub. Notes, 8.375% due 1/15/14
                           (b).......................................................      162,000
--------------------------------------------------------------------------------------------------
CONVENIENCE AND DRUG RETAILERS -- 0.7%
    675,000   B-         The Pantry, Inc., Sr. Sub. Notes, 10.250% due 10/15/07......      702,000
--------------------------------------------------------------------------------------------------
EMITTING SERVICES MOBILE RADIO AND PERSONAL COMMUNICATIONS SYSTEMS -- 1.9%
    549,444   Caa1*      Alamosa (Delaware), Inc., Sr. Discount Notes, step bond to yield
                           11.482% due 7/31/09.......................................      497,247
    300,000   D          Horizon PCS, Inc., Sr. Discount Notes, step bond to yield
                           22.052% due 10/1/10.......................................       67,500

                       SEE NOTES TO FINANCIAL STATEMENTS.
 28

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(A)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
EMITTING SERVICES MOBILE RADIO AND PERSONAL COMMUNICATIONS SYSTEMS -- 1.9%
  (CONTINUED)
$    50,000   B+         Nextel Communications, Inc., Sr. Notes, 9.375% due
                           11/15/09..................................................  $    54,750
  1,225,000   B-         Triton PCS, Inc., Sr. Sub. Notes, 8.750% due 11/15/11.......    1,212,750
--------------------------------------------------------------------------------------------------
                                                                                         1,832,247
--------------------------------------------------------------------------------------------------
EQUIPMENT RENTAL -- 1.0%
    150,000   BB-        NationsRent, Inc., Sr. Secured Notes, 9.500% due 10/15/10
                           (b).......................................................      162,000
                         Williams Scotsman, Inc.:
    700,000   B            Sr. Notes, 9.875% due 6/1/07..............................      712,250
     75,000   B+           Sr. Secured Notes, 10.000% due 8/15/08....................       82,594
--------------------------------------------------------------------------------------------------
                                                                                           956,844
--------------------------------------------------------------------------------------------------
EXPLORATION AND PRODUCTION -- 2.5%
    175,000   CCC-       Belden & Blake Corp., Sr. Sub. Notes, Series B, 9.875% due
                           6/15/07...................................................      173,250
    875,000   B          El Paso Production Holding, Sr. Notes, 7.750% due 6/1/13
                           (b).......................................................      866,250
    250,000   BB         Forest Oil Corp., Sr. Notes, 8.000% due 12/15/11............      274,375
    300,000   BB         Pogo Producing Co., Sr. Sub. Notes, Series B, 8.250% due
                           4/15/11...................................................      336,000
    775,000   Ba2*       USEC Inc., Sr. Notes, 6.625% due 1/20/06....................      744,000
--------------------------------------------------------------------------------------------------
                                                                                         2,393,875
--------------------------------------------------------------------------------------------------
FABRICATED GLASS, PLASTIC AND FIBER -- 2.3%
                         Crown Cork & Seal Co. Inc.:
  1,075,000   B            Debentures, 7.375% due 12/15/26...........................      976,906
     75,000   B            Notes, 7.000% due 12/15/06................................       77,063
    150,000   B          Crown European Holdings SA, Third Priority Sr. Secured
                           Notes,
                           10.875% due 3/1/13........................................      177,187
                         Owens-Brockway Glass Container, Inc., Sr. Secured Notes:
    575,000   BB           8.875% due 2/15/09........................................      633,219
    300,000   BB           7.750% due 5/15/11........................................      323,625
--------------------------------------------------------------------------------------------------
                                                                                         2,188,000
--------------------------------------------------------------------------------------------------
FOOD/BEVERAGE/TOBACCO -- 0.3%
    250,000   B          Land O'Lakes Inc., Sr. Secured Notes, 9.000% due 12/15/10
                           (b).......................................................      253,125
--------------------------------------------------------------------------------------------------
FOREST - PAPER PRODUCTS -- 4.3%
    425,000   D          Doman Industries Ltd., Sr. Notes, 12.000% due 7/1/04 (c)....      448,375
    750,000   BB+        Fort James Corp., Sr. Notes, 6.875% due 9/15/07.............      795,000
                         Georgia-Pacific Corp., Sr. Notes:
    300,000   BB+          9.375% due 2/1/13.........................................      346,500
    450,000   BB+          8.875% due 5/15/31........................................      497,250
    350,000   B          Smurfit-Stone Container Corp., Sr. Notes, 8.250% due
                           10/1/12...................................................      381,500
  1,625,000   BB         Tembec Inc., Sr. Notes, 7.750% due 3/15/12..................    1,625,000
--------------------------------------------------------------------------------------------------
                                                                                         4,093,625
--------------------------------------------------------------------------------------------------
FREIGHT/CONTAINERS/SHIPPING -- 1.0%
    275,000   D          Atlas Air, Inc., Sr. Notes, 10.750% due 8/1/05 (c)..........      103,125
    375,000   B3*        Evergreen International Aviation, Inc., Sr. Second Secured
                           Notes,
                           12.000% due 5/15/10 (b)...................................      313,594
    475,000   B1*        TFM, S.A. de C.V., Sr. Notes, 12.500% due 6/15/12...........      543,875
--------------------------------------------------------------------------------------------------
                                                                                           960,594
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(A)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
GAMING -- 4.4%
$   675,000   Ba3*       Aztar Corp., Sr. Sub. Notes, 8.875% due 5/15/07.............  $   707,906
    450,000   B          Isle of Capri Casinos, Inc., Sr. Sub. Notes, 8.750% due
                           4/15/09...................................................      474,750
                         Park Place Entertainment Corp., Sr. Sub. Notes:
    325,000   Ba2*         7.875% due 12/15/05.......................................      348,969
    800,000   Ba2*         7.875% due 3/15/10........................................      890,000
    875,000   CCC+       Pinnacle Entertainment, Inc., Sr. Sub. Notes, Series B,
                           9.250% due 2/15/07........................................      910,000
    550,000   B          Resorts International Hotel and Casino, Inc., First Mortgage
                           Notes,
                           11.500% due 3/15/09.......................................      600,875
    200,000   B+         Sun International Hotels Ltd., Sr. Sub. Notes, 8.875% due
                           8/15/11...................................................      219,500
--------------------------------------------------------------------------------------------------
                                                                                         4,152,000
--------------------------------------------------------------------------------------------------
HEALTHCARE -- 3.9%
    450,000   B-         Alliance Imaging Inc., Sr. Sub. Notes, 10.375% due
                           4/15/11...................................................      479,250
                         HEALTHSOUTH Corp.:
    925,000   NR           Sr. Notes, 7.625% due 6/1/12..............................      869,500
    250,000   NR           Sr. Sub. Notes, 10.750% due 10/1/08.......................      237,500
    525,000   B          Radiologix, Inc., Notes, Series B, 10.500% due 12/15/08.....      527,625
                         Tenet Healthcare Corp., Sr. Notes:
    250,000   BB-          7.375% due 2/1/13.........................................      252,500
  1,425,000   BB-          6.875% due 11/15/31.......................................    1,282,500
--------------------------------------------------------------------------------------------------
                                                                                         3,648,875
--------------------------------------------------------------------------------------------------
HOME BUILDERS -- 0.8%
                         KB HOME, Sr. Sub. Notes:
    125,000   Ba2*         8.625% due 12/15/08.......................................      140,625
    325,000   Ba2*         9.500% due 2/15/11........................................      364,000
    225,000   B-         William Lyon Homes, Sr. Notes, 10.750% due 4/1/13...........      257,062
--------------------------------------------------------------------------------------------------
                                                                                           761,687
--------------------------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCERS -- 1.3%
                         Calpine Corp.:
    600,000   CCC+         Sr. Notes, 8.500% due 2/15/11.............................      477,750
    725,000   B            Sr. Secured Notes, 8.750% due 7/15/13 (b).................      710,500
--------------------------------------------------------------------------------------------------
                                                                                         1,188,250
--------------------------------------------------------------------------------------------------
INDUSTRIAL PRODUCTS -- 3.7%
    325,000   NR         Advance Glassfiber Yarns LLC, Sr. Sub. Notes, 9.875% due
                           1/15/09 (c)...............................................       16,250
    800,000   Ca*        BGF Industries, Inc., Sr. Sub. Notes, Series B, 10.250% due
                           1/15/09...................................................      610,000
    735,000   BB-        Case Corp., Notes, 7.250% due 1/15/16.......................      749,700
    375,000   BB-        Case New Holland, Inc., Sr. Notes, 9.250% due 8/1/11 (b)....      421,875
                         Foamex L.P., Sr. Sub. Notes:
    250,000   CCC+         13.500% due 8/15/05.......................................      242,500
    475,000   CCC+         9.875% due 6/15/07........................................      380,000
  1,150,000   B+         The Goodyear Tire & Rubber Co., Notes, 7.857% due 8/15/11...    1,009,125
    100,000   B+         Wolverine Tube, Inc., Sr. Notes, Series B, 10.500% due
                           4/1/09....................................................      102,500
--------------------------------------------------------------------------------------------------
                                                                                         3,531,950
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(A)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
          w
LODGING AND LEISURE -- 6.0%
                         Felcor Lodging LP, Sr. Notes:
$   400,000   B1*          9.500% due 9/15/08........................................  $   434,000
    200,000   B1*          8.500% due 6/1/11.........................................      218,000
    525,000   Ba3*       HMH Properties, Inc., Sr. Notes, Series B, 7.875% due
                           8/1/08....................................................      548,625
    650,000   BB+        ITT Corp., Notes, 6.750% due 11/15/05.......................      685,750
                         MeriStar Hospitality Corp., Sr. Notes:
    125,000   B2*          9.000% due 1/15/08........................................      131,250
    725,000   B2*          9.125% due 1/15/11........................................      772,125
  1,375,000   BB+        Royal Caribbean Cruises Ltd., Sr. Debentures, 7.500% due
                           10/15/27..................................................    1,354,375
  1,350,000   B-         Six Flags Inc., Sr. Notes, 9.750% due 4/15/13...............    1,427,625
    100,000   Ba3*       Steinway Musical Instruments, Inc., Sr. Notes, 8.750% due
                           4/15/11...................................................      106,500
--------------------------------------------------------------------------------------------------
                                                                                         5,678,250
--------------------------------------------------------------------------------------------------
LONG DISTANCE TELECOMMUNICATIONS -- 1.3%
    166,590   Caa1*      Calpoint Receivables Structured Trust 2001, Notes, 7.440%
                           due 12/10/06 (b)..........................................      167,007
                         Level 3 Communications, Inc.:
    175,000   Caa2*        Sr. Discount Notes, step bond to yield 13.442% due
                           3/15/10...................................................      147,437
    525,000   Caa2*        Sr. Notes, 9.125% due 5/1/08..............................      480,375
  1,275,000   NR         WorldCom, Inc. -- WorldCom Group, Notes, 7.500% due 5/15/11
                           (c).......................................................      430,313
--------------------------------------------------------------------------------------------------
                                                                                         1,225,132
--------------------------------------------------------------------------------------------------
MOTION PICTURE EXHIBITION -- 0.6%
    500,000   CCC+       AMC Entertainment Inc., Sr. Sub. Notes, 9.500% due 2/1/11...      527,500
     75,000   CCC-       Carmike Cinemas, Notes, 10.375% due 2/1/09..................       79,125
--------------------------------------------------------------------------------------------------
                                                                                           606,625
--------------------------------------------------------------------------------------------------
OIL SERVICES -- 1.1%
    150,000   BB         Pride International, Inc., Sr. Notes, 10.000% due 6/1/09....      161,625
                         Tesoro Petroleum Corp.:
    125,000   BB           Sr. Secured Notes, Series B, 8.000% due 4/15/08...........      133,438
    375,000   B            Sr. Sub. Notes, 9.625% due 4/1/12.........................      412,500
    450,000   Caa1*      Trico Marine Services, Sr. Notes, 8.875% due 5/15/12........      330,750
--------------------------------------------------------------------------------------------------
                                                                                         1,038,313
--------------------------------------------------------------------------------------------------
OTHER CONSUMER CYCLICAL -- 0.9%
    625,000   Caa2*      Home Products International, Inc., Sr. Sub. Notes, 9.625%
                           due 5/15/08...............................................      409,375
    450,000   CCC+       Playtex Products, Inc., Sr. Sub. Notes, 9.375% due 6/1/11...      456,750
--------------------------------------------------------------------------------------------------
                                                                                           866,125
--------------------------------------------------------------------------------------------------
OTHER CONSUMER NON-CYCLICAL -- 0.8%
    675,000   NR         Alderwoods Group, Inc., Sr. Notes, 12.250% due 1/2/09.......      762,750
--------------------------------------------------------------------------------------------------
PIPELINES -- 2.6%
                         The Coastal Corp.:
    350,000   B-           Notes, 7.750% due 6/15/10.................................      332,062
    250,000   B-           Sr. Debentures, 6.700% due 2/15/27........................      234,375
     50,000   B-           Sr. Notes, 6.375% due 2/1/09..............................       44,875

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(A)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
PIPELINES -- 2.6% (CONTINUED)
$ 1,400,000   B1*        Southern Natural Gas Co., Notes, 7.350% due 2/15/31.........  $ 1,389,500
    375,000   B+         Transcontinental Gas Pipe Line Corp., Sr. Notes, Series B,
                           8.875% due 7/15/12........................................      445,313
--------------------------------------------------------------------------------------------------
                                                                                         2,446,125
--------------------------------------------------------------------------------------------------
PUBLISHING -- 2.6%
    100,000   B          American Color Graphics, Inc., Sr. Second Secured Notes,
                           10.000% due 6/15/10 (b)...................................      103,000
                         Dex Media, Inc.:
    425,000   B            Discount Notes, step bond to yield 8.603% due 11/15/13
                           (b).......................................................      301,750
    225,000   B            Notes, 8.000% due 11/15/13 (b)............................      237,375
    700,000   BB-        Houghton Mifflin Co., Notes, 7.200% due 3/15/11.............      755,125
    125,000   CCC-       Penton Media Inc., Sr. Sub. Notes, 10.375% due 6/15/11......       87,500
    900,000   B          Primedia, Inc., Sr. Notes, 8.875% due 5/15/11...............      954,000
--------------------------------------------------------------------------------------------------
                                                                                         2,438,750
--------------------------------------------------------------------------------------------------
RADIO BROADCASTING -- 1.0%
    200,000   BBB-       Chancellor Media Corp., Sr. Notes, 8.000% due 11/1/08.......      232,500
    675,000   B2*        Emmis Communications Corp., Sr. Sub. Notes, Series B,
                           8.125% due 3/15/09........................................      711,281
--------------------------------------------------------------------------------------------------
                                                                                           943,781
--------------------------------------------------------------------------------------------------
RETAILERS -- 1.3%
    380,000   BB+        J.C. Penney Co., Inc., Debentures, 8.125% due 4/1/27........      414,675
    775,000   BB         Saks Inc., Notes, 7.500% due 12/1/10........................      844,750
--------------------------------------------------------------------------------------------------
                                                                                         1,259,425
--------------------------------------------------------------------------------------------------
STEEL/METALS/MINING -- 2.9%
  1,725,000   B+         AK Steel Corp., Sr. Notes, 7.750% due 6/15/12...............    1,483,500
    350,000   BB+        IPSCO Inc., Sr. Notes, 8.750% due 6/1/13....................      388,500
    775,000   BB-        U.S. Steel LLC, Sr. Notes, 10.750% due 8/1/08...............      910,625
--------------------------------------------------------------------------------------------------
                                                                                         2,782,625
--------------------------------------------------------------------------------------------------
SUPERMARKETS AND DISTRIBUTORS -- 2.7%
    725,000   BB-        Ahold Finance U.S.A., Inc., Sr. Notes, 6.875% due 5/1/29....      650,687
    425,000   BB+        Delhaize America, Inc., Debentures, 9.000% due 4/15/31......      518,500
    625,000   B          The Great Atlantic & Pacific Tea Co., Inc., Sr. Notes,
                           9.125% due 12/15/11.......................................      575,000
    375,000   B          Roundy's, Inc., Sr. Sub. Notes, Series B, 8.875% due
                           6/15/12...................................................      402,188
    400,000   B2*        Stater Bros. Holdings Inc., Sr. Notes, 10.750% due
                           8/15/06...................................................      423,500
--------------------------------------------------------------------------------------------------
                                                                                         2,569,875
--------------------------------------------------------------------------------------------------
TECHNOLOGY -- 1.4%
  1,400,000   B-         Lucent Technologies, Inc., Debentures, 6.450% due 3/15/29...    1,107,750
    175,000   BBB-       Thomas & Betts Corp., Sr. Notes, 7.250% due 6/1/13..........      181,125
--------------------------------------------------------------------------------------------------
                                                                                         1,288,875
--------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - TOWERS -- 0.2%
    325,000   B3*        American Tower Escrow Corp., Discount Notes, zero coupon
                           bond to yield
                           10.265% due 8/1/08........................................      225,875
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 32

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(A)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
TELEVISION BROADCASTING -- 0.3%
$   250,000   B3*        Granite Broadcasting Corp., Sr. Secured Notes, 9.750% due
                           12/1/10 (b)...............................................  $   250,625
--------------------------------------------------------------------------------------------------
TEXTILES/APPAREL -- 0.8%
  1,050,000   CCC        Levi Strauss & Co., Sr. Notes, 12.250% due 12/15/12.........      687,750
    125,000   Caa1*      Tropical Sportswear International Corp., Sr. Sub. Notes,
                           Series A,
                           11.000% due 6/15/08.......................................      101,875
--------------------------------------------------------------------------------------------------
                                                                                           789,625
--------------------------------------------------------------------------------------------------
UTILITIES -- 5.2%
                         Allegheny Energy Supply Co. LLC, Secured Bonds:
    158,293   B            Series A, 10.250% due 11/15/07 (b)........................      165,416
     16,706   B            Series B, 13.000% due 11/15/07 (b)........................       16,622
    100,000   BBB-       Consumers Energy Co., First Mortgage Bonds, 7.375% due
                           9/15/23...................................................      102,526
    325,000   B-         Dynegy Holdings Inc., Sr. Secured Notes, 10.125% due 7/15/13
                           (b).......................................................      375,375
  1,100,000   CCC+       NGC Corp., Sr. Debentures, 7.125% due 5/15/18...............      948,750
                         Northwestern Corp., Notes:
    575,000   D            7.875% due 3/15/07 (c)....................................      521,813
    250,000   D            8.750% due 3/15/12 (c)....................................      226,875
                         Reliant Resources Inc., Sr. Secured Notes:
    250,000   B1*          9.250% due 7/15/10 (b)....................................      266,250
    425,000   B1*          9.500% due 7/15/13 (b)....................................      456,875
    275,000   B-         Sonat Inc., Notes, 6.625% due 2/1/08........................      253,688
                         The Williams Cos., Inc., Notes:
    650,000   B+           6.625% due 11/15/04.......................................      669,500
    850,000   B+           7.125% due 9/1/11.........................................      903,125
--------------------------------------------------------------------------------------------------
                                                                                         4,906,815
--------------------------------------------------------------------------------------------------
                         TOTAL CORPORATE BONDS AND NOTES (Cost -- $74,529,127).......   81,217,943
--------------------------------------------------------------------------------------------------
  SHARES                                           SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
COMMON STOCK (d) -- 0.3%
--------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 0.1%
      7,290              Hayes Lemmerz International, Inc. ..........................      132,095
--------------------------------------------------------------------------------------------------
CABLE -- 0.0%
      1,057              Classic Holdco LLC..........................................       34,500
--------------------------------------------------------------------------------------------------
CELLULAR -- 0.2%
     25,745              Dobson Communications Corp., Class A Shares.................      169,145
--------------------------------------------------------------------------------------------------
                         TOTAL COMMON STOCK (Cost -- $586,479).......................      335,740
--------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.7%
--------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 0.0%
         40              Hayes Lemmerz International Operating Co., Series A,
                           8.000% Cumulative Exchangeable............................        3,279
--------------------------------------------------------------------------------------------------
CELLULAR -- 0.1%
        400              Dobson Communications Corp., 6.000% Cumulative Exchangeable,
                           Series F (b)..............................................       72,000
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                             HIGH YIELD BOND TRUST

  SHARES                                           SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
EMITTING SERVICES MOBILE RADIO & PERSONAL COMMUNICATIONS SYSTEMS -- 0.2%
        534              Alamosa Holdings Inc., 7.500% Cumulative Exchangeable,
                           Series B..................................................  $   165,540
--------------------------------------------------------------------------------------------------
TELEVISION BROADCASTING -- 0.4%
        350              Granite Broadcasting Corp., 12.750% Cumulative
                           Exchangeable..............................................      224,907
      2,035              Paxson Communications Corp., 14.250% Cumulative Jr.
                           Exchangeable..............................................      187,763
--------------------------------------------------------------------------------------------------
                                                                                           412,670
--------------------------------------------------------------------------------------------------
                         TOTAL PREFERRED STOCK (Cost -- $972,066)....................      653,489
--------------------------------------------------------------------------------------------------
 WARRANTS                                          SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
WARRANTS (d) -- 0.1%
--------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - TOWERS -- 0.1%
        400              American Tower Escrow Corp., Expires 8/1/08 (b)
                           (Cost -- $173,947)........................................       50,200
--------------------------------------------------------------------------------------------------
                         SUB-TOTAL INVESTMENTS (Cost -- $76,261,619).................   82,257,372
--------------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                           SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 13.1%
$12,414,000              State Street Bank and Trust Co., 0.800% due 1/2/04; Proceeds
                           at maturity -- $12,414,552; (Fully collateralized by U.S.
                           Treasury Bonds, 6.125% due 11/15/27; Market
                           value -- $12,666,235) (Cost -- $12,414,000)...............   12,414,000
--------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100.0% (Cost -- $88,675,619**).........  $94,671,372
--------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid pursuant to guidelines established by the Board of Trustees.
(c) Security is currently in default.
(d) Non-income producing security.
** Aggregate cost for Federal income tax purposes is $88,769,276.

   Abbreviation used in this schedule:

   CLECs -- Common Local Exchange Carriers

   See page 39 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 34

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                           CAPITAL APPRECIATION FUND

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
COMMON STOCK -- 94.8%
----------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 1.0%
    203,200   Lockheed Martin Corp. ......................................  $ 10,444,480
----------------------------------------------------------------------------------------
BANKS -- 6.3%
    390,650   Bank of America Corp. ......................................    31,419,979
    529,990   Wells Fargo & Co. ..........................................    31,211,111
----------------------------------------------------------------------------------------
                                                                              62,631,090
----------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 5.7%
    491,290   Genentech, Inc.+............................................    45,970,005
    156,335   Invitrogen Corp.+...........................................    10,943,450
----------------------------------------------------------------------------------------
                                                                              56,913,455
----------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 2.3%
    590,180   Nokia Oyj, Sponsored ADR....................................    10,033,060
    233,220   QUALCOMM Inc. ..............................................    12,577,555
----------------------------------------------------------------------------------------
                                                                              22,610,615
----------------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 4.2%
  1,031,120   Apple Computer, Inc.+.......................................    22,035,034
    866,840   NVIDIA Corp.+...............................................    20,154,030
----------------------------------------------------------------------------------------
                                                                              42,189,064
----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 7.5%
    360,865   The Goldman Sachs Group, Inc. ..............................    35,628,201
  1,026,750   SLM Corp. ..................................................    38,687,940
----------------------------------------------------------------------------------------
                                                                              74,316,141
----------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.5%
    400,000   Energizer Holdings, Inc.+...................................    15,024,000
----------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS AND SERVICES -- 8.1%
    125,745   Anthem, Inc.+...............................................     9,430,875
  1,100,920   UnitedHealth Group Inc. ....................................    64,051,526
     76,895   WellPoint Health Networks, Inc.+............................     7,458,046
----------------------------------------------------------------------------------------
                                                                              80,940,447
----------------------------------------------------------------------------------------
HOTELS, RESTAURANTS AND LEISURE -- 0.4%
     91,990   Outback Steakhouse, Inc. ...................................     4,066,878
----------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 1.6%
    185,830   3M Co. .....................................................    15,801,125
----------------------------------------------------------------------------------------
INSURANCE -- 1.0%
      3,697   Berkshire Hathaway, Inc.+...................................    10,407,055
----------------------------------------------------------------------------------------
INTERNET AND CATALOG RETAIL -- 5.5%
    425,500   Amazon.com, Inc.+...........................................    22,398,320
    497,700   eBay Inc.+..................................................    32,146,443
----------------------------------------------------------------------------------------
                                                                              54,544,763
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                           CAPITAL APPRECIATION FUND

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
INTERNET SOFTWARE AND SERVICES -- 1.4%
    306,260   Yahoo! Inc.+................................................  $ 13,833,764
----------------------------------------------------------------------------------------
MEDIA -- 8.5%
    754,905   EchoStar Communications Corp., Class A Shares+..............    25,666,770
  1,007,697   Time Warner Inc.+...........................................    18,128,469
  1,549,745   XM Satellite Radio Holdings Inc.+...........................    40,851,278
----------------------------------------------------------------------------------------
                                                                              84,646,517
----------------------------------------------------------------------------------------
MULTILINE RETAIL -- 3.2%
    373,895   Dollar Tree Stores, Inc.+...................................    11,239,284
    457,090   Kohl's Corp.+...............................................    20,541,625
----------------------------------------------------------------------------------------
                                                                              31,780,909
----------------------------------------------------------------------------------------
OIL AND GAS -- 5.3%
    800,500   Murphy Oil Corp. ...........................................    52,280,655
----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 2.0%
    318,595   Forest Laboratories, Inc., Class A Shares+..................    19,689,171
----------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 8.7%
  1,542,985   Applied Materials, Inc.+....................................    34,640,013
    531,450   KLA-Tencor Corp.+...........................................    31,180,171
    693,945   Texas Instruments Inc. .....................................    20,388,104
----------------------------------------------------------------------------------------
                                                                              86,208,288
----------------------------------------------------------------------------------------
SOFTWARE -- 9.4%
    903,910   Electronic Arts Inc.+.......................................    43,188,820
  1,814,875   Microsoft Corp. ............................................    49,981,657
----------------------------------------------------------------------------------------
                                                                              93,170,477
----------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 1.6%
    192,590   Advance Auto Parts+.........................................    15,676,826
----------------------------------------------------------------------------------------
TEXTILES AND APPAREL -- 3.9%
    569,510   NIKE Inc., Class B Shares...................................    38,988,655
----------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 5.7%
  1,241,040   Nextel Communications, Inc.+................................    34,823,582
    708,250   Vodafone Group PLC, GBP.....................................     1,751,004
    804,640   Vodafone Group PLC, Sponsored ADR...........................    20,148,186
----------------------------------------------------------------------------------------
                                                                              56,722,772
----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $779,624,624)...................   942,887,147
----------------------------------------------------------------------------------------
   FACE
  AMOUNT                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 0.2%
$ 2,195,000   U.S. Treasury Notes, 1.875% due 9/30/04
                (Cost -- $2,200,144)......................................     2,208,120
----------------------------------------------------------------------------------------
              SUB-TOTAL INVESTMENTS (Cost -- $781,824,768)................   945,095,267
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 36

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                           CAPITAL APPRECIATION FUND

   FACE
  AMOUNT                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.0%
$49,282,000   State Street Bank and Trust Co., 0.800% due 1/2/04; Proceeds
                at maturity -- $49,284,190; (Fully collateralized by U.S.
                Treasury Bonds, 6.125% due 8/15/29; Market value --
                $50,273,402) (Cost -- $49,282,000)........................  $ 49,282,000
----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100.0% (Cost -- $831,106,768*).........  $994,377,267
----------------------------------------------------------------------------------------

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is $832,941,134.
  Abbreviations used in this schedule:
  ---------------------------------------
  ADR -- American Depositary Receipt
  GBP -- British Pound

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                             MONEY MARKET PORTFOLIO

   FACE                                                                       ANNUALIZED
  AMOUNT                                SECURITY                                YIELD          VALUE
--------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY INSTRUMENTALITIES -- 4.3%
$15,000,000   Federal Home Loan Mortgage Corp. matures 1/27/04
              (Cost -- $14,989,058).......................................       1.03%      $ 14,989,058
--------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 95.7%
 17,600,000   Aegon Funding Corp. matures 1/13/04.........................       1.11         17,593,605
 15,500,000   Alpine Securitization Corp. matures 1/16/04.................       1.10         15,493,025
 15,950,000   American Express Credit Corp. matures 2/5/04................       1.07         15,933,718
 17,400,000   American General Financial Corp. matures 1/29/04............       1.07         17,385,790
 17,000,000   American Honda Finance Corp. mature 1/8/04 to 8/4/04........   1.04 to 1.14     16,997,620
 16,000,000   Beethoven Funding Corp. matures 1/27/04.....................       1.16         15,986,827
 15,400,000   CIT Cap Corp. mature 2/6/04 to 12/1/04......................   1.11 to 1.28     15,388,664
 16,100,000   Coca-Cola Co. matures 1/30/04...............................       1.12         16,085,734
 15,950,000   General Electric Capital Corp. matures 1/28/04..............       1.10         15,937,080
 15,983,000   Household Financial Corp. matures 1/22/04...................       1.10         15,972,931
 17,400,000   Knight Ridder Inc. matures 1/7/04...........................       1.05         17,397,013
 15,900,000   Morgan Stanley Dean Witter matures 1/23/04..................       1.10         15,889,506
 17,000,000   Nestle Capital Corp. matures 2/3/04.........................       1.06         16,983,793
 16,000,000   Norddeutsche Landesbank matures 1/21/04.....................       1.12         15,990,267
 17,000,000   Nordea North America Inc. matures 1/15/04...................       1.11         16,992,794
 16,000,000   Prudential Funding Corp. matures 1/10/04....................       1.07         15,981,333
 17,700,000   State Street Bank & Trust Co. matures 1/14/04...............       1.08         17,700,000
 15,363,000   UBS Finance Inc. mature 1/2/04 to 1/5/04....................   0.97 to 1.00     15,362,017
 18,300,000   Victory Receivable Corp. matures 1/12/04....................       1.14         18,293,737
 17,400,000   Wells Fargo Bank San Francisco CA matures 1/20/04...........       1.06         17,400,000
--------------------------------------------------------------------------------------------------------
              TOTAL COMMERCIAL PAPER (Cost -- $330,765,454)...............                   330,765,454
--------------------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100.0% (Cost -- $345,754,512*).........                  $345,754,512
--------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 38

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA     --   Bonds rated "AAA" have the highest rating assigned by
             Standard & Poor's. Capacity to pay interest and repay
             principal is extremely strong.
AA      --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A       --   Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB     --   Bonds rated "BBB" have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or
             changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in
             this category than for bonds in higher rated categories.
BB, B   --   Bonds rated "BB", "B", "CCC" and "CC" are regarded, on
CCC and      balance, as predominantly speculative with respect to
CC           capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents the lowest degree of speculation and "CC" the highest degree of
             speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
             large uncertainties or major risk exposures to adverse
             conditions.
C       --   Bonds rated "C" are income bonds on which no interest is
             being paid.
D       --   Bonds rated "D" are in default, and payment of interest
             and/or repayment of principal is in arrears.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa     --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
             generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
             and principal is secure. While the various protective
             elements are likely to change, such changes as can be
             visualized are most unlikely to impair the fundamentally
             strong position of such issues.
Aa      --   Bonds rated "Aa" are judged to be of high quality by all
             standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
             lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
             protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
             appear somewhat larger than in "Aaa" securities.
A       --   Bonds rated "A" are judged to have many favorable investment attributes and are to be considered as upper medium grade
             obligations. Factors giving security to principal and
             interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in
             the future.
Baa     --   Bonds rated "Baa" are considered to be medium grade
             obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
             appear adequate for the present but certain protective
             elements may be lacking or may be characteristically
             unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
             speculative characteristics as well.
Ba      --   Bonds rated "Ba" are judged to have speculative elements;
             their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
             moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
             characterizes bonds in this class.
B       --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa     --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
             respect to principal or interest.
Ca      --   Bonds rated "Ca" are speculative in a high degree. Such
             issues are often in default or have other marked
             shortcomings.
C       --   Bonds rated "C" are the lowest rated class of bonds, and
             issues so rated can be regarded as having extremely poor
             prospects of ever attaining any real investment standing.
NR      --   Indicates that the bond is not rated by Standard & Poor's or
             Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 2003

                                                     MANAGED      HIGH YIELD       CAPITAL          MONEY
                                                      ASSETS         BOND        APPRECIATION       MARKET
                                                      TRUST          TRUST           FUND         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost...........................  $261,509,017   $76,261,619   $  781,824,768             --
  Short-term investments, at cost................     4,319,054    12,414,000       49,282,000   $345,754,512
  Foreign currency, at cost......................             9            --               --             --
-------------------------------------------------------------------------------------------------------------
  Investments, at value..........................  $284,663,388   $82,257,372   $  945,095,267             --
  Short-term investments, at value...............     4,319,121    12,414,000       49,282,000   $345,754,512
  Foreign currency, at value.....................            11            --               --             --
  Cash...........................................           939           790              284          1,130
  Dividends and interest receivable..............     1,232,401     1,537,636          267,943         67,260
  Receivable for securities sold.................       350,538        14,142               --             --
  Receivable for Fund shares sold................            --        15,852               --        281,528
-------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS...................................   290,566,398    96,239,792      994,645,494    346,104,430
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for Fund shares reacquired.............       507,632       104,194        3,456,644         33,666
  Investment advisory fees payable...............       120,230        33,376          610,782         89,047
  Administration fees payable....................        14,460         4,367           48,386         17,575
  Payable for securities purchased...............            --       212,350        4,687,420             --
  Dividends payable..............................            --            --               --         82,854
  Accrued expenses...............................        49,776        33,175          100,223         55,936
-------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES..............................       692,098       387,462        8,903,455        279,078
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.................................  $289,874,300   $95,852,330   $  985,742,039   $345,825,352
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital................................  $274,426,824   $90,046,110   $1,204,496,910   $345,825,208
  Undistributed net investment income............       151,483        53,663               --          7,965
  Accumulated net realized loss from investment
     transactions and futures contracts..........    (7,858,447)     (243,196)    (382,025,881)        (7,821)
  Net unrealized appreciation of investments and
     foreign currencies..........................    23,154,440     5,995,753      163,271,010             --
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.................................  $289,874,300   $95,852,330   $  985,742,039   $345,825,352
-------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING...............................    18,436,722     9,819,304       17,790,470    345,825,208
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.......................        $15.72         $9.76           $55.41          $1.00
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 40

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 2003

                                                         MANAGED     HIGH YIELD      CAPITAL        MONEY
                                                         ASSETS         BOND       APPRECIATION     MARKET
                                                          TRUST         TRUST          FUND       PORTFOLIO
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest...........................................  $ 5,255,171   $ 6,913,216   $  1,351,693   $4,573,178
  Dividends..........................................    3,256,529        13,787      7,376,753           --
  Less: Foreign withholding tax......................       (1,092)           --        (82,945)          --
------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME............................    8,510,608     6,927,003      8,645,501    4,573,178
------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3)..................    1,315,694       360,258      6,734,977    1,247,941
  Administration fees (Note 3).......................      157,883        46,539        538,798      231,601
  Audit and legal....................................       32,451        29,034          9,482       27,375
  Custody............................................       25,571        44,909         12,310       33,690
  Shareholder communications.........................       17,273         7,079         46,945       50,852
  Shareholder servicing fees.........................        5,002         4,994          5,000        5,000
  Trustees' fees.....................................        4,884         6,154          4,000        4,380
  Registration fees..................................           --            --             --        2,900
  Other..............................................        2,006         3,998          2,000        3,581
------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES.....................................    1,560,764       502,965      7,353,512    1,607,320
  Less: Expense reimbursement (Note 3)...............           --            --             --      (63,316)
------------------------------------------------------------------------------------------------------------
  NET EXPENSES.......................................    1,560,764       502,965      7,353,512    1,544,004
------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME................................    6,949,844     6,424,038      1,291,989    3,029,174
------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCIES (NOTES 4, 6 AND 7):
  Realized Gain (Loss) From:
     Investment transactions.........................      364,494     4,327,306    (93,618,396)        (146)
     Futures contracts...............................    1,719,070            --             --           --
     Foreign currency transactions...................           --            --       (902,350)          --
------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)...........................    2,083,564     4,327,306    (94,520,746)        (146)
------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation From:
     Investments.....................................   43,602,644     8,815,307    297,278,645           --
     Foreign currencies..............................       46,059            --        356,599           --
------------------------------------------------------------------------------------------------------------
  INCREASE IN NET UNREALIZED APPRECIATION............   43,648,703     8,815,307    297,635,244           --
------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS
  AND FOREIGN CURRENCIES.............................   45,732,267    13,142,613    203,114,498         (146)
------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS...............  $52,682,111   $19,566,651   $204,406,487   $3,029,028
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS            FOR THE YEARS ENDED DECEMBER 31,

MANAGED ASSETS TRUST                                              2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $  6,949,844    $  7,777,250
  Net realized gain (loss)..................................     2,083,564      (9,479,626)
  Increase (decrease) in net unrealized appreciation........    43,648,703     (24,694,612)
------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........    52,682,111     (26,396,988)
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................    (6,863,313)    (17,095,483)
  Net realized gains........................................            --      (1,692,616)
------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................    (6,863,313)    (18,788,099)
------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares..........................     9,228,282       5,690,077
  Net asset value of shares issued for reinvestment of
     dividends..............................................     6,863,313      18,788,099
  Cost of shares reacquired.................................   (22,946,314)    (35,902,871)
------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......    (6,854,719)    (11,424,695)
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................    38,964,079     (56,609,782)
NET ASSETS:
  Beginning of year.........................................   250,910,221     307,520,003
------------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $289,874,300    $250,910,221
------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........      $151,483        $144,147
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 42

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)    FOR THE YEARS ENDED DECEMBER
                                                                             31,

                   HIGH YIELD BOND TRUST                          2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $  6,424,038    $  5,045,971
  Net realized gain (loss)..................................     4,327,306        (691,927)
  Increase (decrease) in net unrealized appreciation........     8,815,307      (1,958,851)
------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................    19,566,651       2,395,193
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................    (6,515,534)     (8,752,260)
------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................    (6,515,534)     (8,752,260)
------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares..........................    27,613,135      24,795,881
  Net asset value of shares issued for reinvestment of
     dividends..............................................     6,515,534       8,752,260
  Cost of shares reacquired.................................   (12,145,093)    (16,389,171)
------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......    21,983,576      17,158,970
------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS......................................    35,034,693      10,801,903
NET ASSETS:
  Beginning of year.........................................    60,817,637      50,015,734
------------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $ 95,852,330    $ 60,817,637
------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........       $53,663        $150,365
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)    FOR THE YEARS ENDED DECEMBER
                                                                             31,

                 CAPITAL APPRECIATION FUND                        2003                    2002
---------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $  1,291,989           $    2,873,120
  Net realized loss.........................................   (94,520,746)             (94,939,657)
  Increase (decrease) in net unrealized appreciation........   297,635,244             (223,318,883)
---------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........   204,406,487             (315,385,420)
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................      (389,109)             (16,146,199)
  Capital...................................................       (64,253)                (124,893)
---------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................      (453,362)             (16,271,092)
---------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares..........................    14,007,803               62,309,750
  Net asset value of shares issued for reinvestment of
     dividends..............................................       453,362               16,271,092
  Cost of shares reacquired.................................   (97,001,290)            (182,668,729)
---------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......   (82,540,125)            (104,087,887)
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................   121,413,000             (435,744,399)
NET ASSETS:
  Beginning of year.........................................   864,329,039            1,300,073,438
---------------------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $985,742,039           $  864,329,039
---------------------------------------------------------------------------------------------------
* Includes overdistributed net investment income of:........            --                    $(530)
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 44

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)    FOR THE YEARS ENDED DECEMBER
                                                                             31,

                   MONEY MARKET PORTFOLIO                         2003              2002
----------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $   3,029,174    $     5,440,330
  Net realized loss.........................................           (146)            (7,675)
----------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................      3,029,028          5,432,655
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................     (3,028,884)        (5,432,655)
----------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................     (3,028,884)        (5,432,655)
----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares..........................    265,892,702      1,270,701,166
  Net asset value of shares issued for reinvestment of
     dividends..............................................      3,072,564          5,477,804
  Cost of shares reacquired.................................   (316,384,220)    (1,236,204,304)
----------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................    (47,418,954)        39,974,666
----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................    (47,418,810)        39,974,666
NET ASSETS:
  Beginning of year.........................................    393,244,162        353,269,496
----------------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $ 345,825,352    $   393,244,162
----------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........         $7,965             $7,675
----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Managed Assets Trust ("MAT"), High Yield Bond Trust ("HYBT"), Capital Appreciation Fund ("CAF") and Money Market Portfolio ("MMP") (collectively, "Fund(s)") are each a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. Shares of the Funds are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various affiliated life insurance companies.

     The significant accounting policies consistently followed by the Funds are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price were reported and U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from unaffiliated reputable brokers or other recognized sources; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) securities, other than U.S. government agencies and obligations, that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian; (j) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2003, reclassifications were made to the capital accounts of MAT and HYBT to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by these changes; (k) the Funds intend to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     HYBT invests in high-yield instruments that are subject to certain credit and market risks. The yields of high yield debt obligations reflect, among other things, perceived credit risk. HYBT's investment in securities rated below investment-grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

     In addition, HYBT and CAF may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current forward rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled or offset by entering into another forward exchange contract.

     2.  DIVIDENDS

     MMP declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested on the payable date.

     In addition, MAT, HYBT and CAF distribute dividends and capital gains, if any, at least annually.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to MAT, HYBT, CAF and MMP. MAT, CAF and MMP pay TAMIC an investment advisory fee calculated at the annual rate of 0.50%, 0.75% and 0.3233%, respectively, of their average daily net assets. HYBT pays TAMIC an investment advisory fee calculated at an annual rate of 0.50% on the first $50 million, 0.40% on the next $100 million, 0.30% on the next $100 million and 0.25% on the amount over $250 million of the average daily net assets of HYBT. These fees are calculated daily and paid monthly.

     TAMIC has a sub-advisory agreement with The Travelers Investment Management Company ("TIMCO"), another indirect wholly-owned subsidiary of Citigroup. Pursuant to the sub-advisory agreement, TIMCO is responsible for the day-to-day portfolio operations and investment decisions for the equity portion of MAT. As a result, TAMIC pays TIMCO, as sub-adviser, 0.25% of the average daily net assets of MAT.

     TAMIC also has a sub-advisory agreement with Janus Capital Management LLC ("Janus"). Pursuant to the sub-advisory agreement, Janus is responsible for the day-to-day portfolio operations and investment decisions for CAF. As a result, TAMIC pays Janus an advisory fee calculated at an annual rate of 0.55% on the first $100 million, 0.50% on the next $400 million and 0.45% on the amount over $500 million of the average daily net assets of CAF.

     The Travelers Insurance Company ("TIC"), another indirect wholly-owned subsidiary of Citigroup, acts as administrator to the Funds. The Funds pay TIC an administration fee calculated at an annual rate of 0.06% of the average daily net assets of each respective Fund. This fee is calculated daily and paid monthly. TIC has entered into a sub-administrative services agreement with Smith Barney Fund Management LLC ("SBFM"), another indirect wholly-owned subsidiary of Citigroup. TIC pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.02% of the average daily net assets of each Fund, plus $30,000 per Fund, subject to a maximum of 0.06% of each Fund's average daily net assets.

     During the year ended December 31, 2003, MMP had a voluntary expense limitation in place of 0.40% of the average daily net assets of MMP, resulting in an expense reimbursement of $63,316. This expense limitation can be terminated at any time by TIC.

     Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Funds' transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. For the year ended December 31, 2003, each Fund paid transfer agent fees of $5,000 to CTB.

     For the year ended December 31, 2003, Citigroup Global Markets Inc. (formerly known as Salomon Smith Barney Inc.), another indirect wholly-owned subsidiary of Citigroup, and its affiliates did not receive any brokerage commissions from the Funds.

     One Trustee and all officers of the Funds are employees of Citigroup or its affiliates.

     4.  INVESTMENTS

     During the year ended December 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments and proceeds from paydowns) were as follows:

                                                                  MAT           HYBT           CAF
-------------------------------------------------------------------------------------------------------
Purchases...................................................  $218,524,277   $65,097,861   $471,390,239
-------------------------------------------------------------------------------------------------------
Sales.......................................................   223,914,499    54,651,021    464,115,384
-------------------------------------------------------------------------------------------------------

     At December 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

                                                                  MAT          HYBT           CAF
------------------------------------------------------------------------------------------------------
Gross unrealized appreciation...............................  $31,849,484   $ 7,837,750   $199,217,428
Gross unrealized depreciation...............................   (9,934,886)   (1,935,654)   (37,781,295)
------------------------------------------------------------------------------------------------------
Net unrealized appreciation.................................  $21,914,598   $ 5,902,096   $161,436,133
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     5.  REPURCHASE AGREEMENTS

     The Funds purchase (and the custodian takes possession of) U.S. government securities from securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Funds require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     At December 31, 2003, MMP did not have any repurchase agreements outstanding.

     6.  FUTURES CONTRACTS

     The Funds may from time to time enter into futures contracts. Securities or cash equal to the initial margin amount are either deposited with the broker or segregated by the custodian upon entering into the futures contract. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds' basis in the contract.

     The Funds enter into such contracts typically to hedge portions of their respective portfolios. The Funds bear the market risk that arises from changes in the value of the financial instruments and securities indices.

     At December 31, 2003, the Funds did not have any open futures contracts.

     7.  FORWARD FOREIGN CURRENCY CONTRACTS

     HYBT and CAF may enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Fund bears the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty be unable to meet the terms of such contracts.

     At December 31, 2003, HYBT and CAF did not have any open forward foreign currency contracts.

     8.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Funds may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA/FNMA transactions. Securities purchased on a TBA basis normally settle 15 to 45 days after the trade date. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At December 31, 2003, the Funds did not hold any TBA securities.

     9.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Fund were as follows:

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 2003   DECEMBER 31, 2002
---------------------------------------------------------------------------------------------------
MANAGED ASSETS TRUST
Shares sold.................................................         620,844              386,025
Shares issued on reinvestment...............................         437,644            1,397,610
Shares reacquired...........................................      (1,625,662)          (2,559,554)
---------------------------------------------------------------------------------------------------
Net Decrease................................................        (567,174)            (775,919)
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 2003   DECEMBER 31, 2002
---------------------------------------------------------------------------------------------------
HIGH YIELD BOND TRUST
Shares sold.................................................       2,977,348            2,743,180
Shares issued on reinvestment...............................         668,649            1,061,672
Shares reacquired...........................................      (1,324,438)          (1,842,703)
---------------------------------------------------------------------------------------------------
Net Increase................................................       2,321,559            1,962,149
---------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND
Shares sold.................................................         308,890            1,162,480
Shares issued on reinvestment...............................           8,160              351,774
Shares reacquired...........................................      (2,001,426)          (3,599,104)
---------------------------------------------------------------------------------------------------
Net Decrease................................................      (1,684,376)          (2,084,850)
---------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
Shares sold.................................................     265,892,702        1,270,701,166
Shares issued on reinvestment...............................       3,072,564            5,477,804
Shares reacquired...........................................    (316,384,220)      (1,236,204,304)
---------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................     (47,418,954)          39,974,666
---------------------------------------------------------------------------------------------------

     10.  CAPITAL LOSS CARRYFORWARD

     At December 31, 2003, MAT, CAF and MMP had, for Federal income tax purposes, approximately $6,609,000, $372,516,000 and $8,000, respectively, of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

     The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on December 31 of the year indicated:

                                                     2008           2009          2010           2011
---------------------------------------------------------------------------------------------------------
Managed Assets Trust...........................            --             --   $ 6,609,000             --
Capital Appreciation Fund......................   $41,615,000   $151,853,000    74,123,000   $104,925,000
Money Market Portfolio.........................            --             --         8,000             --
---------------------------------------------------------------------------------------------------------

     In addition, CAF had $7,675,176 of capital losses realized after October 31, 2003, which were deferred for tax purposes to the first day of the following fiscal year.

     11.  INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

     At December 31, 2003, the tax basis components of distributable earnings were:

                                                       MAT           HYBT            CAF           MMP
----------------------------------------------------------------------------------------------------------
Undistributed ordinary income....................  $    142,183   $    53,663              --   $   13,904
----------------------------------------------------------------------------------------------------------
Accumulated capital gains (losses)...............    (6,609,307)       65,843   $(372,516,339)      (7,821)
----------------------------------------------------------------------------------------------------------
Unrealized appreciation..........................    21,914,600     5,902,096     161,436,644           --
----------------------------------------------------------------------------------------------------------

     At December 31, 2003, the difference between book basis and tax basis unrealized appreciation and depreciation was attributable primarily to wash sale loss deferrals.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The tax character of distributions paid during the year ended December 31, 2003 was:

                                                       MAT           HYBT            CAF           MMP
----------------------------------------------------------------------------------------------------------
Ordinary income..................................  $  6,863,313   $ 6,515,534   $     389,109   $3,028,884
Capital..........................................            --            --          64,253           --
----------------------------------------------------------------------------------------------------------
Total............................................  $  6,863,313   $ 6,515,534   $     453,362   $3,028,884
----------------------------------------------------------------------------------------------------------

     At December 31, 2002, the tax basis components of distributable earnings were:

                                                       MAT           HYBT            CAF           MMP
----------------------------------------------------------------------------------------------------------
Undistributed ordinary income....................  $    123,509   $   150,365              --   $   13,614
----------------------------------------------------------------------------------------------------------
Accumulated capital losses.......................    (9,305,019)   (4,132,529)  $(267,591,724)      (7,675)
----------------------------------------------------------------------------------------------------------
Unrealized depreciation..........................   (20,792,163)   (3,047,351)   (137,842,146)          --
----------------------------------------------------------------------------------------------------------

     At December 31, 2002, the difference between book basis and tax basis of unrealized appreciation and depreciation was attributable primarily to wash sale and other loss deferrals.

     The tax character of distributions paid during the year ended December 31, 2002 was:

                                                       MAT           HYBT            CAF           MMP
----------------------------------------------------------------------------------------------------------
Ordinary income..................................  $ 17,095,483   $ 8,752,260   $  16,146,199   $5,432,655
Long-term capital gains..........................     1,692,616            --              --           --
Capital..........................................            --            --         124,893           --
----------------------------------------------------------------------------------------------------------
Total............................................  $ 18,788,099   $ 8,752,260   $  16,271,092   $5,432,655
----------------------------------------------------------------------------------------------------------

     12.  ADDITIONAL INFORMATION

     The Funds have received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Funds' Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

     The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

     CAM has begun to take corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

     CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

              MANAGED ASSETS TRUST                   2003       2002      2001()(1)    2000()(1)      1999
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............    $13.20     $15.55       $17.94       $21.12      $19.99
------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income..........................      0.39       0.45         0.49         0.48        0.39
  Net realized and unrealized gain (loss)........      2.51      (1.79)       (1.40)       (0.71)       2.30
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..............      2.90      (1.34)       (0.91)       (0.23)       2.69
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..........................     (0.38)     (0.92)       (0.46)       (0.41)      (0.39)
  Net realized gains(2)..........................        --      (0.09)       (1.02)       (2.54)      (1.17)
------------------------------------------------------------------------------------------------------------
Total Distributions..............................     (0.38)     (1.01)       (1.48)       (2.95)      (1.56)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.....................    $15.72     $13.20       $15.55       $17.94      $21.12
------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)..................................     21.98%     (8.60)%      (5.08)%      (1.62)%     14.22%
------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)...................  $289,874   $250,910     $307,520     $342,834    $339,438
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)....................................      0.59%      0.61%        0.59%        0.59%       0.60%
  Net investment income..........................      2.64       2.80         2.95         2.47        2.17
------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..........................        84%        39%          59%          56%         51%
------------------------------------------------------------------------------------------------------------

              HIGH YIELD BOND TRUST                2003()(1)    2002()(1)     2001()(1)    2000()(1)      1999
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............      $8.11        $9.04         $8.77        $9.47       $9.85
----------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income..........................       0.77         0.78          0.80         0.79        0.81
  Net realized and unrealized gain (loss)........       1.59        (0.40)         0.04        (0.70)      (0.38)
----------------------------------------------------------------------------------------------------------------
Total Income From Operations.....................       2.36         0.38          0.84         0.09        0.43
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..........................      (0.71)       (1.31)        (0.57)       (0.79)      (0.81)
----------------------------------------------------------------------------------------------------------------
Total Distributions..............................      (0.71)       (1.31)        (0.57)       (0.79)      (0.81)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.....................      $9.76        $8.11         $9.04        $8.77       $9.47
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)..................................      29.15%        4.57%         9.55%        0.97%       4.42%
----------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)...................    $95,852      $60,818       $50,016      $34,678     $30,317
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)....................................       0.65%        0.71%         0.73%        0.83%       0.81%
  Net investment income..........................       8.28         8.81          8.79         8.74        8.85
----------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..........................         80%         100%          110%          80%        112%
----------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Distributions from realized gains include both net realized short-term and long-term capital gains.

(3) Total returns do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

(4) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

           CAPITAL APPRECIATION FUND             2003(1)         2002(1)         2001(1)           2000            1999
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............    $44.38          $60.30          $82.01         $108.80         $ 72.74
-------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income........................      0.07            0.14            0.61            0.29            0.04
  Net realized and unrealized gain (loss)......     10.99          (15.24)         (22.01)         (23.29)          38.08
-------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations............     11.06          (15.10)         (21.40)         (23.00)          38.12
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income........................     (0.03)          (0.81)          (0.31)          (0.04)          (0.07)
  Net realized gains(2)........................        --              --              --           (3.75)          (1.99)
  Capital......................................     (0.00)*         (0.01)             --              --              --
-------------------------------------------------------------------------------------------------------------------------
Total Distributions............................     (0.03)          (0.82)          (0.31)          (3.79)          (2.06)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...................    $55.41          $44.38          $60.30         $ 82.01         $108.80
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)................................     24.91%         (25.09)%        (26.09)%        (21.88)%         53.52%
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS).............      $986            $864          $1,300          $1,797          $1,915
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)..................................      0.82%           0.84%           0.84%           0.83%           0.83%
  Net investment income........................      0.14            0.27            0.91            0.30            0.07
-------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE........................        59%             52%             47%             30%             37%
-------------------------------------------------------------------------------------------------------------------------
            MONEY MARKET PORTFOLIO                 2003            2002            2001            2000            1999
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............     $1.00           $1.00           $1.00           $1.00           $1.00
-------------------------------------------------------------------------------------------------------------------------
Net investment income(5).......................     0.008           0.014           0.036           0.060           0.049
Distributions from net investment income.......    (0.008)         (0.014)         (0.036)         (0.060)         (0.049)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...................     $1.00           $1.00           $1.00           $1.00           $1.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)(6).............................      0.78%           1.39%           3.71%           6.18%           4.96%
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S).................  $345,825        $393,244        $353,269        $147,117        $119,970
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(5)(7)...............................      0.40%           0.40%           0.40%           0.40%           0.37%
  Net investment income........................      0.78            1.38            3.46            6.04            4.96
-------------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Distributions from realized gains include both net realized short-term and long-term capital gains.

(3) Total returns do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

(4) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

(5) The Travelers Insurance Company has reimbursed Money Market Portfolio for $63,316, $71,805, $44,028, $47,023 and $85,612 in expenses for the years ended December 31, 2003, 2002, 2001, 2000 and 1999, respectively. If such expenses were not reimbursed, the per share decreases to net investment income and the actual expense ratios would have been:

                                                DECREASES TO                                EXPENSE RATIO
                                           NET INVESTMENT INCOME                          WITHOUT REIMBURSEMENTS
                           ------------------------------------------------------         -----------------
                            2003        2002        2001        2000        1999           2003       2002
                           ------      ------      ------      ------      ------         ------      -----
MMP                        $0.000**    $0.000**    $0.000**    $0.000**    $0.001          0.42%      0.42%

                              EXPENSE RATIO
                       WITHOUT REIMBURSEMENTS
                       ---------------------------
                       2001       2000       1999
                       -----      -----      -----
MMP                    0.42%      0.44%      0.50%

(6) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

(7) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.40%.

 * Amount represents less than $0.01 per share.

** Amount represents less than $0.001 per share.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CAPITAL APPRECIATION FUND AND MONEY MARKET PORTFOLIO:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio ("Funds") as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and broker. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Funds as of December 31, 2003, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                              [KPMG LLP SIGNATURE]

New York, New York
February 13, 2004

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

For Federal tax purposes, the Funds hereby designate for the fiscal year ended December 31, 2003:

     - For corporate shareholders, the percentages of ordinary dividends that qualify for the dividends received deduction are:

        Managed Assets Trust........................................   40.99%
        Capital Appreciation Fund...................................  100.00%

The following percentages of ordinary dividends paid from net investment income are derived from Federal obligations and may be exempt from taxation at the state level:

    Managed Assets Trust........................................  14.91%
    Capital Appreciation Fund...................................   0.53
    Money Market Portfolio......................................   2.84

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

U.S. GOVERNMENT SECURITIES PORTFOLIO

PERFORMANCE UPDATE

During its fiscal year ended December 31, 2003, the fund returned 2.75%. In comparison, the fund outperformed its unmanaged benchmark, the Merrill Lynch U.S. Treasury/Agency Master Index,(i) which returned 2.36% for the same period. The fund also outperformed its Lipper general U.S. Government variable funds average, which was 2.33% for the same period.(1)

MARKET OVERVIEW

When the period began, concerns about a faltering economy and stock market volatility, coupled with expectations that interest rates would drop, triggered investor demand for higher-rated fixed-income securities. Because bond prices typically move opposite to interest rate movements, many longer-term fixed-income securities appreciated over the first five months of the period.

The Fed proceeded to reduce its interest rate targets in June to their lowest levels since the Eisenhower Administration. Shortly after the Fed's rate reduction, signs suggesting that gross domestic product ("GDP")(ii) growth was stronger than expected generated concerns that inflation could pick up. This led investors to question whether the Fed's rate-cutting cycle had run its course, which contributed to a decline in prices of bonds. The decline was exacerbated due to selling from investors holding mortgage-backed securities ("MBS") in their portfolios. Many institutional investors who had previously bought U.S. Treasuries when long-term yields were dropping to help hedge their portfolios' exposure to MBS sold Treasuries as long-term rates rose to help lower their portfolios' duration, a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates, to better preserve their value against a further rise in long-term rates.

Prices of Treasuries bounced back to an extent in September. Rate concerns resurfaced after the Commerce Department released preliminary third-quarter data stating that the economy grew at its fastest pace in almost 20 years. According to estimates that were revised higher later in the quarter, real GDP increased 8.2% over the quarter.(iii) However, selling in the Treasury markets was more contained than it was in July as some of this growth was attributable to one-time factors, such as the tax cuts and end of major combat in Iraq, and many analysts and investors felt that the Fed appeared to be in a holding pattern from adjusting its rate targets.

In this environment we reduced the fund's duration by trading in its longer-term U.S. Treasury and Collateralized Mortgage Obligations for those with shorter maturities. This allowed us to benefit from the decline in fixed income volatility and the reduction of short-term interest rates.

Thank you for your investment in the U.S. Government Securities Portfolio. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

/s/ Gene Collins

Gene Collins
Travelers Asset Management International Company LLC

January 26, 2004
The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. The opinions expressed are current only through the end of the period of this report as stated on the cover and are subject to change at any time based on market or other conditions. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change. Please refer to pages 63 through 64 for a list and percentage breakdown of the fund's holdings.

Fund performance reflects fund expenses, but does not reflect any charges or expenses imposed by your variable contract. Index performance does not reflect any deduction for fees or expenses. An investor may not invest directly in an index.

(1) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2003, calculated among the 51 funds in the Lipper general U.S. Government variable funds category including the reinvestment of dividends and capital gains, if any.

(i) The Merrill Lynch U.S. Treasury/Agency Master Index is an index comprised of U.S. Treasury and Agency securities.

(ii) Gross domestic product is a market value of goods and services produced by labor and property in a given country.

(iii) Source: Bureau of Economic Analysis

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- U.S. GOVERNMENT SECURITIES PORTFOLIO AS OF 12/31/03 (UNAUDITED)


           AVERAGE ANNUAL TOTAL RETURNS
           ----------------------------
    Twelve Months Ended
      12/31/03                       2.75%
    Five Years Ended 12/31/03        6.27
    Ten Years Ended 12/31/03         7.20



             CUMULATIVE TOTAL RETURN
             -----------------------
    12/31/93 through 12/31/03      100.33%

This chart assumes an initial investment of $10,000 made on December 31, 1993, assuming reinvestment of dividends, through December 31, 2003. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The Merrill Lynch U.S. Treasury/Agency Master Index (also known as the U.S. Government Index) tracks the performance of the combined U.S. Treasury and U.S. Agency markets. The Merrill Lynch U.S. Treasuries 15+ Years Index tracks the performance of the direct Sovereign debt of the U.S. Government. It includes all U.S. dollar-denominated U.S. Treasury Notes and Bonds having at least 15 years remaining term to maturity and a minimum amount outstanding of $1 billion. The Merrill Lynch Mortgage Master Index (also called the Mortgage Backed Securities Index) tracks the performance of the U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year (defined as the aggregation of all mortgage pools having a common issuer, type, coupon and production year.)

(LINE GRAPH)

                                                                                                              50% MERRILL LYNCH
                                                                                                             U.S. TREASURIES 15+
                                                                                       MERRILL LYNCH U.S.    YEARS INDEX AND 50%
                                          U.S. GOVERNMENT                               TREASURY/AGENCY        MORTGAGE MASTER
                                        SECURITIES PORTFOLIO   CONSUMER PRICE INDEX       MASTER INDEX              INDEX
                                        --------------------   --------------------    ------------------    -------------------
12/93                                         10000.00               10000.00               10000.00               10000.00
12/94                                          9436.00               10268.00                9677.00                8815.00
12/95                                         11740.00               10529.00               11449.00               10950.00
12/96                                         11911.00               10878.00               11765.00               11181.00
12/97                                         13414.00               11062.00               12895.00               12562.00
12/98                                         14783.00               11240.00               14164.00               13879.00
12/99                                         14157.00               11575.00               13866.00               13349.00
12/00                                         16215.00               11968.00               15683.00               15504.00
12/01                                         17159.00               12433.00               16809.00               16426.00
12/02                                         19497.00               12729.00               18703.00               18605.00
12/03                                         20033.00               12968.00               19145.00               19118.00

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The total returns and graph presented above do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

SOCIAL AWARENESS STOCK PORTFOLIO

PERFORMANCE UPDATE

During its fiscal year ended December 31, 2003, the fund returned 28.85%. In comparison, the fund outperformed its benchmark, the unmanaged S&P 500 Index,(i) which returned 28.67% for the same period. The fund underperformed its Lipper specialty/miscellaneous variable funds average, which was 40.40% for the same period.(1)

MARKET OVERVIEW

This year has been one where lower quality, low-priced, high volatility stocks outperformed companies with good balance sheets, sound business plans and favorable long-term outlooks.

Early this year, the economy did not show any clear signs of improvement and the stock market tested multi-year lows. Aggressive monetary and fiscal policies finally manifested themselves in the third quarter with the best domestic economic growth the U.S. had seen in almost two decades. Corporate expenses were cautiously controlled during the economic downturn, which allowed for dramatic operating leverage as modest revenue increases started to translate into positive earnings surprises in the second and third quarters. This was the backdrop for the dramatic bounce in the equity markets since the end of the first quarter. Many of the biggest gainers were single-digit stocks that had been oversold and were the worst performers over the previous three years.

FUND PERFORMANCE

Not surprisingly, the largest contributors to the fund's performance came from the technology sector. The biggest contributor to performance for the period was the fund's position in Intel Corporation. Intel is the largest semiconductor manufacturer in the world and was a big beneficiary in the recovery in demand for semiconductors used in personal computers, laptops and corporate network servers. The company has been reaping the benefit of significant investments made in research and development and manufacturing over the last several years.

The other two top contributors were EMC Corporation and Cisco Systems, Inc. Cisco manufactures and sells networking and communications products worldwide. Cisco benefited from market share gains in the network router and switch segments, growth of emerging technologies such as VOIP (Voice Over Internet Protocol) telephony and a general improvement in the business environment. EMC manufactures and sells a wide range of network storage platforms, software and services. During 2003, they benefited from market share gains in the high-end storage market, resurgence in mid-range storage devices driven by EMC's relationship with Dell and a general pickup in business spending as well.

On the negative side, the largest single detractor from fund performance during the period was Kraft Foods Inc in the consumer staples sector. The company's stock suffered during the period in part because of investor concerns over ties to its parent company, Altria Group, Inc. (formerly Phillip Morris), and its exposure to ongoing tobacco litigation issues and a decline in the company's long-term growth expectations. The fund no longer holds Kraft.

HCA Inc. in the Health Care sector was the second largest detractor from fund performance during the period. HCA suffered a considerable drop in share price, falling from a five-year high of $52.05 per share in June of 2002 (before the start of the period) to a low of $27.30 per share on April 16, 2003. The company has been the focus of a number of government investigations as well as civil and criminal suits brought against it, alleging fraud and accounting irregularities. The third biggest detractor from fund performance in 2003 was Hartford Financial Services Group, Inc. ("HIG") in the financial services sector. HIG provides multiple lines of insurance coverage and financial services. The insurance industry was hit hard by losses related to terrorism in 2001 and by the stock market's difficulties in much of 2002. The fund no longer holds HIG.

(1) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2003, calculated among the 130 funds in the Lipper specialty/miscellaneous variable funds category including the reinvestment of dividends and capital gains, if any.

In summary, our core philosophy continues to be based on investing in leading companies across a broad cross-section of sectors and industries. Our selection process focuses on companies that we perceive to have significant advantages and excellent competitive market positions. With interest rates at relatively low historical levels, we believe that well-positioned and conservatively-financed companies could once again sell at a premium to the overall market, offering a relatively compelling investment opportunity as part of a diversified portfolio.

Thank you for your investment in the Social Awareness Stock Portfolio. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

/s/ Bill Theriault

Bill Theriault, CFA
Portfolio Manager

January 21, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. The opinions expressed are current only through the end of the period of this report as stated on the cover and are subject to change at any time based on market or other conditions. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings as of this date were: Intel Corp. (3.07%), Microsoft Corp. (3.07%), Pfizer, Inc. (2.88%), American International Group, Inc. (2.48%), Viacom, Inc. (2.14%), Cisco Systems, Inc. (2.06%), American Express Co. (1.99%), Ambac Financial Group, Inc. (1.92%), Alcoa, Inc. (1.91%), Bank of New York, Inc. (1.87%). Please refer to pages 65 through 69 for a list and percentage breakdown of the fund's holdings.

Fund performance reflects fund expenses, but does not reflect any charges or expenses imposed by your variable contract. Index performance does not reflect any deduction for fees or expenses. An investor may not invest directly in an index.

RISK: The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

(i) The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.
 58

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- SOCIAL AWARENESS STOCK PORTFOLIO AS OF 12/31/03 (UNAUDITED)


           AVERAGE ANNUAL TOTAL RETURNS
           ----------------------------
    Twelve Months Ended
      12/31/03                              28.85%
    Five Years Ended 12/31/03               (1.20)
    Ten Years Ended 12/31/03                 9.45



             CUMULATIVE TOTAL RETURN
             ------------------------
    12/31/93 through 12/31/03              146.79%




This chart assumes an initial investment of $10,000 made on December 31, 1993, assuming reinvestment of dividends, through December 31, 2003. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

[LINE GRAPH]

                                                 SOCIAL AWARENESS STOCK
                                                        PORTFOLIO                 S&P 500 INDEX           CONSUMER PRICE INDEX
                                                 ----------------------           -------------           --------------------
12/93                                                     10000                       10000                       10000
12/94                                                      9731                       10132                       10268
12/95                                                     12979                       12353                       10529
12/96                                                     15572                       15188                       10878
12/97                                                     19821                       20254                       11062
12/98                                                     26217                       26075                       11240
12/99                                                     30368                       31559                       11575
12/00                                                     30220                       28687                       11968
12/01                                                     25474                       23588                       12433
12/02                                                     19153                       18376                       12729
12/03                                                     24679                       23644                       12968

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The total returns and graph presented above do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

PIONEER FUND PORTFOLIO

SPECIAL SHAREHOLDER NOTICE

Please note that the Utilities Portfolio has changed its name to Pioneer Fund Portfolio and modified its investment objective and strategy. Now advised by Travelers Asset Management International Company LLC and sub-advised by Pioneer Investment Management, Inc., the fund's revised investment objective is to seek reasonable income and capital growth and it invests substantially in equity securities, primarily those of U.S. issuers. Pioneer has been the fund's sub-adviser since May 1, 2003.

PERFORMANCE REVIEW

During its fiscal year ended December 31, 2003, the fund returned 23.78%. In comparison, the fund underperformed its unmanaged benchmark, the S&P 500 Index,(i) which returned 28.67% for the same period. The fund also underperformed its Lipper multi-cap core variable funds category average, which was 31.84% over the same time frame.(1)

MARKET OVERVIEW

Strong corporate-earnings comparisons led investors to push share prices higher during 2003. Confidence in the economic recovery built gradually during the year, as the positive effects of historically low interest rates, Federal income-tax cuts, and the weak U.S. dollar converged to revive corporate profits. Growth in capital spending, especially in information technology, accompanied continued strong consumer activity to support big gains in the gross domestic product numbers in the second half of the year. While some of the worries that investors have had over the past couple of years -- namely, corporate scandals, the terrorist threat, and government budget deficits -- threatened to bubble over from time to time, they evidently did not seem to discourage too many people from buying shares once again. So, after approximately three years of "bearish" market conditions, the U.S. stock market generated large gains in 2003.

PORTFOLIO PERFORMANCE

For the period managed, the fund's strongest performance contribution came from its investment exposure to materials, particularly metals and mining. Phelps Dodge Corporation (copper), Alcoa, Inc. (aluminum), and Rio Tinto, PLC. (diversified mining) all did extremely well for the portfolio. The fund also realized a large percentage gain on its position in Newmont Mining (gold) when we sold it in the fourth quarter. In industrials, an above-average performing sector where the fund was overweight, the fund had exceptional performance from General Dynamics Corp. in the aerospace & defense sector and from agricultural machinery maker, Deere & Co. The fund's underweight position in General Electric also contributed significantly to relative performance.

With respect to sector investments that detracted from relative performance, utilities were the major culprit, followed by consumer staples, consumer discretionary, and information technology. The fund was overweight utilities as a result of the transition from the prior utilities-concentrated manager, and the sector underperformed during the period, detracting from the fund's relative performance. Both of the consumer sectors saw the biggest returns from turnaround stories; we favored, as we usually do, the stronger and steadier consumer businesses. For instance, retailers that had struggled during the recession came back to life and excited investors as the economy recovered. The fund had positions in companies that had held up relatively well in the recession and then did not show such dramatic improvement.

Technology was a profitable area for the portfolio in the period. The fund was approximately equal-weighted with the S&P 500 Index, and the fund's investments in technology rose similarly in value. Although the fund owned many of the top-performing technology companies, its smaller positions relative to their market weights in two of the very biggest large-cap winners, Cisco Systems, Inc. and Intel Corp., impaired relative returns. The fund was underweight healthcare, a sector that generally underperformed during the period.

We added four stocks to the portfolio in the second half, and we deleted six. Biomet, Inc. is a leading manufacturer of orthopedic implants, principally artificial knees and hips, and impresses us with its outstanding management and strong future earnings potential. Charter One Financial, Inc., an Ohio-based bank, has a conservative lending record, tight cost controls,

(1) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2003, calculated among the 121 funds in the Lipper multi-cap core variable funds category including the reinvestment of dividends and capital gains, if any.
 60
attractive returns, and dividend yield above 3%. Philadelphia Suburban Corp. is one of the most important remaining publicly traded water utilities in the U.S., with an unbroken record of annual dividend payments going back to 1939. Shareowners will also note a small holding in Medco Health Solutions, Inc., a pharmacy benefit manager "spun out" to us by its former parent, Merck.

In conclusion, Pioneer Investments appreciates your continued confidence.

Respectfully Submitted,

/s/ John Carey

John Carey
Pioneer Investment Management, Inc.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. The opinions expressed are current only through the end of the period of this report as stated on the cover and are subject to change at any time based on market or other conditions. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings as of this date were: Chevron Texaco, Corp. (3.07%), International Business Machines (2.35%), Exxon Mobil Corp. (1.92%), SBC Communications, Inc. (1.84%), McGraw Hill Companies, Inc. (1.76%), Rio Tinto PLC (1.73%), Target Corp. (1.65%), Intel Corp. (1.63%),
Walgreen Co. (1.62%), Reed Elsevier N.V. (1.57%). Please refer to pages 70 through 74 for a list and percentage breakdown of the fund's holdings.

Fund performance reflects fund expenses, but does not reflect any charges or expenses imposed by your variable contract. Index performance does not reflect any deduction for fees or expenses. An investor may not invest directly in an index.

RISK: The fund invests in REITS, which are significantly affected by the market for real estate and the fund indirectly bears its proportionate share of any management and other expenses paid by the REITS in which it invests. Additionally, the fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

(i) The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- PIONEER FUND PORTFOLIO AS OF 12/31/03 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Twelve Months Ended 12/31/03          23.78%
    Five Years Ended 12/31/03            (3.75)
    2/4/94* through 12/31/03              6.06



               CUMULATIVE TOTAL RETURN
               -----------------------
    2/4/94* through 12/31/03              79.05%



    * Commencement of operations.

This chart assumes an initial investment of $10,000 made on February 4, 1994, assuming reinvestment of dividends, through December 31, 2003. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The S&P Utility Index is an unmanaged market cap-weighted index of natural gas and electric companies. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

[LINE GRAPH]

                                      PIONEER FUND PORTFOLIO      S&P 500 INDEX+       S&P UTILITY INDEX+    CONSUMER PRICE INDEX
                                      ----------------------      --------------       ------------------    --------------------
2/4/94                                         10000                  10000                  10000                  10000
12/94                                          10170                  10072                   9500                  10205
12/95                                          13149                  13852                  12611                  10464
12/96                                          14638                  17031                  13328                  10811
12/97                                          18340                  22712                  16613                  10995
12/98                                          21680                  29240                  19078                  11171
12/99                                          21662                  35390                  17327                  11504
12/00                                          26917                  32168                  27236                  11895
12/01                                          20728                  26450                  18945                  12357
12/02                                          14465                  20606                  13263                  12651
12/31/03                                       17905                  26514                  16746                  12889

+ Due to the change in the Fund's adviser, sub-adviser, investment objective and strategy, it is the opinion of management that the S&P 500 Index more accurately reflects the current composition of the Pioneer Fund Portfolio than the S&P Utility Index. In future reporting, the S&P 500 Index will be used as the sole basis of comparison of total return performance and the S&P Utility Index will no longer be shown.

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The total returns and graph presented above do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 2003
                      U.S. GOVERNMENT SECURITIES PORTFOLIO

   FACE
  AMOUNT                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 20.6%
              U.S. Treasury Notes:
$ 1,500,000     2.625% due 5/15/08........................................  $  1,477,911
  4,000,000     5.000% due 8/15/11........................................     4,281,876
  1,000,000     4.250% due 8/15/13........................................     1,001,563
              U.S. Treasury Bonds:
  4,000,000     8.875% due 8/15/17........................................     5,666,252
 10,000,000     6.000% due 2/15/26........................................    11,092,580
  4,000,000     6.375% due 8/15/27........................................     4,646,876
 15,000,000     5.500% due 8/15/28 (a)....................................    15,628,725
----------------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost -- $43,974,189).....    43,795,783
----------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 64.5%
----------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGHS -- 33.1%
              Federal Home Loan Mortgage Corp. (FHLMC):
  3,595,553     4.000% due 4/1/10.........................................     3,618,125
  7,859,270     4.000% due 1/15/19 (b)(c).................................     7,677,524
    786,823     7.000% due 7/1/29.........................................       822,722
     99,106     8.000% due 9/1/30.........................................       106,927
  1,710,614     6.500% due 6/1/31.........................................     1,792,292
    971,911     7.500% due 5/1/32.........................................     1,044,011
  9,801,038     4.500% due 4/1/33.........................................     9,391,520
              Federal National Mortgage Association (FNMA):
  2,946,453     5.500% due 6/1/16 (d).....................................     3,060,335
  3,029,155     5.000% due 1/1/17 (d).....................................     3,094,389
  1,701,153     6.000% due 5/1/17.........................................     1,786,953
  4,962,353     4.500% due 10/1/23........................................     4,856,414
  1,573,194     6.500% due 5/1/32 (d).....................................     1,652,410
  3,925,320     7.500% due 7/1/32 (d).....................................     4,075,716
 27,522,272     4.000% due 5/1/33 (d).....................................    26,918,289
              Government National Mortgage Association (GNMA):
    448,431     9.000% due 9/15/09 (d)....................................       491,670
    136,143     8.500% due 5/15/18 (d)....................................       150,770
----------------------------------------------------------------------------------------
                                                                              70,540,067
----------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY NOTES AND BONDS -- 31.4%
  1,000,000   Federal Farm Credit Bank, 6.800% due 10/12/07...............     1,132,368
              Federal Home Loan Bank (FHLB):
  5,000,000     4.500% due 8/14/09........................................     5,176,965
  3,000,000     5.875% due 2/15/11........................................     3,276,819
  8,000,000     5.750% due 5/15/12........................................     8,727,832
              Federal Home Loan Mortgage Corp. (FHLMC):
  1,500,000     4.875% due 11/15/13.......................................     1,519,169
  4,330,000     6.000% due 6/27/17........................................     4,573,069
              Federal National Mortgage Association (FNMA):
  5,000,000     5.500% due 7/18/12........................................     5,123,015
  3,000,000     6.250% due 5/15/29........................................     3,260,544
 13,949,000   Financing Corp. (FICO) Strips, Series 13, due 6/27/11.......    10,025,913
  5,820,515   National Archives Facility Trust, COP, 8.500% due 9/1/19....     7,203,079

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                      U.S. GOVERNMENT SECURITIES PORTFOLIO

   FACE
  AMOUNT                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY NOTES AND BONDS -- 31.4% (CONTINUED)
$10,000,000   Resolution Funding Corp. Strips, due 1/15/21................  $  3,866,970
  4,680,000   Student Loan Marketing Association (SLMA), zero coupon due
                5/15/14...................................................     2,153,142
  9,000,000   Tennessee Valley Authority Certificates, 7.125% due
                5/1/30....................................................    10,831,734
----------------------------------------------------------------------------------------
                                                                              66,870,619
----------------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
              (Cost -- $134,685,189)......................................   137,410,686
----------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 11.6%
              Federal Home Loan Mortgage Corp. (FHLMC):
    687,830     Series 1103, Class J, 8.500% due 6/15/21..................       691,294
  3,000,000     Series 2422, Class CH, 6.500% due 2/15/32.................     3,131,817
  5,000,000     Series 2451, Class QB, 6.500% due 3/15/30.................     5,243,927
              Federal National Mortgage Association (FNMA):
  5,593,000     Series 2002-52, Class PC, 6.000% due 9/25/32..............     5,871,657
  5,000,000     Series 2003-63, Class GU, 4.000% due 7/25/33..............     5,100,737
  4,000,000   GNMA, Series 2001-21, Class PE, 6.500% due 5/16/31..........     4,250,368
    500,000   LB-UBS Commercial Mortgage Trust, Series 2003-C8,
                Class A4, 5.124% due 11/15/32 (e).........................       509,675
----------------------------------------------------------------------------------------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
              (Cost -- $24,595,084).......................................    24,799,475
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.3%
  6,994,000   State Street Bank and Trust Co., 0.800% due 1/2/04; Proceeds
                at maturity -- $6,994,311; (Fully collateralized by U.S.
                Treasury Bonds, 6.125% due 11/15/27; Market value --
                $7,135,747) (Cost -- $6,994,000)..........................     6,994,000
----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100.0% (Cost -- $210,248,462*).........  $212,999,944
----------------------------------------------------------------------------------------

(a) All or a portion of this security is segregated for "to be announced" securities.
(b) Security acquired under mortgage dollar roll agreement (See Note 5).
(c) Security is traded on a "to be announced" basis (See Note 6).
(d) Date shown represents the last in range of maturity dates.
(e) Variable rate security.
 *  Aggregate cost for Federal income tax purposes is $210,312,474.

    Abbreviation used in this schedule:

    COP -- Certificate of Participation

                       SEE NOTES TO FINANCIAL STATEMENTS.
 64

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
COMMON STOCK -- 96.7%
--------------------------------------------------------------------------------------
AIR FREIGHT AND COURIERS -- 1.3%
    13,600   United Parcel Service, Inc., Class B Shares.................  $ 1,013,880
--------------------------------------------------------------------------------------
AIRLINES -- 0.5%
    25,230   Southwest Airlines Co. .....................................      407,212
--------------------------------------------------------------------------------------
BANKS -- 6.5%
    45,000   The Bank of New York Co., Inc. .............................    1,490,400
    31,500   Bank One Corp. .............................................    1,436,085
     7,200   Comerica Inc. ..............................................      403,632
     6,500   Fifth Third Bancorp.........................................      384,150
    25,000   Wells Fargo & Co. ..........................................    1,472,250
--------------------------------------------------------------------------------------
                                                                             5,186,517
--------------------------------------------------------------------------------------
BEVERAGES -- 2.4%
    22,400   The Coca-Cola Co. ..........................................    1,136,800
    17,500   PepsiCo, Inc. ..............................................      815,850
--------------------------------------------------------------------------------------
                                                                             1,952,650
--------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 2.0%
    19,500   Amgen, Inc.+................................................    1,205,100
    15,600   MedImmune, Inc.+............................................      396,240
--------------------------------------------------------------------------------------
                                                                             1,601,340
--------------------------------------------------------------------------------------
CHEMICALS -- 3.9%
    22,400   Air Products & Chemicals, Inc. .............................    1,183,392
    25,000   E.I. du Pont de Nemours & Co. ..............................    1,147,250
    20,000   Praxair, Inc. ..............................................      764,000
--------------------------------------------------------------------------------------
                                                                             3,094,642
--------------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 2.6%
    18,100   Automatic Data Processing Inc. .............................      716,941
    10,200   First Data Corp. ...........................................      419,118
    24,500   Paychex, Inc. ..............................................      911,400
--------------------------------------------------------------------------------------
                                                                             2,047,459
--------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 4.1%
    67,600   Cisco Systems, Inc.+........................................    1,642,004
    44,300   Motorola, Inc. .............................................      623,301
    60,400   Nokia Oyj, Sponsored ADR....................................    1,026,800
--------------------------------------------------------------------------------------
                                                                             3,292,105
--------------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 3.8%
    35,300   Dell Inc.+..................................................    1,198,788
    85,800   EMC Corp.+..................................................    1,108,536
    32,200   Hewlett-Packard Co. ........................................      739,634
--------------------------------------------------------------------------------------
                                                                             3,046,958
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 9.3%
     6,200   Alliance Capital Management Holding LP......................  $   209,250
    32,900   American Express Co. .......................................    1,586,767
     8,000   Capital One Financial Corp. ................................      490,320
    16,200   The Charles Schwab Corp. ...................................      191,808
    20,000   J.P. Morgan Chase & Co. ....................................      734,600
    29,750   MBNA Corp. .................................................      739,288
    10,000   Merrill Lynch & Co., Inc. ..................................      586,500
    24,000   Morgan Stanley..............................................    1,388,880
     9,900   SLM Corp. ..................................................      373,032
    17,500   State Street Corp. .........................................      911,400
     4,500   T. Rowe Price Group Inc. ...................................      213,345
--------------------------------------------------------------------------------------
                                                                             7,425,190
--------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.0%
    22,800   Verizon Communications Inc. ................................      799,824
--------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.9%
    10,000   Consolidated Edison, Inc. ..................................      430,100
    10,000   The Southern Co. ...........................................      302,500
--------------------------------------------------------------------------------------
                                                                               732,600
--------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 1.9%
    14,100   Jabil Circuit, Inc.+........................................      399,030
    50,000   Vishay Intertechnology, Inc.+...............................    1,145,000
--------------------------------------------------------------------------------------
                                                                             1,544,030
--------------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 0.8%
    17,300   GlobalSantaFe Corp. ........................................      429,559
     5,000   Noble Corp.+................................................      178,900
--------------------------------------------------------------------------------------
                                                                               608,459
--------------------------------------------------------------------------------------
FOOD AND DRUG RETAILING -- 0.9%
    19,000   SYSCO Corp. ................................................      707,370
--------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT AND SUPPLIES -- 1.6%
    27,000   Medtronic, Inc. ............................................    1,312,470
--------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS AND SERVICES -- 1.7%
     6,000   Aetna Inc. .................................................      405,480
     5,000   HCA Inc. ...................................................      214,800
     3,700   Oxford Health Plans, Inc. ..................................      160,950
     2,800   PacifiCare Health Systems, Inc.+............................      189,280
     7,200   Sierra Health Services, Inc.+...............................      197,640
     4,600   WellChoice Inc.+............................................      158,700
--------------------------------------------------------------------------------------
                                                                             1,326,850
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 66

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 1.6%
    13,900   The Black & Decker Corp. ...................................  $   685,548
       150   Cavco Industries, Inc.+.....................................        3,600
     3,000   Centex Corp. ...............................................      322,950
     3,717   KB HOME.....................................................      269,557
--------------------------------------------------------------------------------------
                                                                             1,281,655
--------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.2%
    18,800   Colgate-Palmolive Co. ......................................      940,940
--------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 2.3%
    12,800   Honeywell International Inc. ...............................      427,904
    52,700   Tyco International Ltd. ....................................    1,396,550
--------------------------------------------------------------------------------------
                                                                             1,824,454
--------------------------------------------------------------------------------------
INSURANCE -- 5.6%
    22,000   Ambac Financial Group, Inc. ................................    1,526,580
    29,860   American International Group, Inc. .........................    1,979,121
    16,962   Marsh & McLennan Cos., Inc. ................................      812,310
     5,100   Prudential Financial, Inc. .................................      213,027
--------------------------------------------------------------------------------------
                                                                             4,531,038
--------------------------------------------------------------------------------------
INTERNET AND CATALOG RETAIL -- 1.8%
    42,600   InterActiveCorp+............................................    1,445,418
--------------------------------------------------------------------------------------
MACHINERY -- 2.7%
    12,800   Illinois Tool Works Inc. ...................................    1,074,048
    23,200   Navistar International Corp.+...............................    1,111,048
--------------------------------------------------------------------------------------
                                                                             2,185,096
--------------------------------------------------------------------------------------
MEDIA -- 7.7%
    40,000   Cablevision Systems -- NY Group, Class A Shares+............      935,600
    18,600   Comcast Corp., Special Class A Shares+......................      581,808
    10,000   Omnicom Group, Inc..........................................      873,300
    73,300   Time Warner Inc.+...........................................    1,318,667
     9,000   Univision Communications Inc., Class A Shares+..............      357,210
    38,450   Viacom Inc., Class B Shares.................................    1,706,411
    12,100   Westwood One, Inc.+.........................................      413,941
--------------------------------------------------------------------------------------
                                                                             6,186,937
--------------------------------------------------------------------------------------
METALS AND MINING -- 1.9%
    40,000   Alcoa Inc. .................................................    1,520,000
--------------------------------------------------------------------------------------
MULTILINE RETAIL -- 1.9%
    10,000   Target Corp. ...............................................      384,000
    20,900   Wal-Mart Stores Inc. .......................................    1,108,745
--------------------------------------------------------------------------------------
                                                                             1,492,745
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
OIL AND GAS -- 3.7%
     6,300   Apache Corp. ...............................................  $   510,930
    24,026   BP PLC, Sponsored ADR.......................................    1,185,683
    24,800   Royal Dutch Petroleum Co., NY Shares........................    1,299,272
--------------------------------------------------------------------------------------
                                                                             2,995,885
--------------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.9%
    10,000   International Paper Co. ....................................      431,100
     5,000   Weyerhaeuser Co. ...........................................      320,000
--------------------------------------------------------------------------------------
                                                                               751,100
--------------------------------------------------------------------------------------
PERSONAL PRODUCTS -- 0.7%
    15,000   The Gillette Co. ...........................................      550,950
--------------------------------------------------------------------------------------
PHARMACEUTICALS -- 6.2%
     8,000   Eli Lilly & Co. ............................................      562,640
    14,000   Johnson & Johnson...........................................      723,240
    65,000   Pfizer Inc. ................................................    2,296,450
    11,600   Teva Pharmaceutical Industries Ltd., Sponsored ADR..........      657,836
    17,800   Wyeth.......................................................      755,610
--------------------------------------------------------------------------------------
                                                                             4,995,776
--------------------------------------------------------------------------------------
ROAD AND RAIL -- 1.4%
    11,300   CSX Corp. ..................................................      406,122
    30,100   Norfolk Southern Corp. .....................................      711,865
--------------------------------------------------------------------------------------
                                                                             1,117,987
--------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 4.1%
    17,700   Applied Materials, Inc.+....................................      397,365
    76,000   Intel Corp. ................................................    2,447,200
    10,000   Linear Technology Corp. ....................................      420,700
--------------------------------------------------------------------------------------
                                                                             3,265,265
--------------------------------------------------------------------------------------
SOFTWARE -- 5.4%
    25,000   Amdocs Ltd.+................................................      562,000
    23,200   BMC Software, Inc.+.........................................      432,680
    88,800   Microsoft Corp. ............................................    2,445,552
    64,900   Oracle Corp.+...............................................      856,680
--------------------------------------------------------------------------------------
                                                                             4,296,912
--------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 1.9%
    28,000   The Home Depot, Inc. .......................................      993,720
    10,000   Lowe's Cos., Inc. ..........................................      553,900
--------------------------------------------------------------------------------------
                                                                             1,547,620
--------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.5%
    52,900   AT&T Wireless Services Inc.+................................      422,671
--------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $64,035,730)....................   77,452,005
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 68

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                        SOCIAL AWARENESS STOCK PORTFOLIO

   FACE
  AMOUNT                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.3%
$2,624,000   Merrill Lynch & Co., Inc., 0.820% due 1/2/04; Proceeds at
               maturity -- $2,624,120;
               (Fully collateralized by U.S. Treasury Bonds and Notes,
               6.125% to 8.125% due 8/15/07 to 2/15/23; Market
               value -- $2,676,487) (Cost -- $2,624,000).................  $ 2,624,000
--------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100.0% (Cost -- $66,659,730*)..........  $80,076,005
--------------------------------------------------------------------------------------

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is $66,661,939.

 Abbreviation used in this schedule:

 ADR -- American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                             PIONEER FUND PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
COMMON STOCK -- 98.9%
--------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 3.6%
     2,576   The Boeing Co. .............................................  $   108,553
     4,305   General Dynamics Corp. .....................................      389,129
     3,434   Lockheed Martin Corp. ......................................      176,508
     3,212   United Technologies Corp. ..................................      304,401
--------------------------------------------------------------------------------------
                                                                               978,591
--------------------------------------------------------------------------------------
AIR FREIGHT AND COURIERS -- 0.5%
     1,929   United Parcel Service, Inc., Class B Shares.................      143,807
--------------------------------------------------------------------------------------
AIRLINES -- 0.9%
    15,142   Southwest Airlines Co. .....................................      244,392
--------------------------------------------------------------------------------------
AUTO COMPONENTS -- 1.0%
     2,399   Johnson Controls, Inc. .....................................      278,572
--------------------------------------------------------------------------------------
BANKS -- 7.4%
     2,355   Bank of America Corp. ......................................      189,413
     9,569   The Bank of New York Co., Inc. .............................      316,925
     1,200   Charter One Financial, Inc. ................................       41,460
     3,230   First Tennessee National Corp. .............................      142,443
    12,244   National City Corp. ........................................      415,561
     4,900   SunTrust Banks, Inc. .......................................      350,350
     5,791   Washington Mutual, Inc. ....................................      232,335
     3,851   Wells Fargo & Co. ..........................................      226,785
     1,887   Zions Bancorp. .............................................      115,730
--------------------------------------------------------------------------------------
                                                                             2,031,002
--------------------------------------------------------------------------------------
BEVERAGES -- 1.0%
     5,792   PepsiCo, Inc. ..............................................      270,023
--------------------------------------------------------------------------------------
CHEMICALS -- 1.5%
     2,107   Air Products & Chemicals, Inc. .............................      111,313
     3,956   E.I. du Pont de Nemours & Co. ..............................      181,541
     1,711   PPG Industries, Inc. .......................................      109,538
--------------------------------------------------------------------------------------
                                                                               402,392
--------------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 2.1%
     4,326   Automatic Data Processing Inc. .............................      171,353
     2,414   DST Systems, Inc.+..........................................      100,809
     2,345   Fiserv, Inc.+...............................................       92,651
     9,170   Robert Half International Inc.+.............................      214,028
--------------------------------------------------------------------------------------
                                                                               578,841
--------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 2.6%
     4,241   Cisco Systems, Inc.+........................................      103,014
    18,883   Motorola, Inc. .............................................      265,684
    13,277   Nokia Oyj, Sponsored ADR....................................      225,709
     2,162   QUALCOMM, Inc. .............................................      116,597
--------------------------------------------------------------------------------------
                                                                               711,004
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 70

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                             PIONEER FUND PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 3.9%
     6,925   Dell Inc.+..................................................  $   235,173
     2,102   Hewlett-Packard Co. ........................................       48,283
     6,953   International Business Machines Corp. ......................      644,404
    30,783   Sun Microsystems, Inc.+.....................................      138,216
--------------------------------------------------------------------------------------
                                                                             1,066,076
--------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 5.2%
     3,852   American Express Co. .......................................      185,782
     4,348   Federated Investors, Inc., Class B Shares...................      127,657
     5,336   Merrill Lynch & Co., Inc. ..................................      312,956
     6,920   State Street Corp. .........................................      360,394
     8,957   T. Rowe Price Group Inc. ...................................      424,651
--------------------------------------------------------------------------------------
                                                                             1,411,440
--------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.6%
     2,162   ALLTEL Corp. ...............................................      100,706
    13,081   BellSouth Corp. ............................................      370,192
    19,302   SBC Communications, Inc. ...................................      503,203
--------------------------------------------------------------------------------------
                                                                               974,101
--------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 1.2%
     3,057   American Electric Power Co., Inc. ..........................       93,269
     3,185   Consolidated Edison, Inc. ..................................      136,987
     2,971   The Southern Co. ...........................................       89,873
--------------------------------------------------------------------------------------
                                                                               320,129
--------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.5%
     1,914   Emerson Electric Co. .......................................      123,932
--------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 0.5%
     2,336   Diebold, Inc. ..............................................      125,840
--------------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 0.9%
     4,834   Smith International, Inc.+..................................      200,708
     1,924   Transocean Inc.+............................................       46,195
--------------------------------------------------------------------------------------
                                                                               246,903
--------------------------------------------------------------------------------------
FOOD AND DRUG RETAILING -- 2.6%
     7,405   Sysco Corp. ................................................      275,688
    12,209   Walgreen Co. ...............................................      444,163
--------------------------------------------------------------------------------------
                                                                               719,851
--------------------------------------------------------------------------------------
FOOD PRODUCTS -- 3.8%
     7,513   Campbell Soup Co. ..........................................      201,348
     4,073   General Mills, Inc. ........................................      184,507
     6,399   H.J. Heinz Co. .............................................      233,116
     2,336   Hershey Foods Corp. ........................................      179,849
    10,993   Sara Lee Corp. .............................................      238,658
--------------------------------------------------------------------------------------
                                                                             1,037,478
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                             PIONEER FUND PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
GAS UTILITIES -- 0.3%
     2,369   KeySpan Corp. ..............................................  $    87,179
--------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT AND SUPPLIES -- 1.5%
     6,567   Becton Dickinson & Co. .....................................      270,166
     3,857   Biomet, Inc. ...............................................      140,433
--------------------------------------------------------------------------------------
                                                                               410,599
--------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS AND SERVICES -- 0.5%
     1,366   UnitedHealth Group Inc. ....................................       79,474
       720   WellPoint Health Networks, Inc.+............................       69,833
--------------------------------------------------------------------------------------
                                                                               149,307
--------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 2.5%
     5,806   Colgate-Palmolive Co. ......................................      290,590
     3,868   The Procter & Gamble Co. ...................................      386,336
--------------------------------------------------------------------------------------
                                                                               676,926
--------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 0.2%
     1,351   General Electric Co. .......................................       41,854
--------------------------------------------------------------------------------------
INSURANCE -- 3.5%
     4,130   American International Group, Inc. .........................      273,736
     5,038   The Chubb Corp. ............................................      343,088
     2,918   SAFECO Corp. ...............................................      113,598
     5,727   The St. Paul Cos., Inc. ....................................      227,076
--------------------------------------------------------------------------------------
                                                                               957,498
--------------------------------------------------------------------------------------
IT CONSULTING AND SERVICES -- 1.4%
     5,061   Computer Sciences Corp.+....................................      223,848
     4,373   Electronic Data Systems Corp. ..............................      107,313
     1,761   SunGard Data Systems Inc.+..................................       48,797
--------------------------------------------------------------------------------------
                                                                               379,958
--------------------------------------------------------------------------------------
LEISURE EQUIPMENT AND PRODUCTS -- 0.1%
     1,000   Eastman Kodak Co. ..........................................       25,670
--------------------------------------------------------------------------------------
MACHINERY -- 4.2%
     3,859   Caterpillar Inc. ...........................................      320,374
     5,572   Deere & Co. ................................................      362,459
     2,063   Illinois Tool Works, Inc. ..................................      173,106
     3,532   PACCAR Inc. ................................................      300,644
--------------------------------------------------------------------------------------
                                                                             1,156,583
--------------------------------------------------------------------------------------
MEDIA -- 6.3%
     1,886   Dow Jones & Co., Inc. ......................................       94,017
     4,282   Gannett Co., Inc. ..........................................      381,783
     6,889   The McGraw Hill Cos., Inc. .................................      481,679
     3,792   Omnicom Group, Inc. ........................................      331,155
    17,374   Reed Elsevier NV, Sponsored ADR.............................      430,006
--------------------------------------------------------------------------------------
                                                                             1,718,640
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 72

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                             PIONEER FUND PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
METALS AND MINING -- 3.6%
     6,971   Alcoa Inc. .................................................  $   264,898
         4   Newmont Mining Corp. .......................................          194
     3,401   Phelps Dodge Corp.+.........................................      258,782
     4,258   Rio Tinto PLC, Sponsored ADR................................      473,958
--------------------------------------------------------------------------------------
                                                                               997,832
--------------------------------------------------------------------------------------
MULTILINE RETAIL -- 3.5%
     2,980   Family Dollar Stores, Inc. .................................      106,922
     5,204   The May Department Stores Co. ..............................      151,280
    11,769   Target Corp. ...............................................      451,930
     4,495   Wal-Mart Stores, Inc. ......................................      238,460
--------------------------------------------------------------------------------------
                                                                               948,592
--------------------------------------------------------------------------------------
MULTI-UTILITIES -- 0.3%
     3,374   Vectren Corp. ..............................................       83,169
--------------------------------------------------------------------------------------
OFFICE ELECTRONICS -- 0.9%
     5,315   Canon, Inc., Sponsored ADR..................................      253,207
--------------------------------------------------------------------------------------
OIL AND GAS -- 6.9%
     9,733   ChevronTexaco Corp. ........................................      840,834
     2,850   ConocoPhillips..............................................      186,874
    12,845   Exxon Mobil Corp. ..........................................      526,645
     3,873   Royal Dutch Petroleum Co., NY Shares........................      202,906
     2,932   Shell Transport & Trading Co. PLC, Sponsored ADR............      132,028
--------------------------------------------------------------------------------------
                                                                             1,889,287
--------------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.5%
     4,643   MeadWestvaco Corp. .........................................      138,129
--------------------------------------------------------------------------------------
PHARMACEUTICALS -- 8.2%
     5,268   Abbott Laboratories.........................................      245,489
     4,098   Eli Lilly & Co. ............................................      288,212
     8,148   Johnson & Johnson...........................................      420,926
       733   Medco Health Solutions, Inc.+...............................       24,915
     5,999   Merck & Co. Inc. ...........................................      277,154
     5,139   Novartis AG, ADR............................................      235,829
     6,878   Pfizer Inc. ................................................      243,000
     1,638   Roche Holding AG, Sponsored ADR.............................      165,224
    20,534   Schering-Plough Corp. ......................................      357,086
--------------------------------------------------------------------------------------
                                                                             2,257,835
--------------------------------------------------------------------------------------
ROAD AND RAIL -- 2.3%
     4,543   Burlington Northern Santa Fe Corp. .........................      146,966
    16,059   Norfolk Southern Corp. .....................................      379,795
     1,383   Union Pacific Corp. ........................................       96,091
--------------------------------------------------------------------------------------
                                                                               622,852
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                             PIONEER FUND PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 4.8%
     1,936   Altera Corp.+...............................................  $    43,947
    13,228   Applied Materials, Inc.+....................................      296,969
    13,870   Intel Corp. ................................................      446,614
     4,193   Novellus Systems, Inc.+.....................................      176,316
    12,287   Texas Instruments Inc. .....................................      360,992
--------------------------------------------------------------------------------------
                                                                             1,324,838
--------------------------------------------------------------------------------------
SOFTWARE -- 3.5%
     3,930   Adobe Systems, Inc. ........................................      154,449
     3,884   BMC Software, Inc.+.........................................       72,437
    13,173   Microsoft Corp. ............................................      362,784
     2,544   Symantec Corp.+.............................................       88,150
     8,536   Synopsys, Inc.+.............................................      288,175
--------------------------------------------------------------------------------------
                                                                               965,995
--------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 1.0%
     1,239   Barnes & Noble, Inc.+.......................................       40,701
     4,285   Lowe's Cos., Inc. ..........................................      237,346
--------------------------------------------------------------------------------------
                                                                               278,047
--------------------------------------------------------------------------------------
WATER UTILITIES -- 0.1%
     1,576   Philadelphia Suburban Corp. ................................       34,835
--------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $22,434,819)....................   27,063,206
--------------------------------------------------------------------------------------
   FACE
  AMOUNT                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.1%
$  311,000   State Street Bank and Trust Co., 0.800% due 1/2/04; Proceeds
               at maturity -- $311,014; (Fully collateralized by U.S.
               Treasury Bonds, 8.875% due 2/15/19; Market value --
               $321,750) (Cost -- $311,000)..............................      311,000
--------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100.0% (Cost -- $22,745,819*)..........  $27,374,206
--------------------------------------------------------------------------------------

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is $22,748,960.

 Abbreviation used in this schedule:

 ADR -- American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 74

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 2003

                                                           U.S. GOVERNMENT    SOCIAL AWARENESS
                                                             SECURITIES            STOCK          PIONEER FUND
                                                              PORTFOLIO          PORTFOLIO         PORTFOLIO
--------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost.................................     $210,248,462        $ 66,659,730      $ 22,745,819
--------------------------------------------------------------------------------------------------------------
  Investments, at value................................     $212,999,944        $ 80,076,005      $ 27,374,206
  Cash.................................................              363                  11               981
  Receivable for securities sold.......................        2,824,261                  --                --
  Dividends and interest receivable....................        1,922,668              63,286            33,027
  Receivable for Fund shares sold......................               --                  --            94,633
  Prepaid expenses.....................................              194                  --                --
--------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS.........................................      217,747,430          80,139,302        27,502,847
--------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased.....................        7,640,084                  --            50,995
  Payable for Fund shares reacquired...................          113,099             371,936                --
  Investment management and advisory fees payable......           57,190              41,018            16,883
  Administration fees payable..........................           10,619               3,968             1,047
  Accrued expenses.....................................           44,482              43,949            32,929
--------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES....................................        7,865,474             460,871           101,854
--------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................     $209,881,956        $ 79,678,431      $ 27,400,993
--------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital......................................     $206,811,916         $80,055,618       $37,473,443
  Undistributed net investment income..................               --              22,797               303
  Accumulated net realized gain (loss) from investment
     transactions......................................          318,558         (13,816,259)      (14,701,140)
  Net unrealized appreciation of investments...........        2,751,482          13,416,275         4,628,387
--------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................     $209,881,956        $ 79,678,431      $ 27,400,993
--------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING.....................................       16,666,618           3,458,331         2,508,647
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.............................           $12.59              $23.04            $10.92
--------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 2003

                                                           U.S. GOVERNMENT    SOCIAL AWARENESS      PIONEER
                                                             SECURITIES            STOCK             FUND
                                                              PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest...............................................   $ 11,084,823        $    23,088       $     9,228
  Dividends..............................................             --            926,442           608,063
  Less: Foreign withholding tax..........................             --            (13,431)           (1,568)
-------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME................................     11,084,823            936,099           615,723
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment management and advisory fees (Note 2).......        770,679            427,155           165,533
  Administration fees (Note 2)...........................        143,027             41,144            13,786
  Audit and legal........................................         29,011             29,368            30,667
  Custody................................................         25,365             11,627            12,298
  Shareholder communications.............................         24,109             10,026            23,831
  Trustees' fees.........................................          6,154              6,155             6,152
  Shareholder servicing fees.............................          5,003              4,994             4,997
  Other..................................................          1,081              1,002               564
-------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES.........................................      1,004,429            531,471           257,828
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME....................................     10,080,394            404,628           357,895
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE
3):
  Realized Gain (Loss) From Investment Transactions
  (excluding short-term investments):
     Proceeds from sales.................................    327,522,195         25,069,999        22,136,165
     Cost of securities sold.............................    324,049,943         25,973,132        22,698,563
-------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)...............................      3,472,252           (903,133)         (562,398)
-------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of
  Investments:
     Beginning of year...................................     10,082,480         (4,896,783)         (652,490)
     End of year.........................................      2,751,482         13,416,275         4,628,387
-------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET UNREALIZED APPRECIATION.....     (7,330,998)        18,313,058         5,280,877
-------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS...........................     (3,858,746)        17,409,925         4,718,479
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS...................   $  6,221,648        $17,814,553       $ 5,076,374
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 76

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS            FOR THE YEARS ENDED DECEMBER 31,

            U.S. GOVERNMENT SECURITIES PORTFOLIO                  2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $ 10,080,394    $  8,313,886
  Net realized gain.........................................     3,472,252       3,331,447
  Increase (decrease) in net unrealized appreciation........    (7,330,998)     10,623,543
------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................     6,221,648      22,268,876
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................   (10,812,735)    (14,482,356)
  Net realized gains........................................    (3,572,312)     (1,567,341)
------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................   (14,385,047)    (16,049,697)
------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares..........................    29,246,982     125,224,139
  Net asset value of shares issued for reinvestment of
     dividends..............................................    14,385,047      16,049,697
  Cost of shares reacquired.................................   (69,457,633)    (30,112,939)
------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................   (25,825,604)    111,160,897
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................   (33,989,003)    117,380,076
NET ASSETS:
  Beginning of year.........................................   243,870,959     126,490,883
------------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $209,881,956    $243,870,959
------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........            --        $329,492
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)    FOR THE YEARS ENDED DECEMBER
                                                                             31,

              SOCIAL AWARENESS STOCK PORTFOLIO                   2003            2002
-----------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $   404,628    $    288,889
  Net realized loss.........................................     (903,133)     (8,155,464)
  Increase (decrease) in net unrealized appreciation........   18,313,058     (13,723,733)
-----------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........   17,814,553     (21,590,308)
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................     (392,136)       (642,498)
-----------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................     (392,136)       (642,498)
-----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares..........................    5,724,855       8,483,608
  Net asset value of shares issued for reinvestment of
     dividends..............................................      392,136         642,498
  Cost of shares reacquired.................................   (6,158,720)     (7,939,606)
-----------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................      (41,729)      1,186,500
-----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................   17,380,688     (21,046,306)
NET ASSETS:
  Beginning of year.........................................   62,297,743      83,344,049
-----------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $79,678,431    $ 62,297,743
-----------------------------------------------------------------------------------------
* Includes undistributed net investment income of: .........      $22,797         $10,305
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 78

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)    FOR THE YEARS ENDED DECEMBER
                                                                             31,

                   PIONEER FUND PORTFOLIO                         2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $    357,895    $    813,462
  Net realized loss.........................................      (562,398)    (11,177,209)
  Increase (decrease) in net unrealized appreciation........     5,280,877        (701,900)
------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........     5,076,374     (11,065,647)
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................      (360,254)     (1,848,406)
------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................      (360,254)     (1,848,406)
------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares..........................     4,118,215       2,027,881
  Net asset value of shares issued for reinvestment of
     dividends..............................................       360,254       1,848,406
  Cost of shares reacquired.................................    (3,354,880)     (8,833,615)
------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................     1,123,589      (4,957,328)
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................     5,839,709     (17,871,381)
NET ASSETS:
  Beginning of year.........................................    21,561,284      39,432,665
------------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $ 27,400,993    $ 21,561,284
------------------------------------------------------------------------------------------
* Includes undistributed net investment income of: .........          $303          $2,662
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The U.S. Government Securities Portfolio ("USGS"), Social Awareness Stock Portfolio ("SAS") and Pioneer Fund Portfolio ("PFP") (formerly known as Utilities Portfolio), (collectively, "Fund(s)") are separate diversified investment funds of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these funds and 13 other separate investment funds: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Large Cap, Equity Income, Disciplined Mid Cap Stock, Convertible Securities, MFS Mid Cap Growth, Merrill Lynch Large Cap Core (formerly known as MFS Research), MFS Value, and Zero Coupon Bond Fund (Series 2005) Portfolios. Shares of the Trust are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various affiliated life insurance companies. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Funds are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from unaffiliated reputable brokers or other recognized sources; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) securities, other than U.S. government agencies and obligations, that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; the Funds distribute dividends and capital gains, if any, at least annually; (i) the accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian; (j) the Funds intend to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(k) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2003, reclassifications were made to the capital accounts of USGS to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly-owned subsidiary of Citigroup Inc., ("Citigroup"), acts as investment adviser to USGS and PFP. Prior to May 1, 2003, Smith Barney Fund Management LLC ("SBFM"), another indirect wholly-owned subsidiary of Citigroup, acted as investment manager and adviser to PFP. USGS and PFP pay TAMIC an investment advisory fee calculated at the annual rate of 0.3233% and 0.75% of its average daily net assets, respectively. Under the previous agreement, PFP paid SBFM an investment management and advisory fee calculated at an annual rate of 0.65% of PFP's average daily net assets. These fees are calculated daily and paid monthly.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     SBFM acts as investment manager and adviser to SAS. SAS pays SBFM an investment management and advisory fee calculated at an annual rate of: 0.65% on the first $50 million, 0.55% on the next $50 million, 0.45% on the next $100 million and 0.40% on amounts over $200 million of the average daily net assets of SAS. This fee is calculated daily and paid monthly.

     With shareholder approval, effective May 1, 2003, TAMIC entered into a sub-advisory agreement with Pioneer Investment Management, Inc. ("Pioneer"). Pursuant to the sub-advisory agreement, Pioneer is responsible for the day-to-day operations and investment decisions for PFP. As a result, TAMIC pays Pioneer, as sub-adviser, 0.375% of the average daily net assets of PFP. Prior to May 1, 2003, PFP did not have a sub-adviser.

     The Travelers Insurance Company ("TIC"), another indirect wholly-owned subsidiary of Citigroup, acts as administrator to the Funds. The Funds pay TIC an administration fee calculated at an annual rate of 0.06% of the average daily net assets of each Fund. This fee is calculated daily and paid monthly. TIC has entered into a sub-administrative services agreement with SBFM. TIC pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.02% of the average daily net assets of each Fund, plus $30,000 per Fund, subject to a maximum of 0.06% of each Fund's average daily net assets.

     Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Funds' transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. For the year ended December 31, 2003, each Fund paid transfer agent fees of $5,000 to CTB.

     For the year ended December 31, 2003, Citigroup Global Markets Inc. (formerly known as Salomon Smith Barney Inc.), another indirect wholly-owned subsidiary of Citigroup, and its affiliates received brokerage commissions of $2,465 and $332 from SAS and PFP, respectively.

     One Trustee and all officers of the Trust are employees of Citigroup or its affiliates.

     3.  INVESTMENTS

     During the year ended December 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments and mortgage dollar rolls) were as follows:

                                                                  USGS           SAS           PFP
------------------------------------------------------------------------------------------------------
Purchases...................................................  $333,456,809   $25,037,185   $23,198,486
------------------------------------------------------------------------------------------------------
Sales.......................................................   327,522,195    25,069,999    22,136,165
------------------------------------------------------------------------------------------------------

     At December 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

                                                                 USGS           SAS          PFP
----------------------------------------------------------------------------------------------------
Gross unrealized appreciation...............................  $ 4,801,186   $16,030,925   $4,802,161
Gross unrealized depreciation...............................   (2,113,716)   (2,616,859)    (176,915)
----------------------------------------------------------------------------------------------------
Net unrealized appreciation.................................  $ 2,687,470   $13,414,066   $4,625,246
----------------------------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Funds purchase (and the custodian takes possession of) U.S. Government securities from securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Funds require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     5.  MORTGAGE DOLLAR ROLLS

     The Funds may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of mortgage related securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds from the sale will be reinvested and the income from these investments, together with any additional income received on the sale, is included in investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase the securities may be limited.

     During the year ended December 31, 2003, USGS entered into mortgage dollar roll transactions in the aggregate amount of $58,180,474.

     At December 31, 2003, USGS had outstanding mortgage dollar rolls with a total cost of $7,574,371. SAS and PFP did not have any outstanding mortgage dollar rolls.

     6.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Funds may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA/FNMA transactions. Securities purchased on a TBA basis normally settle 15 to 45 days after the trade date. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At December 31, 2003, USGS held TBA securities with a total cost amounting to $7,574,371.

     7.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Fund were as follows:

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 2003   DECEMBER 31, 2002
---------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO
Shares sold.................................................      2,193,616           9,502,251
Shares issued on reinvestment...............................      1,138,891           1,220,920
Shares reacquired...........................................     (5,229,809)         (2,325,219)
---------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................     (1,897,302)          8,397,952
---------------------------------------------------------------------------------------------------
SOCIAL AWARENESS STOCK PORTFOLIO
Shares sold.................................................        283,273             396,282
Shares issued on reinvestment...............................         17,094              34,690
Shares reacquired...........................................       (309,569)           (415,324)
---------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................         (9,202)             15,648
---------------------------------------------------------------------------------------------------
PIONEER FUND PORTFOLIO
Shares sold.................................................        418,833             190,341
Shares issued on reinvestment...............................         33,048             193,234
Shares reacquired...........................................       (354,955)           (815,007)
---------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................         96,926            (431,432)
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     8.  CAPITAL LOSS CARRYFORWARD

     At December 31, 2003, SAS and PFP had, for Federal income tax purposes, approximately $13,740,000 and $14,591,000, respectively, of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

     The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on December 31 of the year indicated:

                                                           2008        2009         2010          2011
---------------------------------------------------------------------------------------------------------
Social Awareness Stock Portfolio.......................  $774,000   $3,269,000   $ 8,137,000   $1,560,000
Pioneer Fund Portfolio.................................        --      944,000    12,363,000    1,284,000
---------------------------------------------------------------------------------------------------------

     In addition, SAS and PFP had $73,819 and $106,626, respectively, of capital losses realized after October 31, 2003, which were deferred for tax purposes to the first day of the following fiscal year.

     9.  INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

     At December 31, 2003, the tax basis components of distributable earnings were:

                                                                 USGS          SAS            PFP
------------------------------------------------------------------------------------------------------
Undistributed ordinary income...............................          --   $     22,797   $        303
------------------------------------------------------------------------------------------------------
Accumulated capital gains (losses)..........................  $  382,570    (13,740,231)   (14,591,373)
------------------------------------------------------------------------------------------------------
Unrealized appreciation.....................................   2,687,470     13,414,066      4,625,246
------------------------------------------------------------------------------------------------------

     At December 31, 2003, the difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sale loss deferrals.

     The tax character of distributions paid during the year ended December 31, 2003 was:

                                                                 USGS           SAS            PFP
-------------------------------------------------------------------------------------------------------
Ordinary income.............................................  $11,912,557       $392,136       $360,254
Long-term capital gains.....................................    2,472,490             --             --
-------------------------------------------------------------------------------------------------------
Total.......................................................  $14,385,047       $392,136       $360,254
-------------------------------------------------------------------------------------------------------

     At December 31, 2002, the tax basis components of distributable earnings were:

                                                                 USGS          SAS            PFP
------------------------------------------------------------------------------------------------------
Undistributed ordinary income...............................  $1,055,276   $     10,305   $      2,662
------------------------------------------------------------------------------------------------------
Accumulated capital gains (losses)..........................     211,631    (12,179,617)   (13,307,091)
------------------------------------------------------------------------------------------------------
Unrealized appreciation (depreciation)......................   9,966,531     (4,898,992)      (652,490)
------------------------------------------------------------------------------------------------------

     At December 31, 2002, the difference between book basis and tax basis unrealized appreciation and depreciation was attributable primarily to wash sale and other loss deferrals.

     The tax character of distributions paid during the year ended December 31, 2002 was:

                                                                 USGS           SAS            PFP
-------------------------------------------------------------------------------------------------------
Ordinary income.............................................  $15,201,304       $642,498     $1,848,406
Long-term capital gains.....................................      848,393             --             --
-------------------------------------------------------------------------------------------------------
Total.......................................................  $16,049,697       $642,498     $1,848,406
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     10.  ADDITIONAL INFORMATION

     The Funds have received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Funds' Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

     The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

     CAM has begun to take corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

     CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

U.S. GOVERNMENT SECURITIES PORTFOLIO             2003(1)     2002(1)      2001(1)     2000(1)      1999(1)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............    $13.14      $12.44       $12.22     $11.30       $11.80
----------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income........................      0.56        0.63         0.69       0.74         0.68
  Net realized and unrealized gain (loss)......     (0.20)       1.05         0.02       0.84        (1.18)
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations............      0.36        1.68         0.71       1.58        (0.50)
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(2)
  Net investment income........................     (0.68)      (0.89)       (0.49)     (0.66)       (0.00)*
  Net realized gains...........................     (0.23)      (0.09)          --         --           --
----------------------------------------------------------------------------------------------------------
Total Distributions............................     (0.91)      (0.98)       (0.49)     (0.66)       (0.00)*
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...................    $12.59      $13.14       $12.44     $12.22       $11.30
----------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)................................      2.75%      13.63%        5.82%     14.53%       (4.23)%
----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)................  $209,882    $243,871     $126,491    $90,970      $61,623
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)..................................      0.42%       0.44%        0.45%      0.48%        0.48%
  Net investment income........................      4.23        4.82         5.55       6.46         5.97
----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE........................       143%**      165%         327%       289%         164%
----------------------------------------------------------------------------------------------------------

SOCIAL AWARENESS STOCK PORTFOLIO                 2003(1)       2002       2001(1)     2000(1)      1999(1)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............    $17.97      $24.14       $28.76     $29.42       $25.92
----------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income........................      0.12        0.08         0.11       0.14         0.13
  Net realized and unrealized gain (loss)......      5.06       (6.06)       (4.63)     (0.29)        3.93
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations............      5.18       (5.98)       (4.52)     (0.15)        4.06
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(2)
  Net investment income........................     (0.11)      (0.19)       (0.10)     (0.16)       (0.09)
  Net realized gains...........................        --          --           --      (0.35)       (0.47)
----------------------------------------------------------------------------------------------------------
Total Distributions............................     (0.11)      (0.19)       (0.10)     (0.51)       (0.56)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...................    $23.04      $17.97       $24.14     $28.76       $29.42
----------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)................................     28.85%     (24.81)%     (15.71)%    (0.49)%      15.84%
----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)................   $79,678     $62,298      $83,344    $81,184      $68,239
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)..................................      0.78%       0.78%        0.74%      0.75%        0.80%
  Net investment income........................      0.59        0.40         0.45       0.48         0.69
----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE........................        38%         37%          22%        33%          12%
----------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Distributions from realized gains include both net realized short-term and long-term capital gains.

(3) Total returns do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

(4) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

 *  Amount represents less than $0.01 per share.

** Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 168%.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

PIONEER FUND PORTFOLIO                              2003(1)    2002(1)     2001(1)    2000(1)      1999(1)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR................    $8.94     $13.87      $19.22     $15.91       $17.18
----------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income...........................     0.15       0.32        0.37       0.43         0.41
  Net realized and unrealized gain (loss).........     1.98      (4.47)      (4.65)      3.36        (0.36)
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...............     2.13      (4.15)      (4.28)      3.79         0.05
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(2)
  Net investment income...........................    (0.15)     (0.78)      (0.30)     (0.45)       (0.40)
  Net realized gains..............................       --         --       (0.77)     (0.03)       (0.92)
----------------------------------------------------------------------------------------------------------
Total Distributions...............................    (0.15)     (0.78)      (1.07)     (0.48)       (1.32)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR......................   $10.92     $ 8.94      $13.87     $19.22       $15.91
----------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)...................................    23.78%    (30.21)%    (23.00)%    24.26%       (0.08)%
----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...................  $27,401    $21,561     $39,433    $48,456      $31,413
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4).....................................     1.12%      0.90%       0.81%      0.84%        0.88%
  Net investment income...........................     1.56       2.88        2.18       2.47         2.41
----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...........................       98%        25%         20%        22%          10%
----------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Distributions from realized gains include both net realized short-term and long-term capital gains.

(3) Total returns do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

(4) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
THE TRAVELERS SERIES TRUST:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and Pioneer Fund Portfolio (formerly known as Utilities Portfolio) ("Funds") of The Travelers Series Trust ("Trust") as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Funds of the Trust as of December 31, 2003, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                              [KPMG LLP SIGNATURE]

New York, New York
February 13, 2004

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED)

INFORMATION ABOUT TRUSTEES AND OFFICERS

     The business and affairs of the Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund, Money Market Portfolio and The Travelers Series Trust (each a "Trust" and together, the "Trusts") are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Trusts is set forth below. Unless otherwise noted, each person listed below holds his or her position with all of the Trusts. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Trusts' administrator (Travelers Insurance Company at 1-800-842-9368).

                                                 TERM OF                            NUMBER OF
                                              OFFICE(1) AND       PRINCIPAL       PORTFOLIOS IN    OTHER BOARD
                               POSITION(S)       LENGTH         OCCUPATION(S)     FUND COMPLEX     MEMBERSHIPS
                                HELD WITH        OF TIME         DURING PAST        OVERSEEN         HELD BY
NAME, ADDRESS AND AGE             TRUST          SERVED           FIVE YEARS       BY TRUSTEE        TRUSTEE
----------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES:(2)
Robert E. McGill, III          Trustee            Since       Retired                    5        Lydall Inc.;
295 Hancock Road                                   1990                                           Board of
Williamstown, MA                                                                                  Managers of 6
Age 72                                                                                            Variable
                                                                                                  Annuity
                                                                                                  Separate
                                                                                                  Accounts of
                                                                                                  The Travelers
                                                                                                  Insurance Co.
                                                                                                  ("TIC")

Lewis Mandell                  Trustee            Since       Professor,                 5        Delaware North
University of Buffalo                              1990       University of                       Corp.; Board
160 Jacobs Hall                                               Buffalo                             of Managers of
Buffalo, NY                                                                                       6 Variable
Age 60                                                                                            Annuity
                                                                                                  Separate
                                                                                                  Accounts of
                                                                                                  TIC

Frances M. Hawk, CFA, CFP      Trustee            Since       Private Investor           5        Board of
108 Oxford Hill Lane                               1991                                           Managers of 6
Downingtown, PA                                                                                   Variable
Age 55                                                                                            Annuity
                                                                                                  Separate
                                                                                                  Accounts of
                                                                                                  TIC


INTERESTED TRUSTEE:
R. Jay Gerken, CFA(3)          Chairman,          Since       Managing Director        221        Chairman,
Citigroup Asset Management     President,          2002       of Citigroup                        Board of
("CAM")                        Chief                          Global Markets                      Managers of 6
399 Park Avenue, 4th Floor     Executive                      Inc. ("CGM");                       Variable
New York, NY 10022             Officer and                    Chairman,                           Annuity
Age 52                         Trustee                        President and                       Separate
                                                              Chief Executive                     Accounts of
                                                              Officer of Smith                    TIC
                                                              Barney Fund
                                                              Management LLC
                                                              ("SBFM"),
                                                              Travelers
                                                              Investment
                                                              Adviser, Inc.
                                                              ("TIA") and Citi
                                                              Fund Management
                                                              Inc. ("CFM");
                                                              President and
                                                              Chief Executive
                                                              Officer of certain
                                                              mutual funds
                                                              associated with
                                                              Citigroup Inc.
                                                              ("Citigroup");
                                                              Formerly,
                                                              Portfolio Manager
                                                              of Smith Barney
                                                              Allocation Series
                                                              Inc. (from 1996 to
                                                              2001) and Smith
                                                              Barney Growth and
                                                              Income Fund (from
                                                              1996 to 2000)

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                 TERM OF                            NUMBER OF
                                              OFFICE(1) AND       PRINCIPAL       PORTFOLIOS IN    OTHER BOARD
                               POSITION(S)       LENGTH         OCCUPATION(S)     FUND COMPLEX     MEMBERSHIPS
                                HELD WITH        OF TIME         DURING PAST        OVERSEEN         HELD BY
NAME, ADDRESS AND AGE             TRUST          SERVED           FIVE YEARS       BY TRUSTEE        TRUSTEE
----------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS:
Andrew B. Shoup(4)             Senior Vice        Since       Director of CAM;         N/A        N/A
CAM                            President           2004       Senior Vice
125 Broad Street, 10th Floor   and Chief                      President and
New York, NY 10004             Administrative                 Chief
Age 47                         Officer                        Administrative
                                                              Officer of mutual
                                                              funds associated
                                                              with Citigroup;
                                                              Treasurer of
                                                              certain mutual
                                                              funds associated
                                                              with Citigroup;
                                                              Head of
                                                              International
                                                              Funds
                                                              Administration of
                                                              CAM (from 2001 to
                                                              2003); Director of
                                                              Global Funds
                                                              Administration of
                                                              CAM (from 2000 to
                                                              2001); Head of
                                                              U.S. Citibank
                                                              Funds
                                                              Administration of
                                                              CAM (from 1998 to
                                                              2000)

Richard L. Peteka              Treasurer          Since       Director of CGM;         N/A        N/A
CAM                                                2002       Chief Financial
125 Broad Street, 11th Floor                                  Officer and
New York, NY 10004                                            Treasurer of
Age 42                                                        certain mutual
                                                              funds associated
                                                              with Citigroup;
                                                              Director and Head
                                                              of Internal
                                                              Control for CAM
                                                              U.S. Mutual Fund
                                                              Administration
                                                              (from 1999 to
                                                              2002); Vice
                                                              President, Head of
                                                              Mutual Fund
                                                              Administration and
                                                              Treasurer at
                                                              Oppenheimer
                                                              Capital (from 1996
                                                              to 1999)

Andrew Beagley                 Chief              Since       Director of CGM          N/A        N/A
CAM                            Anti-Money          2002       (since 2000);
399 Park Avenue, 4th Floor     Laundering                     Director of
New York, NY 10022             Compliance                     Compliance, North
Age 40                         Officer                        America, CAM
                                                              (since 2000);
                                                              Chief Anti-Money
                                                              Laundering
                                                              Compliance Officer
                                                              and Vice President
                                                              of certain mutual
                                                              funds associated
                                                              with Citigroup;
                                                              Director of
                                                              Compliance,
                                                              Europe, the Middle
                                                              East and Africa,
                                                              CAM (from 1999 to
                                                              2000); Compliance
                                                              Officer, Salomon
                                                              Brothers Asset
                                                              Management
                                                              Limited, Smith
                                                              Barney Global
                                                              Capital Management
                                                              Inc., Salomon
                                                              Brothers Asset
                                                              Management Asia
                                                              Pacific Limited
                                                              (from 1997 to
                                                              1999)
Kaprel Ozsolak                 Controller         Since       Vice President of        N/A        N/A
CAM                                                2002       CGM; Controller of
125 Broad Street, 11th Floor                                  certain mutual
New York, NY 10004                                            funds associated
Age 38                                                        with Citigroup


--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                 TERM OF                            NUMBER OF
                                              OFFICE(1) AND       PRINCIPAL       PORTFOLIOS IN    OTHER BOARD
                               POSITION(S)       LENGTH         OCCUPATION(S)     FUND COMPLEX     MEMBERSHIPS
                                HELD WITH        OF TIME         DURING PAST        OVERSEEN         HELD BY
NAME, ADDRESS AND AGE             TRUST          SERVED           FIVE YEARS       BY TRUSTEE        TRUSTEE
----------------------------------------------------------------------------------------------------------------
Ernest J. Wright               Secretary          Since       Vice President and       N/A        N/A
Travelers Life & Annuity One                       1994       Secretary of TIC
Cityplace
Hartford, CT 06103
Age 63

Kathleen A. McGah              Assistant          Since       Deputy General           N/A        N/A
Travelers Life & Annuity One   Secretary           1995       Counsel of
Cityplace                                                     Travelers
Hartford, CT 06103
Age 53

---------------

(1) Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
(2) Mr. Knight Edwards is an Emeritus Trustee. An Emeritus Trustee is permitted to attend meetings, but has no voting power.
(3) Mr. Gerken is an "interested person" as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is Managing Director of CGM, an indirect wholly owned subsidiary of Citigroup, and his ownership shares and options to purchase shares of Citigroup, the indirect parent of TIC.
(4) As of January 21, 2004.

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

For Federal tax purposes, the Trust hereby designates for the fiscal year ended December 31, 2003:

  -  For corporate shareholders, the percentages of ordinary dividends that qualify for the dividends received deduction are:
       Social Awareness Stock Portfolio..........................         100%
       Pioneer Fund Portfolio....................................         100%

  -  Total long-term capital gain distributions paid:
       U.S. Government Securities Portfolio......................  $2,472,490

The following percentage of ordinary dividends paid from net investment income is derived from Federal obligations and may be exempt from taxation at the state level:

U.S. Government Securities Portfolio........................   20.04%

                     (This page intentionally left blank.)

MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CAPITAL APPRECIATION FUND, MONEY MARKET PORTFOLIO AND THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

TRUSTEES

R. Jay Gerken, CFA
 Chairman
Frances M. Hawk, CFA, CFP
Lewis Mandell
Robert E. McGill, III

OFFICERS

R. Jay Gerken, CFA
President and Chief
Executive Officer

Andrew B. Shoup*
Senior Vice President and
Chief Administrative Officer

Richard L. Peteka
Treasurer

Andrew Beagley
Chief Anti-Money Laundering
Compliance Officer

Kaprel Ozsolak
Controller

Ernest J. Wright
Secretary

Kathleen A. McGah
Assistant Secretary

INVESTMENT MANAGER
AND ADVISERS

Travelers Asset Management International
 Company LLC
Smith Barney Fund Management LLC
 (Social Awareness Stock Portfolio)

ADMINISTRATOR

The Travelers Insurance Company

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

   ------------------
   * As of January 21, 2004.

U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and Pioneer Fund Portfolio are separate investment funds of The Travelers Series Trust, a Massachusetts business trust.
This report is prepared for the general information of contract owners and is not an offer of shares of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund, Money Market Portfolio, The Travelers Series Trust: U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and Pioneer Fund Portfolio. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or Travelers Life and Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including more complete information on charges and expenses. All the Funds contained in this report may not be available under your variable annuity or life contract.

VG-181 (Annual) (2-04) Printed in U.S.A.

\
ITEM 2.  CODE OF ETHICS.

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Trustees of the registrant has determined that Robert E. McGill, a member of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. McGill as the Audit Committee's financial expert. Mr. McGill is an "independent" Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) Audit Fees for Money Market Portfolio were $16,000 and $15,000 for the years ended 12/31/03 and 12/31/02.

         (b) Audit-Related Fees for Money Market Portfolio were $0 and $0 for the years ended 12/31/03 and 12/31/02.

         (c) Tax Fees for Money Market Portfolio were $2,000 and $2,000 for the years ended 12/31/03 and 12/31/02. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Money Market Portfolio.

         (d) All Other Fees for Money Market Portfolio were $0 and $0 for the years ended 12/31/03 and 12/31/02.

         (e) (1) Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

                  The Audit Committee ("Committee") has adopted policies and procedures to, among other purposes, approve all audit and non-audit services provided to the Registrant and certain other persons by the Registrant's independent auditors.

                  The Committee shall not approve non-audit services that the Committee believes may taint the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

                  The policies and procedures require the Committee to approve
                  (a) all audit and permissible non-audit services to be provided to the Registrant and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Registrant. In carrying out this responsibility, the Committee shall seek periodically from the Adviser and from the independent auditors a list of audit and permissible non-audit services that can be expected to be rendered to the Registrant, the Adviser or any Covered Service Providers by the Registrant's independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee (the "Chairperson") and at least one other member of the Committee, as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next meeting after the sub-committee's meeting, its decision(s). From year to year, and at such other times as the Committee deems appropriate, the Committee shall report to the Board whether this system of approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee's per-approval responsibilities to other persons (other than the Adviser or the Fund's officers).

                  Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided by (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

         (f)      N/A

         (g) Non-audit fees billed - $100,000 and $1.2 million for the years ended 12/31/2003 and 12/31/2002.

         (h) Yes. Money Market Portfolio's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Accountant to Money Market Portfolio or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

         (a)      Code of Ethics attached hereto.

         Exhibit 99.CODE ETH

         (b)      Attached hereto.

         Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

         Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Money Market Portfolio

By: /s/ R. Jay Gerken
    R. Jay Gerken
    Chief Executive Officer of
    Money Market Portfolio

Date: March 8, 2004

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ R. Jay Gerken
    R. Jay Gerken
    Chief Executive Officer of
    Money Market Portfolio

Date: March 8, 2004

By: /s/ Richard L. Peteka
    Richard L. Peteka
    Chief Financial Officer of
    Money Market Portfolio

Date: March 8, 2004